File No. 002-92569

811-04250

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 38	☒

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 40	☒

SELIGMAN MUNICIPAL SERIES TRUST

(Exact name of registrant as specified in charter)

100 PARK AVENUE, NEW YORK, NEW YORK 10017

(Address of principal executive offices)

Registrant’s Telephone Number: 212-850-1864 or

Toll-Free 800-221-2450

LAWRENCE P. VOGEL, Treasurer

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

It is proposed that this filing will become effective (check appropriate box):

☐ immediately upon filing pursuant to paragraph (b)	☐ on (date) pursuant to paragraph (a)(1)

☒ on February 1, 2007 pursuant to paragraph (b)	☐ 75 days after filing pursuant to paragraph (a)(2)

☐ 60 days after filing pursuant to paragraph (a)(1)	☐ on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

February 1, 2007

Seligman

Municipal Funds

Seeking Income Exempt from Regular Income Tax

•	Seligman Municipal Fund Series, Inc.

•	Seligman Municipal Series Trust

•	Seligman New Jersey Municipal Fund, Inc.

•	Seligman Pennsylvania Municipal Fund Series

The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if one or more of these Funds is suitable for you.

MUNI-1  2/2007

The Funds

Overview of the Funds

This Prospectus contains information about four separate series that together offer 19 investment options (each, a “Fund”, collectively, the “Funds”):

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

National Fund	Minnesota Fund
Colorado Fund	Missouri Fund
Georgia Fund	New York Fund
Louisiana Fund	Ohio Fund
Maryland Fund	Oregon Fund
Massachusetts Fund	South Carolina Fund
Michigan Fund

Seligman Municipal Series Trust offers the following four Funds:

California High-Yield Fund	Florida Fund
California Quality Fund	North Carolina Fund

Seligman New Jersey Municipal Fund, Inc. (New Jersey Fund)

Seligman Pennsylvania Municipal Fund Series (Pennsylvania Fund)

Investment Objectives

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

Principal Investment Strategies

Each Fund also has its own principal investment strategies and risks.

Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.

Alternative Minimum Tax (“AMT”):

A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.

Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase by a Fund. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent that Fund from achieving its investment objective.

A Fund’s investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by that Fund’s Board of Directors/Trustees. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described in the second paragraph under “Principal Investment Strategies.”

Principal Risks

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will change with fluctuations in the value of individual securities held by that Fund. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund’s portfolio are changes in interest rates and the creditworthiness of a Fund’s portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund’s investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund’s net asset value per share moves in the same direction as the market value of the Fund’s securities holdings. Therefore, if interest rates rise, you should expect a Fund’s net asset value per share to fall, and if interest rates decline, you should expect a Fund’s net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund’s strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.

Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state’s or municipality’s credit quality and result in downgrading or a decline in a security’s market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make or timely make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund’s portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests primarily in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund’s ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market prices. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund’s portfolio do not perform as expected, that Fund’s net asset value may decline.

Risks of territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund’s holdings in such obligations.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the applicable Fund’s Statement of Additional Information.

Past Performance

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance.

Although each Fund’s fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund’s Classes due to their different fees and expenses.

Fees and Expenses

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund’s assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund’s fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

Discussions of each Fund begin on page 5.

National Fund

Investment Objective

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Fund’s performance may also be affected by legislation or policy changes, economic or political factors, natural disasters, terrorist attacks or other factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.69% – quarter ended 12/31/00.

Worst calendar quarter return: -2.26% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.11)%	3.36%	4.24%	n/a
Return after taxes on distributions	(1.11)	3.36	4.24	n/a
Return after taxes on distributions and sale of Fund shares	0.75	3.49	4.29	n/a
Class C	0.85	3.22	n/a	3.08%
Class D	1.87	3.43	3.82	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

National Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.32%		0.32%	0.32%
Total Annual Fund Operating Expenses	0.92%		1.82%	1.82%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	382	667	1,075	2,216
Class D	285	573	985	2,137

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	283	667	1,075	2,216
Class D	185	573	985	2,137

California High-Yield Fund

Investment Objective

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

■	The Fund’s performance may be affected by local, state, and regional factors including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

■	Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal and interest than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum of the Fund’s average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.73% – quarter ended 3/31/00.

Worst calendar quarter return: -2.34% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.35)%	4.01%	4.76%	n/a
Return after taxes on distributions	(0.35)	3.95	4.68	n/a
Return after taxes on distributions and sale of Fund shares	1.21	4.02	4.70	n/a
Class C	1.62	3.86	n/a	3.86%
Class D	2.70	4.08	4.33	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

California High-Yield Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees(2)	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.40%		0.40%	0.40%
Total Annual Fund Operating Expenses	1.00%		1.90%	1.90%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)	Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to 0.40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$572	$778	$1,001	$1,641
Class C	390	691	1,116	2,300
Class D	293	597	1,026	2,222

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$572	$778	$1,001	$1,641
Class C	291	691	1,116	2,300
Class D	193	597	1,026	2,222

California Quality Fund

Investment Objective

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody’s Investors Service (Moody’s) (Aaa, Aa, or A) or Standard & Poor’s Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

■	The Fund’s performance may be affected by local, state, and regional factors. These may include, but are not limited to, state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.31% – quarter ended 12/31/00.

Worst calendar quarter return: -2.53% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.80)%	3.29%	4.47%	n/a
Return after taxes on distributions	(1.83)	3.23	4.31	n/a
Return after taxes on distributions and sale of Fund shares	0.26	3.40	4.40	n/a
Class C	0.21	3.12	n/a	3.57%
Class D	1.26	3.33	4.04	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

California Quality Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.34%		0.34%	0.34%
Total Annual Fund Operating Expenses	0.94%		1.84%	1.84%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$566	$760	$970	$1,575
Class C	384	673	1,086	2,237
Class D	287	579	995	2,159

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$566	$760	$970	$1,575
Class C	285	673	1,086	2,237
Class D	187	579	995	2,159

Colorado Fund

Investment Objective

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:

■	The Fund’s performance may be affected by state, local or regional factors. These may include, but are not limited to, state or local legislation or policy changes, terrorist attacks, long-term water availability, the possibility of a significant correction in the housing sector affecting the construction industry and consumer spending, volatility in energy prices and its effect on the State’s natural resources sector, consumer debt burdens, state and local government budgetary shortfalls and economic and other factors.

■	Due to the current economic conditions in the State, together with the State’s constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. While Colorado voters recently passed a referendum allowing the State to retain excess collected revenues for the next four years, those funds are earmarked for specific areas and will not completely alleviate the State’s budget problems. Colorado’s constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide necessary services.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.40% – quarter ended 12/31/00.

Worst calendar quarter return: -2.33% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.57)%	3.69%	4.37%	n/a
Return after taxes on distributions	(1.67)	3.66	4.34	n/a
Return after taxes on distributions and sale of Fund shares	0.49	3.75	4.37	n/a
Class C	0.26	3.58	n/a	3.56%
Class D	1.45	3.78	3.96	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Colorado Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

Florida Fund

Investment Objective

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State’s ability to pay principal and interest in a timely manner.

■	Florida’s economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum of the Fund’s average daily net assets. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.66% – quarter ended 12/31/00.

Worst calendar quarter return: -2.24% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.80)%	3.35%	4.46%	n/a
Return after taxes on distributions	(1.81)	3.32	4.39	n/a
Return after taxes on distributions and sale of Fund shares	0.28	3.46	4.43	n/a
Class C	0.31	3.38	n/a	3.64%
Class D	1.33	3.59	4.20	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Florida Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75	%(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees(2)	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.40%		0.40%	0.40%
Total Annual Fund Operating Expenses	1.15%		1.90%	1.90%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
(2)	Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to 0.35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	390	691	1,116	2,300
Class D	293	597	1,026	2,222

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	291	691	1,116	2,300
Class D	193	597	1,026	2,222

Georgia Fund

Investment Objective

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Georgia’s economy will be affected by, among other factors, trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services industries, as these industries, along with government, comprise the largest sources of employment within the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

Georgia Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.81% – quarter ended 12/31/00.

Worst calendar quarter return: -2.21% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.14)%	3.25%	4.17%	n/a
Return after taxes on distributions	(1.14)	3.21	4.07	n/a
Return after taxes on distributions and sale of Fund shares	0.67	3.36	4.16	n/a
Class C	0.86	3.11	n/a	3.09%
Class D	1.90	3.32	3.74	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Georgia Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

Louisiana Fund

Investment Objective

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters including the effects of Hurricanes, such as Katrina and Rita, and terrorist attacks.

■	Louisiana’s economy is affected by, among other factors, trends in the oil and gas, tourism, and gaming industries within the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.73% – quarter ended 12/31/00.

Worst calendar quarter return: -1.77% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.33)%	3.40%	4.27%	n/a
Return after taxes on distributions	(1.37)	3.33	4.19	n/a
Return after taxes on distributions and sale of Fund shares	0.64	3.50	4.28	n/a
Class C	0.69	3.27	n/a	3.35%
Class D	1.69	3.50	3.86	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Louisiana Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.37%		0.37%	0.37%
Total Annual Fund Operating Expenses	0.97%		1.87%	1.87%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$569	$769	$986	$1,608
Class C	387	682	1,101	2,268
Class D	290	588	1,011	2,190

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$569	$769	$986	$1,608
Class C	288	682	1,101	2,268
Class D	190	588	1,011	2,190

Maryland Fund

Investment Objective

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

■	The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

26.

Maryland Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.41% – quarter ended 12/31/00.

Worst calendar quarter return: -1.61% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.84)%	3.39%	4.24%	n/a
Return after taxes on distributions	(0.95)	3.29	4.16	n/a
Return after taxes on distributions and sale of Fund shares	0.95	3.46	4.24	n/a
Class C	1.22	3.27	n/a	3.32%
Class D	2.25	3.48	3.82	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Maryland Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

Massachusetts Fund

Investment Objective

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Additionally, Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.45% – quarter ended 12/31/00.

Worst calendar quarter return: -2.80% – quarter ended 9/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.53)%	3.63%	4.49%	n/a
Return after taxes on distributions	(1.60)	3.60	4.42	n/a
Return after taxes on distributions and sale of Fund shares	0.51	3.71	4.46	n/a
Class C	0.45	3.52	n/a	3.56%
Class D	1.57	3.73	4.08	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Massachusetts Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.30%		0.30%	0.30%
Total Annual Fund Operating Expenses	0.90%		1.80%	1.80%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$562	$748	$950	$1,530
Class C	380	661	1,065	2,195
Class D	283	566	975	2,116

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$562	$748	$950	$1,530
Class C	281	661	1,065	2,195
Class D	183	566	975	2,116

Michigan Fund

Investment Objective

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Michigan’s economy continues to suffer from the effects of the recent prolonged national economic slowdown. While the US economy reflects recent improvement, Michigan’s economy, with its emphasis on the automotive and manufacturing sector, has been slower to recover than the overall economy. The largest sources of Michigan tax revenues are the individual income tax and sales and use taxes. There is a strong correlation between income tax collections and salaries and wages earned from employment, and Michigan’s high unemployment rate has adversely impacted individual income tax collections. The second major source of tax revenues are sales and use taxes, which are directly correlated with disposable income, and also suffer from the lagging Michigan economy. The Fund’s Statement of Additional Information contains additional discussion of these factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.98% – quarter ended 12/31/00.

Worst calendar quarter return: -2.00% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.63)%	3.35%	4.42%	n/a
Return after taxes on distributions	(1.74)	3.29	4.31	n/a
Return after taxes on distributions and sale of Fund shares	0.43	3.45	4.39	n/a
Class C	0.44	3.22	n/a	3.46%
Class D	1.40	3.42	3.98	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Michigan Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	378	655	1,055	2,174
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	279	655	1,055	2,174
Class D	181	560	964	2,095

Minnesota Fund

Investment Objective

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.

■	The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota’s budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State’s budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The State achieved a $377 million surplus for the 2004-2005 biennium, and a November 2006 forecast projected a $1.038 billion surplus for the biennium ending June 30, 2007. The budget for each biennial period must be balanced.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.04% – quarter ended 12/31/00.

Worst calendar quarter return: -2.43% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.48)%	3.12%	4.06%	n/a
Return after taxes on distributions	(1.51)	3.11	4.01	n/a
Return after taxes on distributions and sale of Fund shares	0.40	3.23	4.08	n/a
Class C	0.47	2.98	n/a	3.15%
Class D	1.51	3.19	3.62	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Minnesota Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.29%		0.29%	0.29%
Total Annual Fund Operating Expenses	0.89%		1.79%	1.79%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$562	$745	$945	$1,519
Class C	379	658	1,060	2,184
Class D	282	563	970	2,105

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$562	$745	$945	$1,519
Class C	280	658	1,060	2,184
Class D	182	563	970	2,105

Missouri Fund

Investment Objective

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Defense-related business and agriculture play an important role in Missouri’s economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.34% – quarter ended 12/31/00.

Worst calendar quarter return: -2.33% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.20)%	3.61%	4.39%	n/a
Return after taxes on distributions	(1.30)	3.56	4.29	n/a
Return after taxes on distributions and sale of Fund shares	0.67	3.66	4.34	n/a
Class C	0.80	3.42	n/a	3.56%
Class D	1.84	3.64	3.96	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Missouri Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%	(1)	2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.35%		0.35%	0.35%
Total Annual Fund Operating Expenses	0.95%		1.85%	1.85%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	385	676	1,091	2,247
Class D	288	582	1,001	2,169

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$567	$763	$976	$1,586
Class C	286	676	1,091	2,247
Class D	188	582	1,001	2,169

New Jersey Fund

Investment Objective

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	New Jersey’s economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey’s economy will be affected by trends in these sectors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.02% – quarter ended 12/31/00.

Worst calendar quarter return: -2.51% – quarter ended 12/31/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.80)%	3.25%	4.19%	n/a
Return after taxes on distributions	(1.84)	3.21	4.10	n/a
Return after taxes on distributions and sale of Fund shares	0.23	3.35	4.16	n/a
Class C	0.22	3.29	n/a	3.27%
Class D	1.29	3.49	3.90	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

New Jersey Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.24%		1.00%	1.00%
Other Expenses	0.41%		0.41%	0.41%
Total Annual Fund Operating Expenses	1.15%		1.91%	1.91%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	391	694	1,121	2,310
Class D	294	600	1,032	2,233

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$587	$823	$1,078	$1,806
Class C	292	694	1,121	2,310
Class D	194	600	1,032	2,233

New York Fund

Investment Objective

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters, terrorist attacks and the transit workers union strike.

■	New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.

■	A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 6.11% – quarter ended 12/31/00.

Worst calendar quarter return: -2.54% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.10)%	3.83%	4.77%	n/a
Return after taxes on distributions	(1.10)	3.80	4.67	n/a
Return after taxes on distributions and sale of Fund shares	0.72	3.88	4.70	n/a
Class C	0.93	3.70	n/a	3.69%
Class D	1.91	3.91	4.33	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

New York Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	378	655	1,055	2,174
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	279	655	1,055	2,174
Class D	181	560	964	2,095

North Carolina Fund

Investment Objective

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

Principal Investment Strategies

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	While during 2006, the North Carolina economy’s recovery from the 2001 recession continued, job growth has been moderate and some sectors of the economy, particularly manufacturing employment, continued to decline.

■	While the State has been successful in recent years in balancing its budget after coping with a significant budget shortfall some years ago, the State continues to face pressures in matching revenues to expenses and will continue to deal with budget problems until the growth rate in the North Carolina economy increases or changes are made to the tax system to match the changing economy, thereby increasing overall tax revenues. The General Assembly likely will have to deal with a budget shortfall in 2007. Because of these budget problems, both Moody’s and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its “AAA” rating for North Carolina’s general obligations, Moody’s reduced its rating of such obligations to “Aa1”. However, on January 12, 2007, Moody’s restored its rating of North Carolina general obligations to its highest “Aaa” level. A failure to adequately deal with future budget issues could further adversely effect the credit ratings of general obligations of the State.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 4.65% – quarter ended 12/31/00.

Worst calendar quarter return: -2.22% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.47)%	3.20%	4.14%	n/a
Return after taxes on distributions	(1.61)	3.11	4.01	n/a
Return after taxes on distributions and sale of Fund shares	0.35	3.25	4.08	n/a
Class C	0.64	3.20	n/a	3.29%
Class D	1.67	3.42	3.87	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

North Carolina Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.53%		0.53%	0.53%
Total Annual Fund Operating Expenses	1.28%		2.03%	2.03%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$599	$862	$1,144	$1,947
Class C	403	730	1,182	2,435
Class D	306	637	1,093	2,358

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$599	$862	$1,144	$1,947
Class C	304	730	1,182	2,435
Class D	206	637	1,093	2,358

Ohio Fund

Investment Objective

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Ohio’s economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.38% – quarter ended 12/31/00.

Worst calendar quarter return: -2.12% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.30)%	3.22%	4.23%	n/a
Return after taxes on distributions	(1.30)	3.19	4.15	n/a
Return after taxes on distributions and sale of Fund shares	0.47	3.32	4.23	n/a
Class C	0.61	3.08	n/a	3.27%
Class D	1.62	3.29	3.80	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Ohio Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.27%		0.27%	0.27%
Total Annual Fund Operating Expenses	0.87%		1.77%	1.77%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$560	$739	$934	$1,497
Class C	377	652	1,050	2,163
Class D	280	557	959	2,084

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$560	$739	$934	$1,497
Class C	278	652	1,050	2,163
Class D	180	557	959	2,084

Oregon Fund

Investment Objective

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Oregon’s economy may be adversely affected by, among other factors, a potential downturn in its manufacturing industry caused by a global economic slowdown and/or a depreciation of the U.S. dollar, rising regional energy prices, increased state and local government expenses resulting from reforms to Oregon’s Public Employees Retirement System and certain land use regulations, and its declining technology industry.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.07% – quarter ended 12/31/00.

Worst calendar quarter return: -1.78% – quarter ended 6/30/99.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.00)%	3.60%	4.53%	n/a
Return after taxes on distributions	(1.12)	3.54	4.43	n/a
Return after taxes on distributions and sale of Fund shares	0.85	3.65	4.47	n/a
Class C	1.11	3.45	n/a	3.53%
Class D	2.15	3.67	4.10	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Oregon Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none(1)		1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.32%		0.32%	0.32%
Total Annual Fund Operating Expenses	0.92%		1.82%	1.82%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	382	667	1,075	2,216
Class D	285	573	985	2,137

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$564	$754	$960	$1,553
Class C	283	667	1,075	2,216
Class D	185	573	985	2,137

Pennsylvania Fund

Investment Objective

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

Principal Investment Strategies

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.28% – quarter ended 12/31/00.

Worst calendar quarter return: -2.61% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(1.84)%	3.10%	4.10%	n/a
Return after taxes on distributions	(1.84)	3.02	3.98	n/a
Return after taxes on distributions and sale of Fund shares	(0.06)	3.14	4.03	n/a
Class C	0.13	3.09	n/a	3.17%
Class D	1.28	3.32	3.82	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges, or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

Pennsylvania Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%		1.00%	1.00%
Other Expenses	0.68%		0.68%	0.68%
Total Annual Fund Operating Expenses	1.43%		2.18%	2.18%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$614	$906	$1,219	$2,107
Class C	418	775	1,258	2,588
Class D	321	682	1,169	2,513

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$614	$906	$1,219	$2,107
Class C	319	775	1,258	2,588
Class D	221	682	1,169	2,513

South Carolina Fund

Investment Objective

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

Principal Investment Strategies

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

Specific Risks

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

■	The Fund’s performance may be negatively affected by local, state or regional factors, including, but not limited to, state or local legislation or policy changes, economic factors, natural disasters and terrorist attacks.

■	Although South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to 2004. These difficulties did not affect the State’s ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996. In 2005, S&P again lowered its rating on South Carolina general obligation bonds to AA+, primarily citing the overall economic climate in South Carolina. Moody’s and Fitch Ratings maintained their ratings on South Carolina general obligation bonds of Aaa and AAA, respectively.

■	South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal years 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State’s General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.

■	South Carolina experienced further revenue shortfalls in the first two quarters of fiscal year 2004. In August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, Moody’s assigned a negative outlook to the State’s general obligation debt credit rating. The negative outlook remains in place.

■	Due to more positive financial results for fiscal years 2004, 2005 and 2006, South Carolina has eliminated the cumulative $177 million deficit and has fully restored the required balances in the General Reserve Fund and the Capital Reserve Fund.

■	The state sales tax will be increased by one cent (“1¢”), excluding food and accommodations, effective June 1, 2007. Taxpayers will receive relief from the school operating exemption on their tax bills due in January 2008. Revenues from the additional 1¢ tax will be placed into a trust fund. The trust fund will be used (in priority order) to replace the eliminated school operating taxes on owner occupied homes with revenues from the 1¢ general sales tax imposed; then provide $2.5 million total in minimum replacement funding for each county to be distributed among the school districts; then, if funds are available, roll back county operations taxes on owner occupied homes as far as possible, as remaining funds are available from imposition of the new 1¢ general sales tax. If the revenues in the trust fund are ever insufficient to remove all school operating property taxes on owner occupied homes based on the growth factors outlined in Act 388 of 2006, the difference must be made up from the General Fund. Only the school operating replacement funds and the funds for the $2.5 million floor become an obligation of the General Fund if growth is ever not sufficient to cover the obligations of the fund.

■	Property taxing entities are prohibited from raising the operating millage rate by more than population growth plus the increase in the Consumer Price Index. This cap may not be overridden except in the case of an emergency situation, as listed below. This increase requires a 2/3 vote of the local governing body. The additional tax must be listed separately on the tax statement, and may only be put into effect for the amount of time necessary to remedy the emergency. Allowable emergency situations are a previous year’s deficit; a catastrophic event; court order or decree; loss of a taxpaying entity that made up more than 10% of the county’s property tax revenue; or a federal or state requirement enacted after date of ratification.

Past Performance

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested. Past performance (before and after taxes) is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund

Class A Annual Total Returns – Calendar Years

Best calendar quarter return: 5.68% – quarter ended 12/31/00.

Worst calendar quarter return: -2.38% – quarter ended 6/30/04.

Average Annual Total Returns – Periods Ended 12/31/06

	One Year	Five Years	Ten Years	Class C Since Inception 5/27/99
Class A
Return before taxes	(0.82)%	3.95%	4.60%	n/a
Return after taxes on distributions	(0.90)	3.86	4.50	n/a
Return after taxes on distributions and sale of Fund shares	0.90	3.93	4.53	n/a
Class C	1.25	3.83	n/a	3.77%
Class D	2.25	4.04	4.18	n/a
Lehman Brothers Municipal Bond Index	4.84	5.53	5.76	5.45	(1)

The Lehman Brothers Municipal Bond Index is an unmanaged portfolio of long-term fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market. The Index does not reflect any fees, sales charges or taxes, assumes the reinvestment of all distributions, and does not reflect state-specific bond market performance.

(1)	From 5/28/99.

South Carolina Fund

Fees and Expenses

Shareholder Fees (fees paid directly from your investment)	Class A		Class C	Class D
Total Maximum Sales Charge (Load)	4.75%		2%	1%
Maximum Sales Charge (Load) on Purchases (as a % of offering price)	4.75%	(1)	1%	none
Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions (as a % of original purchase price or current net asset value, whichever is less)	none	(1)	1%	1%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average net assets)
Management Fees	0.50%		0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.10%		1.00%	1.00%
Other Expenses	0.28%		0.28%	0.28%
Total Annual Fund Operating Expenses	0.88%		1.78%	1.78%

(1)	If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s total annual operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	378	655	1,055	2,174
Class D	281	560	964	2,095

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$561	$742	$939	$1,508
Class C	279	655	1,055	2,174
Class D	181	560	964	2,095

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated (“Seligman”), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund’s assets, including making purchases and sales of portfolio securities consistent with each Fund’s investment objective and strategies, and administers each Fund’s business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 61 investment portfolios with approximately $11.7 billion in assets as of December 31, 2006. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at December 31, 2006 of approximately $7.8 billion.

Each Fund pays Seligman a fee for its management services. For the fiscal year ended September 30, 2006, the fee for each Fund is equal to an annual rate of 0.50% of each Fund’s average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum management fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waivers at any time.

A discussion regarding the basis for the Boards of Directors’ or Trustees’ (as applicable) approval of the investment management agreements with Seligman as they relate to the Funds is available in the Fund’s Mid-Year Reports, dated March 31.

Portfolio Management

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co- Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-end investment companies). Mr. Moles joined Seligman in 1983.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. Ms. Comerford joined Seligman in 1980.

Mr. Moles and Ms. Comerford each have decision making authority with respect to the investments of the Funds, although, as team leader of the Seligman Municipals Team, Mr. Moles typically makes the final decision with respect to investments made by the Funds.

Each Fund’s Statement of Additional Information provides additional information about the compensation of each Co-Portfolio Manager, other accounts managed by each Co-Portfolio Manager, and each Co-Portfolio Manager’s ownership of securities of the Funds.

Affiliates of Seligman:

Seligman Advisors, Inc.:

Each Fund’s distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. (“SDC”):

Each Fund’s shareholder service agent; provides shareholder account services to the Funds at cost.

Frequently Asked Questions About Regulatory Matters

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as “Seligman” or the “Manager,” and the Seligman registered investment companies are referred to as the “Seligman Funds.”

Q1.	Have any Seligman employees engaged in improper trading?

A.	The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2.	Does Seligman have any policies relating to employee investment in the Seligman Funds?

A.	A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager’s legal department and is subject to the Manager’s Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3.	Has Seligman engaged in improper disclosure of a Fund’s portfolio holdings?

A.	The Manager has found no improprieties relating to the disclosure of a Fund’s portfolio holdings. The Manager has not disclosed and does not disclose a Fund’s portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund’s interest. A description of the policies and procedures with respect to the disclosure of each Fund’s portfolio securities is set forth in each Fund’s Statement of Additional Information.

Q4.	What is Seligman’s policy with regard to receipt of late trades (i.e., after 4:00 pm Eastern Time)?

A.

Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day’s net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to

Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.	What is Seligman’s policy regarding market timing?

A.	Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager’s procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds’ policies is set forth in each Fund’s prospectus.

Q6.	Has Seligman conducted an internal review relating to market timing?

A.	The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager’s internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund’s net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.	Does Seligman disclose its internal market timing control procedures?

A.	Seligman’s market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.	What new practices are being considered to prevent market timing abuses?

A.	Like other members of the mutual fund industry, Seligman has considered, and continues to consider, numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9.	Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A.	Beginning in February 2004, Seligman was in discussions with the New York staff of the SEC and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

At the end of September 2005, the Attorney General indicated that it intended to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino, reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

Any resolution of these matters with regulatory authorities may include, but not be limited to, the relief sought by the Attorney General or other sanctions or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.	Does Seligman have any market timing arrangements at the current time?

A.	Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11.	Have any employees been disciplined in connection with the Manager’s overall internal review?

A.	One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Funds’ Classes represent an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in a Fund, or another Seligman mutual fund.

■	If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC (i.e., a contingent deferred sales charge) and pay higher ongoing 12b-1 fees.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

An authorized dealer or your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 – $99,999	4.00	4.17	3.50
$100,000 – $249,999	3.50	3.63	3.00
$250,000 – $499,999	2.50	2.56	2.25
$500,000 – $999,999	2.00	2.04	1.75
$1,000,000 and over(2)	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)	You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

■	Annual 12b-1 fee (for shareholder services) of up to 0.25%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

Information Regarding Breakpoint Discounts for Class A Shares

Purchases of Class A shares by a “single person” may be eligible for the reduced initial sales charges (“Breakpoint Discounts”) that are described above. For the purpose of the Breakpoint Discount thresholds, “single persons” includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a “single person”, please consult the applicable Fund’s Statement of Additional Information. “Single persons” may be eligible for Breakpoint Discounts under the following circumstances:

Discounts and Rights of Accumulation. Breakpoint Discounts contemplated above are available under a Seligman Group of Funds program referred to as “Rights of Accumulation.” Under this program, reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Seligman Cash Management Fund), (ii) the current net asset value of the Class A shares and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described for Class A shares above.

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts below.

Eligible Employee Benefit Plans. Eligible employee benefit plans which have at least $500,000 invested in the Seligman Group of mutual funds or 50 eligible employees may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within eighteen months prior to plan termination.

CDSCs. Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the applicable Fund’s Statement of Additional Information.

Additional Information. For more information regarding Breakpoint Discounts, please consult the applicable Fund’s Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

Information Regarding Sales of Class A Shares at Net Asset Value

Class A shares of a Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of a Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman’s affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the applicable Fund’s Statement of Additional Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Funds’ distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside Directors, or pursuant to a “fund of funds” arrangement; certain “eligible employee benefit plans”; those partners and employees of outside counsel to the Funds or their directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; in connection with sales pursuant to retirement plan alliance programs that have a written agreement with the Funds’ distributor, and to participants in certain retirement and deferred compensation plans and trusts for which certain entities act as broker-dealer, trustee, or record keeper.

For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the applicable Fund’s Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Class C

■	Initial sales charge on Fund purchases, as set forth below:

Amount of your Investment	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Discount as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 – $249,999	0.50	0.50	0.50
$250,000 – $999,999	0.00	0.00	0.00

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

■	A 1% CDSC on shares sold within eighteen months of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No initial sales charge on reinvested dividends or capital gain distributions.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.

When purchasing shares through certain financial intermediaries listed in the applicable Fund’s Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries.

In addition, in connection with the purchase of Class C shares by a “single person” (as defined above and in the applicable Fund’s Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule through a Right of Accumulation and a letter of intent as described above. For the purpose of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C shares.

Class D*

■	No initial sales charge on purchases.

■	A 1% CDSC on shares sold within one year of purchase.

■	Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

■	No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

*	Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of a Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

Seligman (as well as the Funds’ distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the applicable Fund’s Statement of Additional Information.

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, that allows each Class of a Fund to pay 12b-1 fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class’s assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of charges.

The Boards of Directors or Trustees, as applicable, believe that no conflict of interest currently exists between a Fund’s Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares’ original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund or when you exchange shares of another Seligman mutual fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another Seligman mutual fund, it will be assumed that you held the shares of the other Seligman mutual fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another Seligman mutual fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other Seligman mutual fund.

The CDSC on Class A, Class C and Class D shares may be waived or reduced in the following instances: on redemptions following death or disability; in connection with certain distributions from certain retirement plans, 403(b) plans, 401(k) plans and IRAs; in connection with shares sold to current and retired Directors/Trustees; in connection with shares sold to a governmental entity which is prohibited by applicable laws from paying sales charges and related fees; in connection with systematic withdrawals; in connection with participation in certain 401(k) and retirement programs; on incidental redemptions to cover administrative expenses; on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan-level termination; and in the case of Class A shares purchased by certain institutional investors. The CDSC may also be waived on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund. For more information, please consult the applicable Fund’s Statement of Additional Information or www.seligman.com.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions “Important Policies That May Affect Your Account” and “Frequent Trading of Fund Shares.” Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

NAV: Computed separately for each Class of a Fund by dividing that Class’s share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange (“NYSE”), the order will be executed at the Class’s NAV calculated as of the close of regular trading on the next NYSE trading day, subject to any applicable sales charge. When you sell shares, you receive the Class’s per share NAV, less any applicable CDSC.

The NAV of a Fund’s shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Fund’s Board of Directors/Board of Trustees. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

Opening Your Account

The Funds’ shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see “Deciding Which Class of Shares to Buy—Class D.”

To make your initial investment in a Fund, contact an authorized dealer or your financial advisor, or complete an account application and send it with your check made payable to the applicable Fund or Funds directly to SDC at the address provided on the account application. Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

■	Regular (non-retirement) accounts: $1,000

■	For accounts opened concurrently with Invest-A-Check®:
•	$100 to open if you will be making monthly investments
•	$250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in a Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC at:

Seligman Data Corp.

P.O. Box 9759

Providence, RI 02940-9759

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a

shareholder, the shareholder will be required to deliver the share certificate to SDC, as shareholder service agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should elect telephone services on the account application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares.

Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.

P.O. Box 9766

Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler’s checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check®. You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (“ACH”) member bank. If your bank is not a member of ACH, the Funds will debit your checking account by preauthorized checks. For accounts opened concurrently with Invest-A-Check®, you must buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check®, you must continue to make automatic investments until the Fund’s minimum initial investment of $1,000 is met or your account may be closed. For accounts opened with $1,000 or more, Invest-A-Check® investments may be made for any amount.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.

Dividends From Other Investments. You may have your dividends from other companies invested in the Funds. (Dividend checks must include your name, account number, Fund name and class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information. The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell these Funds’ shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Funds’ shares. Exchanges will be made at each fund’s respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund. If you are exchanging shares subject to a CDSC, for purposes of determining CDSC holding periods, such shares will be exchanged pro rata based on the different times of purchase.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund. If you wish to carry over any other account options (for example, Invest-A-Check® or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund’s required minimum initial investment. Before making an exchange, contact an authorized dealer, your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund’s prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see “Important Policies That May Affect Your Account.”

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, within 2 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.

To protect you and the Funds, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:

■	A signed, written redemption request;
■	Telephone confirmation; and
■	A medallion signature guarantee.

Telephone confirmations will not affect the date on which your redemption request is actually processed, but may delay the payment of proceeds.

Medallion Signature Guarantee:

Protects you and each Seligman mutual fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program or The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.

You may need to provide additional documents to sell Fund shares if you are:

■	a corporation;
■	an executor or administrator;
■	a trustee or custodian; or
■	in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer, your financial advisor or SDC’s Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, typically within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares, you may annually withdraw 10%, of each class, of the value of your accounts (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least eighteen months or one year, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:

■	Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund’s net assets;

■	Refuse any request to buy Fund shares;

■	Reject any request received by telephone;

■	Suspend or terminate telephone services;

■	Reject a medallion signature guarantee that SDC believes may be fraudulent;

■	Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;

■	Close your account if it does not have a certified taxpayer identification number (this is your social security number for individuals); and

■	Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services

You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

■	Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to the address of record or if you have current ACH bank information on file, you may have your redemption proceeds directly deposited to your bank account);

■	Exchange shares between Seligman mutual funds;

■	Change dividend and/or capital gain distribution options;

■	Change your address; and

■	Establish systematic withdrawals to address of record.

If you do not elect telephone services on your account application when you open your account, or opened your account through an authorized dealer or your financial advisor, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

■	Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

■	Corporations may not sell Fund shares by phone;

■	IRAs may only exchange Fund shares or request address changes by phone; and

■	Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund’s NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege

If you sell Fund shares, you may elect, within 120 calendar days, to use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege may be exercised only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Frequent Trading of Fund Shares

As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors/Trustees of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund’s portfolio. If any Fund, Seligman Advisors (the Funds’ distributor) or SDC (the Funds’ shareholder service agent) (referred to collectively below as the “Seligman Parties”) determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund’s shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds’ policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman

Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund’s portfolio, hinder such Fund’s ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund’s operating costs and decrease a Fund’s investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Dividends and Capital Gain Distributions

Each Fund generally declares dividends from its net investment income daily and pays dividends monthly. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds’ distributions will be primarily income dividends. The National Fund and Georgia Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2012 and 2013, respectively. Accordingly, no capital gains distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

You may elect to:

(1)	reinvest both dividends and capital gain distributions;

(2)	receive dividends in cash and reinvest capital gain distributions; or

(3)	receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions, if any, will be reinvested if you do not instruct otherwise.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, typically within 2 business days from the payable date.

Dividend:

A payment by a mutual fund, usually derived from a Fund’s net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund’s portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a Fund’s assets before it calculates its NAV.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.

Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund’s Statement of Additional Information. However, because each shareholder’s situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights

The tables below are intended to help you understand the financial performance of each Fund’s Classes for the periods presented. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated based on average shares outstanding. “Total Return” shows the rate that you would have earned (or lost) on an investment in each Class of the Funds, assuming you reinvested all of your dividends and capital gain distributions, if any. Total returns do not reflect any fees, sales charges or taxes. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their Reports, along with the Funds’ financial statements, are included in each Fund’s Annual Report, which is available upon request.

National Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.88	$7.97	$7.98	$8.05	$7.98
Income from investment operations:
Net investment income	0.35	0.34	0.34	0.33	0.37
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.01)	(0.07)	0.06
Total from investment operations	0.28	0.25	0.33	0.26	0.43
Less distributions:
Dividends from net investment income	(0.35)	(0.34)	(0.34)	(0.33)	(0.36)
Distributions from net realized capital gain	—	—	—	—	—
Total distributions	(0.35)	(0.34)	(0.34)	(0.33)	(0.36)
Net asset value, end of year	$7.81	$7.88	$7.97	$7.98	$8.05
Total Return	3.58%	3.18%	4.16%	3.29%	5.62%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$65,846	$67,861	$73,970	$86,905	$89,243
Ratio of expenses to average net assets	0.92%	0.94%	0.91%	0.95%	0.89%
Ratio of net investment income to average net assets	4.46%	4.29%	4.22%	4.14%	4.64%
Portfolio turnover rate	—	4.55%	—	7.04%	6.97%

See footnotes on page 109.

National Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.88	$7.97	$7.98	$8.05	$7.98
Income from investment operations:
Net investment income	0.28	0.27	0.26	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.01)	(0.07)	0.06
Total from investment operations	0.21	0.18	0.25	0.19	0.36
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.81	$7.88	$7.97	$7.98	$8.05
Total Return	2.66%	2.25%	3.23%	2.36%	4.67%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,343	$2,998	$3,503	$5,446	$5,903
Ratio of expenses to average net assets	1.82%	1.84%	1.81%	1.85%	1.79%
Ratio of net investment income to average net assets	3.56%	3.39%	3.32%	3.24%	3.74%
Portfolio turnover rate	—	4.55%	—	7.04%	6.97%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.88	$7.97	$7.98	$8.05	$7.98
Income from investment operations:
Net investment income	0.28	0.27	0.26	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.01)	(0.07)	0.06
Total from investment operations	0.21	0.18	0.25	0.19	0.36
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Distributions from net realized capital gains	—	—	—	—	—
Total distributions	(0.28)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.81	$7.88	$7.97	$7.98	$8.05
Total Return	2.66%	2.25%	3.23%	2.36%	4.67%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,239	$1,600	$1,799	$2,942	$4,059
Ratio of expenses to average net assets	1.82%	1.84%	1.81%	1.85%	1.79%
Ratio of net investment income to average net assets	3.56%	3.39%	3.32%	3.24%	3.74%
Portfolio turnover rate	—	4.55%	—	7.04%	6.97%

See footnotes on page 109.

California High-Yield Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.62	$6.65	$6.59	$6.74	$6.63
Income from investment operations:
Net investment income	0.28	0.26	0.28	0.28	0.29
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.06	(0.12)	0.13
Total from investment operations	0.26	0.30	0.34	0.16	0.42
Less distributions:
Dividends from net investment income	(0.28)	(0.26)	(0.27)	(0.28)	(0.29)
Distributions from net realized capital gains	—	(0.07)	(0.01)	(0.03)	(0.02)
Total distributions	(0.28)	(0.33)	(0.28)	(0.31)	(0.31)
Net asset value, end of year	$6.60	$6.62	$6.65	$6.59	$6.74
Total Return	3.99%	4.63%	5.30%	2.48%	6.50%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$30,079	$31,432	$34,315	$38,798	$51,011
Ratio of expenses to average net assets	0.90%	0.92%	0.90%	0.88%	0.84%
Ratio of net investment income to average net assets	4.26%	3.97%	4.20%	4.24%	4.41%
Portfolio turnover rate	—	1.47%	—	4.43%	11.72%
Without management fee waiver:*
Ratio of expenses to average net assets	1.00%	1.02%	1.00%	0.98%	0.94%
Ratio of net investment income to average net assets	4.16%	3.87%	4.10%	4.14%	4.31%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.63	$6.66	$6.60	$6.75	$6.64
Income from investment operations:
Net investment income	0.22	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.06	(0.12)	0.13
Total from investment operations	0.20	0.24	0.28	0.10	0.36
Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	—	(0.07)	(0.01)	(0.03)	(0.02)
Total distributions	(0.22)	(0.27)	(0.22)	(0.25)	(0.25)
Net asset value, end of year	$6.61	$6.63	$6.66	$6.60	$6.75
Total Return	3.06%	3.69%	4.35%	1.56%	5.57%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,649	$2,475	$2,964	$3,482	$3,457
Ratio of expenses to average net assets	1.80%	1.82%	1.80%	1.78%	1.74%
Ratio of net investment income to average net assets	3.35%	3.07%	3.30%	3.34%	3.51%
Portfolio turnover rate	—	1.47%	—	4.43%	11.72%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.92%	1.90%	1.88%	1.84%
Ratio of net investment income to average net assets	3.25%	2.97%	3.20%	3.24%	3.41%

See footnotes on page 109.

California High-Yield Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.63	$6.66	$6.60	$6.75	$6.64
Income from investment operations:
Net investment income	0.22	0.20	0.22	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.02)	0.04	0.06	(0.12)	0.13
Total from investment operations	0.20	0.24	0.28	0.10	0.36
Less distributions:
Dividends from net investment income	(0.22)	(0.20)	(0.21)	(0.22)	(0.23)
Distributions from net realized capital gains	—	(0.07)	(0.01)	(0.03)	(0.02)
Total distributions	(0.22)	(0.27)	(0.22)	(0.25)	(0.25)
Net asset value, end of year	$6.61	$6.63	$6.66	$6.60	$6.75
Total Return	3.06%	3.69%	4.35%	1.56%	5.57%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,056	$2,988	$2,519	$4,832	$5,419
Ratio of expenses to average net assets	1.80%	1.82%	1.80%	1.78%	1.74%
Ratio of net investment income to average net assets	3.35%	3.07%	3.30%	3.34%	3.51%
Portfolio turnover rate	—	1.47%	—	4.43%	11.72%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.92%	1.90%	1.88%	1.84%
Ratio of net investment income to average net assets	3.25%	2.97%	3.20%	3.24%	3.41%

California Quality Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.79	$6.89	$6.88	$7.04	$6.90
Income from investment operations:
Net investment income	0.28	0.28	0.28	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.07)	(0.02)	—	(0.16)	0.20
Total from investment operations	0.21	0.26	0.28	0.11	0.49
Less distributions:
Dividends from net investment income	(0.28)	(0.27)	(0.27)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.03)	(0.09)	—	—	(0.06)
Total distributions	(0.31)	(0.36)	(0.27)	(0.27)	(0.35)
Net asset value, end of year	$6.69	$6.79	$6.89	$6.88	$7.04
Total Return	3.14%	3.90%	4.23%	1.63%	7.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$42,495	$47,186	$51,395	$61,566	$74,713
Ratio of expenses to average net assets	0.94%	0.94%	0.93%	0.93%	0.87%
Ratio of net investment income to average net assets	4.19%	4.04%	4.06%	3.96%	4.23%
Portfolio turnover rate	—	—	0.86%	1.43%	6.40%

See footnotes on page 109.

California Quality Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.76	$6.87	$6.85	$7.01	$6.88
Income from investment operations:
Net investment income	0.22	0.21	0.22	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.07)	(0.02)	0.01	(0.16)	0.18
Total from investment operations	0.15	0.19	0.23	0.05	0.41
Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.21)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.03)	(0.09)	—	—	(0.06)
Total distributions	(0.25)	(0.30)	(0.21)	(0.21)	(0.28)
Net asset value, end of year	$6.66	$6.76	$6.87	$6.85	$7.01
Total Return	2.23%	2.84%	3.46%	0.72%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,921	$3,259	$4,783	$5,772	$5,067
Ratio of expenses to average net assets	1.84%	1.84%	1.83%	1.83%	1.77%
Ratio of net investment income to average net assets	3.29%	3.13%	3.16%	3.06%	3.33%
Portfolio turnover rate	—	—	0.86%	1.43%	6.40%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$6.76	$6.87	$6.85	$7.01	$6.88
Income from investment operations:
Net investment income	0.22	0.21	0.22	0.21	0.23
Net realized and unrealized gain (loss) on investments	(0.07)	(0.02)	0.01	(0.16)	0.18
Total from investment operations	0.15	0.19	0.23	0.05	0.41
Less distributions:
Dividends from net investment income	(0.22)	(0.21)	(0.21)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.03)	(0.09)	—	—	(0.06)
Total distributions	(0.25)	(0.30)	(0.21)	(0.21)	(0.28)
Net asset value, end of year	$6.66	$6.76	$6.87	$6.85	$7.01
Total Return	2.23%	2.84%	3.46%	0.72%	6.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,037	$1,022	$1,306	$1,512	$1,956
Ratio of expenses to average net assets	1.84%	1.84%	1.83%	1.83%	1.77%
Ratio of net investment income to average net assets	3.29%	3.13%	3.16%	3.06%	3.33%
Portfolio turnover rate	—	—	0.86%	1.43%	6.40%

See footnotes on page 109.

Colorado Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.65	$7.66	$7.63	$7.69	$7.47
Income from investment operations:
Net investment income	0.31	0.31	0.31	0.31	0.32
Net realized and unrealized gain (loss) on investments	(0.09)	(0.01)	0.03	(0.06)	0.23
Total from investment operations	0.22	0.30	0.34	0.25	0.55
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.30)	(0.32)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.31)	(0.31)	(0.31)	(0.31)	(0.33)
Net asset value, end of year	$7.56	$7.65	$7.66	$7.63	$7.69
Total Return	2.92%	3.93%	4.49%	3.38%	7.60%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,558	$35,058	$36,025	$38,560	$39,155
Ratio of expenses to average net assets	0.95%	0.96%	0.94%	0.99%	0.96%
Ratio of net investment income to average net assets	4.13%	4.05%	4.05%	4.05%	4.31%
Portfolio turnover rate	3.27%	—	5.04%	4.10%	9.45%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.64	$7.65	$7.62	$7.68	$7.46
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.09)	(0.01)	0.03	(0.05)	0.23
Total from investment operations	0.15	0.23	0.27	0.19	0.48
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.24)	(0.25)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.24)	(0.24)	(0.24)	(0.25)	(0.26)
Net asset value, end of year	$7.55	$7.64	$7.65	$7.62	$7.68
Total Return	2.01%	3.00%	3.56%	2.46%	6.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$206	$105	$121	$205	$169
Ratio of expenses to average net assets	1.85%	1.86%	1.84%	1.89%	1.86%
Ratio of net investment income to average net assets	3.23%	3.15%	3.15%	3.15%	3.41%
Portfolio turnover rate	3.27%	—	5.04%	4.10%	9.45%

See footnotes on page 109.

Colorado Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.64	$7.65	$7.62	$7.68	$7.46
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.09)	(0.01)	0.03	(0.05)	0.23
Total from investment operations	0.15	0.23	0.27	0.19	0.48
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.24)	(0.25)
Distributions from net realized capital gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.24)	(0.24)	(0.24)	(0.25)	(0.26)
Net asset value, end of year	$7.55	$7.64	$7.65	$7.62	$7.68
Total Return	2.01%	3.00%	3.56%	2.46%	6.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$141	$153	$138	$276	$461
Ratio of expenses to average net assets	1.85%	1.86%	1.84%	1.89%	1.86%
Ratio of net investment income to average net assets	3.23%	3.15%	3.15%	3.15%	3.41%
Portfolio turnover rate	3.27%	—	5.04%	4.10%	9.45%

Florida Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.92	$8.00	$8.08	$8.08	$7.88
Income from investment operations:
Net investment income	0.33	0.33	0.32	0.32	0.34
Net realized and unrealized gain (loss) on investments	(0.11)	(0.08)	(0.06)	0.01	0.20
Total from investment operations	0.22	0.25	0.26	0.33	0.54
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.32)	(0.32)	(0.34)
Distributions from net realized capital gains	(0.05)	(0.01)	(0.02)	(0.01)	—
Total distributions	(0.37)	(0.33)	(0.34)	(0.33)	(0.34)
Net asset value, end of year	$7.77	$7.92	$8.00	$8.08	$8.08
Total Return	2.86%	3.17%	3.26%	4.16%	7.08%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$25,750	$29,298	$32,470	$34,131	$37,513
Ratio of expenses to average net assets	1.00%	0.98%	0.99%	1.00%	0.94%
Ratio of net investment income to average net assets	4.20%	4.11%	4.05%	3.98%	4.37%
Portfolio turnover rate	5.12%	—	—	12.51%	10.19%
Without management fee waiver:*
Ratio of expenses to average net assets	1.15%	1.13%	1.14%	1.15%	1.09%
Ratio of net investment income to average net assets	4.05%	3.96%	3.90%	3.83%	4.22%

See footnotes on page 109.

Florida Fund

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.02	$8.09	$8.10	$7.90
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.05)	—	0.19
Total from investment operations	0.18	0.18	0.21	0.26	0.48
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.05)	(0.01)	(0.02)	(0.01)	—
Total distributions	(0.32)	(0.27)	(0.28)	(0.27)	(0.28)
Net asset value, end of year	$7.79	$7.93	$8.02	$8.09	$8.10
Total Return	2.22%	2.27%	2.61%	3.24%	6.26%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,171	$3,907	$4,683	$4,686	$3,839
Ratio of expenses to average net assets	1.75%	1.73%	1.74%	1.75%	1.69%
Ratio of net investment income to average net assets	3.45%	3.36%	3.30%	3.23%	3.62%
Portfolio turnover rate	5.12%	—	—	12.51%	10.19%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.88%	1.89%	1.90%	1.84%
Ratio of net investment income to average net assets	3.30%	3.21%	3.15%	3.08%	3.47%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.02	$8.10	$8.10	$7.90
Income from investment operations:
Net investment income	0.27	0.27	0.26	0.26	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.09)	(0.06)	0.01	0.19
Total from investment operations	0.18	0.18	0.20	0.27	0.48
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.28)
Distributions from net realized capital gains	(0.05)	(0.01)	(0.02)	(0.01)	—
Total distributions	(0.32)	(0.27)	(0.28)	(0.27)	(0.28)
Net asset value, end of year	$7.79	$7.93	$8.02	$8.10	$8.10
Total Return	2.22%	2.27%	2.48%	3.37%	6.26%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,164	$1,176	$1,351	$1,567	$1,904
Ratio of expenses to average net assets	1.75%	1.73%	1.74%	1.75%	1.69%
Ratio of net investment income to average net assets	3.45%	3.36%	3.30%	3.23%	3.62%
Portfolio turnover rate	5.12%	—	—	12.51%	10.19%
Without management fee waiver:*
Ratio of expenses to average net assets	1.90%	1.88%	1.89%	1.90%	1.84%
Ratio of net income to average net assets	3.30%	3.21%	3.15%	3.08%	3.47%

See footnotes on page 109.

Georgia Fund (continued)

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.78	$7.84	$8.01	$8.10	$7.89
Income from investment operations:
Net investment income	0.32	0.31	0.32	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.16)	(0.06)	0.22
Total from investment operations	0.28	0.25	0.16	0.27	0.57
Less distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.32)	(0.33)	(0.35)
Distributions from net realized capital gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions	(0.32)	(0.31)	(0.33)	(0.36)	(0.36)
Net asset value, end of year	$7.74	$7.78	$7.84	$8.01	$8.10
Total Return	3.70%	3.19%	2.09%	3.48%	7.47%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$27,966	$30,456	$32,928	$35,086	$38,306
Ratio of expenses to average net assets	0.95%	0.98%	0.94%	0.97%	0.89%
Ratio of net investment income to average net assets	4.15%	3.93%	4.11%	4.16%	4.44%
Portfolio turnover rate	—	8.59%	20.43%	—	13.66%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.80	$7.86	$8.02	$8.12	$7.91
Income from investment operations:
Net investment income	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.15)	(0.07)	0.22
Total from investment operations	0.21	0.18	0.10	0.19	0.50
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.25)	(0.26)	(0.28)
Distributions from net realized capital gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions	(0.25)	(0.24)	(0.26)	(0.29)	(0.29)
Net asset value, end of year	$7.76	$7.80	$7.86	$8.02	$8.12
Total Return	2.76%	2.26%	1.30%	2.42%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$485	$586	$639	$620	$600
Ratio of expenses to average net assets	1.85%	1.88%	1.84%	1.87%	1.79%
Ratio of net investment income to average net assets	3.25%	3.03%	3.21%	3.26%	3.54%
Portfolio turnover rate	—	8.59%	20.43%	—	13.66%

See footnotes on page 109.

Georgia Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.80	$7.86	$8.03	$8.12	$7.91
Income from investment operations:
Net investment income	0.25	0.24	0.25	0.26	0.28
Net realized and unrealized gain (loss) on investments	(0.04)	(0.06)	(0.16)	(0.06)	0.22
Total from investment operations	0.21	0.18	0.09	0.20	0.50
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.25)	(0.26)	(0.28)
Distributions from net realized capital gains	—	—	(0.01)	(0.03)	(0.01)
Total distributions	(0.25)	(0.24)	(0.26)	(0.29)	(0.29)
Net asset value, end of year	$7.76	$7.80	$7.86	$8.03	$8.12
Total Return	2.76%	2.26%	1.17%	2.55%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$899	$1,107	$1,479	$1,658	$2,010
Ratio of expenses to average net assets	1.85%	1.88%	1.84%	1.87%	1.79%
Ratio of net investment income to average net assets	3.25%	3.03%	3.21%	3.26%	3.54%
Portfolio turnover rate	—	8.59%	20.43%	—	13.66%

Louisiana Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.22	$8.27	$8.41	$8.15
Income from investment operations:
Net investment income	0.34	0.34	0.34	0.36	0.37
Net realized and unrealized gain (loss) on investments	(0.06)	(0.13)	(0.03)	(0.12)	0.26
Total from investment operations	0.28	0.21	0.31	0.24	0.63
Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.34)	(0.35)	(0.37)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.02)	(0.03)	—
Total distributions	(0.37)	(0.37)	(0.36)	(0.38)	(0.37)
Net asset value, end of year	$7.97	$8.06	$8.22	$8.27	$8.41
Total Return	3.51%	2.53%	3.77%	3.03%	7.94%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$29,877	$38,036	$41,960	$46,181	$49,356
Ratio of expenses to average net assets	0.97%	0.95%	0.91%	0.94%	0.87%
Ratio of net investment income to average net assets	4.26%	4.16%	4.14%	4.33%	4.56%
Portfolio turnover rate	—	2.54%	2.51%	—	11.19%

See footnotes on page 109.

Louisiana Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.22	$8.27	$8.41	$8.15
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.06)	(0.14)	(0.04)	(0.11)	0.25
Total from investment operations	0.21	0.13	0.23	0.17	0.55
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.02)	(0.03)	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.31)	(0.29)
Net asset value, end of year	$7.97	$8.06	$8.22	$8.27	$8.41
Total Return	2.58%	1.62%	2.84%	2.11%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$652	$759	$698	$687	$769
Ratio of expenses to average net assets	1.87%	1.85%	1.81%	1.84%	1.77%
Ratio of net investment income to average net assets	3.36%	3.27%	3.24%	3.43%	3.66%
Portfolio turnover rate	—	2.54%	2.51%	—	11.19%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.22	$8.27	$8.41	$8.15
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.28	0.30
Net realized and unrealized gain (loss) on investments	(0.05)	(0.14)	(0.04)	(0.11)	0.25
Total from investment operations	0.22	0.13	0.23	0.17	0.55
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.26)	(0.28)	(0.29)
Distributions from net realized capital gains	(0.03)	(0.03)	(0.02)	(0.03)	—
Total distributions	(0.30)	(0.29)	(0.28)	(0.31)	(0.29)
Net asset value, end of year	$7.98	$8.06	$8.22	$8.27	$8.41
Total Return	2.71%	1.61%	2.84%	2.11%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$598	$580	$464	$843	$1,123
Ratio of expenses to average net assets	1.87%	1.85%	1.81%	1.84%	1.77%
Ratio of net investment income to average net assets	3.36%	3.27%	3.24%	3.43%	3.66%
Portfolio turnover rate	—	2.54%	2.51%	—	11.19%

See footnotes on page 109.

Maryland Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.97	$8.03	$8.05	$8.27	$8.08
Income from investment operations:
Net investment income	0.32	0.31	0.31	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.03)	(0.02)	—	(0.14)	0.22
Total from investment operations	0.29	0.29	0.31	0.18	0.58
Less distributions:
Dividends from net investment income	(0.32)	(0.31)	(0.31)	(0.31)	(0.36)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.02)	(0.09)	(0.03)
Total distributions	(0.34)	(0.35)	(0.33)	(0.40)	(0.39)
Net asset value, end of year	$7.92	$7.97	$8.03	$8.05	$8.27
Total Return	3.78%	3.72%	3.94%	2.29%	7.33%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$34,623	$39,148	$41,082	$45,239	$47,787
Ratio of expenses to average net assets	0.95%	0.96%	0.93%	0.96%	0.90%
Ratio of net investment income to average net assets	4.04%	3.87%	3.89%	3.92%	4.47%
Portfolio turnover rate	13.33%	9.77%	5.66%	10.98%	19.30%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.98	$8.05	$8.06	$8.29	$8.09
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.03)	(0.03)	0.01	(0.14)	0.23
Total from investment operations	0.22	0.21	0.25	0.10	0.52
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.24)	(0.24)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.02)	(0.09)	(0.03)
Total distributions	(0.27)	(0.28)	(0.26)	(0.33)	(0.32)
Net asset value, end of year	$7.93	$7.98	$8.05	$8.06	$8.29
Total Return	2.85%	2.66%	3.13%	1.25%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$490	$421	$419	$444	$480
Ratio of expenses to average net assets	1.85%	1.86%	1.83%	1.86%	1.80%
Ratio of net investment income to average net assets	3.14%	2.97%	2.99%	3.02%	3.57%
Portfolio turnover rate	13.33%	9.77%	5.66%	10.98%	19.30%

See footnotes on page 109.

Maryland Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.98	$8.05	$8.06	$8.29	$8.09
Income from investment operations:
Net investment income	0.25	0.24	0.23	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.03)	(0.03)	0.02	(0.14)	0.23
Total from investment operations	0.22	0.21	0.25	0.10	0.52
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.24)	(0.24)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.04)	(0.02)	(0.09)	(0.03)
Total distributions	(0.27)	(0.28)	(0.26)	(0.33)	(0.32)
Net asset value, end of year	$7.93	$7.98	$8.05	$8.06	$8.29
Total Return	2.85%	2.66%	3.13%	1.25%	6.49%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,548	$1,932	$2,016	$2,291	$2,352
Ratio of expenses to average net assets	1.85%	1.86%	1.83%	1.86%	1.80%
Ratio of net investment income to average net assets	3.14%	2.97%	2.99%	3.02%	3.57%
Portfolio turnover rate	13.33%	9.77%	5.66%	10.98%	19.30%

Massachusetts Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.15	$8.27	$8.34	$8.38	$8.01
Income from investment operations:
Net investment income	0.34	0.34	0.33	0.33	0.35
Net realized and unrealized gain (loss) on investments	(0.11)	(0.11)	(0.07)	(0.05)	0.37
Total from investment operations	0.23	0.23	0.26	0.28	0.72
Less distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.33)	(0.32)	(0.35)
Distributions from net realized capital gains	(0.03)	(0.02)	‡	—	—
Total distributions	(0.37)	(0.35)	(0.33)	(0.32)	(0.35)
Net asset value, end of year	$8.01	$8.15	$8.27	$8.34	$8.38
Total Return	2.86%	2.90%	3.18%	3.48%	9.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$62,426	$69,598	$76,118	$83,379	$87,225
Ratio of expenses to average net assets	0.90%	0.91%	0.89%	0.92%	0.86%
Ratio of net investment income to average net assets	4.25%	4.09%	3.98%	3.96%	4.42%
Portfolio turnover rate	—	4.55%	1.97%	2.42%	5.74%

See footnotes on page 109.

Massachusetts Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.15	$8.27	$8.34	$8.37	$8.01
Income from investment operations:
Net investment income	0.27	0.26	0.26	0.25	0.28
Net realized and unrealized gain (loss) on investments	(0.12)	(0.10)	(0.08)	(0.03)	0.36
Total from investment operations	0.15	0.16	0.18	0.22	0.64
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.25)	(0.25)	(0.28)
Distributions from net realized capital gains	(0.03)	(0.02)	‡	—	—
Total distributions	(0.29)	(0.28)	(0.25)	(0.25)	(0.28)
Net asset value, end of year	$8.01	$8.15	$8.27	$8.34	$8.37
Total Return	1.93%	1.98%	2.25%	2.68%	8.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,450	$2,527	$3,052	$3,284	$1,513
Ratio of expenses to average net assets	1.80%	1.81%	1.79%	1.82%	1.76%
Ratio of net investment income to average net assets	3.35%	3.19%	3.08%	3.06%	3.52%
Portfolio turnover rate	—	4.55%	1.97%	2.42%	5.74%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.15	$8.27	$8.34	$8.37	$8.01
Income from investment operations:
Net investment income	0.27	0.26	0.26	0.25	0.28
Net realized and unrealized gain (loss) on investments	(0.12)	(0.10)	(0.08)	(0.03)	0.36
Total from investment operations	0.15	0.16	0.18	0.22	0.64
Less distributions:
Dividends from net investment income	(0.26)	(0.26)	(0.25)	(0.25)	(0.28)
Distributions from net realized capital gains	(0.03)	(0.02)	‡	—	—
Total distributions	(0.29)	(0.28)	(0.25)	(0.25)	(0.28)
Net asset value, end of year	$8.01	$8.15	$8.27	$8.34	$8.37
Total Return	1.93%	1.98%	2.25%	2.68%	8.17%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$518	$607	$785	$1,293	$1,725
Ratio of expenses to average net assets	1.80%	1.81%	1.79%	1.82%	1.76%
Ratio of net investment income to average net assets	3.35%	3.19%	3.08%	3.06%	3.52%
Portfolio turnover rate	—	4.55%	1.97%	2.42%	5.74%

See footnotes on page 109.

Michigan Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.44	$8.57	$8.64	$8.64	$8.47
Income from investment operations:
Net investment income	0.34	0.35	0.35	0.32	0.38
Net realized and unrealized gain (loss) on investments	(0.08)	(0.14)	(0.06)	0.04	0.21
Total from investment operations	0.26	0.21	0.29	0.36	0.59
Less distributions:
Dividends from net investment income	(0.34)	(0.34)	(0.34)	(0.32)	(0.38)
Distributions from net realized capital gains	(0.03)	**	(0.02)	(0.04)	(0.04)
Total distributions	(0.37)	(0.34)	(0.36)	(0.36)	(0.42)
Net asset value, end of year	$8.33	$8.44	$8.57	$8.64	$8.64
Total Return	3.12%	2.56%	3.51%	4.24%	7.23%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$89,978	$100,016	$108,791	$116,487	$123,283
Ratio of expenses to average net assets	0.88%	0.90%	0.87%	0.91%	0.86%
Ratio of net investment income to average net assets	4.12%	4.11%	4.08%	3.79%	4.51%
Portfolio turnover rate	10.63%	8.64%	—	6.10%	1.66%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.43	$8.56	$8.63	$8.63	$8.46
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.09)	(0.13)	(0.05)	0.03	0.21
Total from investment operations	0.18	0.14	0.22	0.28	0.51
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.27)	(0.24)	(0.30)
Distributions from net realized capital gains	(0.03)	**	(0.02)	(0.04)	(0.04)
Total distributions	(0.29)	(0.27)	(0.29)	(0.28)	(0.34)
Net asset value, end of year	$8.32	$8.43	$8.56	$8.63	$8.63
Total Return	2.20%	1.64%	2.59%	3.32%	6.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$958	$918	$851	$728	$1,169
Ratio of expenses to average net assets	1.78%	1.80%	1.77%	1.81%	1.76%
Ratio of net investment income to average net assets	3.22%	3.21%	3.18%	2.89%	3.61%
Portfolio turnover rate	10.63%	8.64%	—	6.10%	1.66%

See footnotes on page 109.

Michigan Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.43	$8.56	$8.63	$8.63	$8.46
Income from investment operations:
Net investment income	0.27	0.27	0.27	0.25	0.30
Net realized and unrealized gain (loss) on investments	(0.09)	(0.13)	(0.05)	0.03	0.21
Total from investment operations	0.18	0.14	0.22	0.28	0.51
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.27)	(0.24)	(0.30)
Distributions from net realized capital gains	(0.03)	**	(0.02)	(0.04)	(0.04)
Total distributions	(0.29)	(0.27)	(0.29)	(0.28)	(0.34)
Net asset value, end of year	$8.32	$8.43	$8.56	$8.63	$8.63
Total Return	2.20%	1.64%	2.59%	3.32%	6.28%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,061	$2,101	$2,583	$2,093	$1,977
Ratio of expenses to average net assets	1.78%	1.80%	1.77%	1.81%	1.76%
Ratio of net investment income to average net assets	3.22%	3.21%	3.18%	2.89%	3.61%
Portfolio turnover rate	10.63%	8.64%	—	6.10%	1.66%

Minnesota Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.75	$7.83	$7.87	$7.92	$7.72
Income from investment operations:
Net investment income	0.31	0.31	0.31	0.29	0.35
Net realized and unrealized gain (loss) on investments	(0.08)	(0.09)	(0.05)	(0.06)	0.19
Total from investment operations	0.23	0.22	0.26	0.23	0.54
Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.30)	(0.28)	(0.34)
Distributions from net realized capital gains	(0.01)	—	—	—	—
Total distributions	(0.31)	(0.30)	(0.30)	(0.28)	(0.34)
Net asset value, end of year	$7.67	$7.75	$7.83	$7.87	$7.92
Total Return	3.04%	2.90%	3.41%	3.02%	7.20%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$78,066	$84,659	$91,022	$96,175	$99,368
Ratio of expenses to average net assets	0.89%	0.92%	0.88%	0.93%	0.85%
Ratio of net investment income to average net assets	4.04%	3.96%	3.95%	3.69%	4.49%
Portfolio turnover rate	10.60%	8.09%	1.85%	9.37%	8.09%

See footnotes on page 109.

Minnesota Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.75	$7.83	$7.87	$7.93	$7.72
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.22	0.28
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.05)	(0.07)	0.20
Total from investment operations	0.17	0.15	0.19	0.15	0.48
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.21)	(0.27)
Distributions from net realized capital gains	(0.01)	—	—	—	—
Total distributions	(0.24)	(0.23)	(0.23)	(0.21)	(0.27)
Net asset value, end of year	$7.68	$7.75	$7.83	$7.87	$7.93
Total Return	2.16%	1.95%	2.49%	1.97%	6.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$249	$287	$390	$555	$432
Ratio of expenses to average net assets	1.79%	1.82%	1.78%	1.83%	1.75%
Ratio of net investment income to average net assets	3.14%	3.06%	3.05%	2.79%	3.59%
Portfolio turnover rate	10.60%	8.09%	1.85%	9.37%	8.09%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.75	$7.83	$7.87	$7.93	$7.72
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.22	0.28
Net realized and unrealized gain (loss) on investments	(0.07)	(0.09)	(0.05)	(0.07)	0.20
Total from investment operations	0.17	0.15	0.19	0.15	0.48
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.21)	(0.27)
Distributions from net realized capital gains	(0.01)	—	—	—	—
Total distributions	(0.24)	(0.23)	(0.23)	(0.21)	(0.27)
Net asset value, end of year	$7.68	$7.75	$7.83	$7.87	$7.93
Total Return	2.16%	1.95%	2.49%	1.97%	6.38%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$637	$762	$1,315	$1,370	$1,779
Ratio of expenses to average net assets	1.79%	1.82%	1.78%	1.83%	1.75%
Ratio of net investment income to average net assets	3.14%	3.06%	3.05%	2.79%	3.59%
Portfolio turnover rate	10.60%	8.09%	1.85%	9.37%	8.09%

See footnotes on page 109.

Missouri Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.84	$7.89	$7.94	$8.02	$7.81
Income from investment operations:
Net investment income	0.31	0.31	0.30	0.30	0.34
Net realized and unrealized gain (loss) on investments	(0.04)	(0.04)	(0.04)	(0.06)	0.26
Total from investment operations	0.27	0.27	0.26	0.24	0.60
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.30)	(0.30)	(0.34)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Total distributions	(0.33)	(0.32)	(0.31)	(0.32)	(0.39)
Net asset value, end of year	$7.78	$7.84	$7.89	$7.94	$8.02
Total Return	3.51%	3.39%	3.38%	2.98%	7.89%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$29,097	$31,347	$33,899	$36,409	$38,519
Ratio of expenses to average net assets	0.95%	0.97%	0.94%	0.97%	0.90%
Ratio of net investment income to average net assets	4.03%	3.95%	3.83%	3.79%	4.37%
Portfolio turnover rate	15.02%	—	3.99%	2.95%	4.04%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.84	$7.89	$7.95	$8.02	$7.81
Income from investment operations:
Net investment income	0.24	0.24	0.23	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.05)	(0.04)	(0.05)	(0.05)	0.26
Total from investment operations	0.19	0.20	0.18	0.18	0.53
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.23)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Total distributions	(0.26)	(0.25)	(0.24)	(0.25)	(0.32)
Net asset value, end of year	$7.77	$7.84	$7.89	$7.95	$8.02
Total Return	2.58%	2.46%	2.33%	2.18%	6.92%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$44	$141	$139	$88	$82
Ratio of expenses to average net assets	1.85%	1.87%	1.84%	1.87%	1.80%
Ratio of net investment income to average net assets	3.13%	3.05%	2.93%	2.90%	3.47%
Portfolio turnover rate	15.02%	—	3.99%	2.95%	4.04%

See footnotes on page 109.

Missouri Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.84	$7.89	$7.95	$8.02	$7.81
Income from investment operations:
Net investment income	0.24	0.24	0.23	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.04)	(0.05)	(0.05)	0.26
Total from investment operations	0.20	0.20	0.18	0.18	0.53
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.23)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.02)	(0.01)	(0.01)	(0.02)	(0.05)
Total distributions	(0.26)	(0.25)	(0.24)	(0.25)	(0.32)
Net asset value, end of year	$7.78	$7.84	$7.89	$7.95	$8.02
Total Return	2.58%	2.46%	2.33%	2.18%	6.92%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$309	$362	$345	$511	$600
Ratio of expenses to average net assets	1.85%	1.87%	1.84%	1.86%	1.80%
Ratio of net investment income to average net assets	3.13%	3.05%	2.93%	2.90%	3.47%
Portfolio turnover rate	15.02%	—	3.99%	2.95%	4.04%

New Jersey Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.49	$7.54	$7.60	$7.65	$7.44
Income from investment operations:
Net investment income	0.30	0.30	0.29	0.29	0.31
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.05)	(0.04)	0.22
Total from investment operations	0.22	0.26	0.24	0.25	0.53
Less distributions:
Dividends from net investment income	(0.30)	(0.30)	(0.29)	(0.29)	(0.31)
Distributions from net realized capital gains	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)
Total distributions	(0.34)	(0.31)	(0.30)	(0.30)	(0.32)
Net asset value, end of year	$7.37	$7.49	$7.54	$7.60	$7.65
Total Return	2.99%	3.40%	3.28%	3.34%	7.29%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$32,449	$35,209	$43,324	$46,610	$49,274
Ratio of expenses to average net assets	1.15%	1.20%	1.13%	1.13%	1.04%
Ratio of net investment income to average net assets	4.03%	3.95%	3.91%	3.82%	4.23%
Portfolio turnover rate	4.39%	2.53%	—	4.39%	13.02%

See footnotes on page 109.

New Jersey Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.59	$7.64	$7.69	$7.74	$7.52
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.04)	(0.04)	0.23
Total from investment operations	0.16	0.20	0.20	0.19	0.49
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)
Total distributions	(0.28)	(0.25)	(0.25)	(0.24)	(0.27)
Net asset value, end of year	$7.47	$7.59	$7.64	$7.69	$7.74
Total Return	2.17%	2.57%	2.58%	2.52%	6.54%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$3,289	$3,453	$3,659	$5,271	$5,096
Ratio of expenses to average net assets	1.91%	1.96%	1.90%	1.90%	1.84%
Ratio of net investment income to average net assets	3.28%	3.19%	3.14%	3.05%	3.44%
Portfolio turnover rate	4.39%	2.53%	—	4.39%	13.02%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.59	$7.64	$7.69	$7.74	$7.52
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.23	0.26
Net realized and unrealized gain (loss) on investments	(0.08)	(0.04)	(0.04)	(0.04)	0.23
Total from investment operations	0.16	0.20	0.20	0.19	0.49
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.04)	(0.01)	(0.01)	(0.01)	(0.01)
Total distributions	(0.28)	(0.25)	(0.25)	(0.24)	(0.27)
Net asset value, end of year	$7.47	$7.59	$7.64	$7.69	$7.74
Total Return	2.17%	2.57%	2.58%	2.52%	6.54%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$864	$920	$1,002	$1,299	$1,366
Ratio of expenses to average net assets	1.91%	1.96%	1.90%	1.90%	1.84%
Ratio of net investment income to average net assets	3.28%	3.19%	3.14%	3.05%	3.44%
Portfolio turnover rate	4.39%	2.53%	—	4.39%	13.02%

See footnotes on page 109.

New York Fund

	Year Ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.26	$8.27	$8.34	$8.43	$8.16
Income from investment operations:
Net investment income	0.35	0.33	0.35	0.34	0.36
Net realized and unrealized gain (loss) on investments	(0.06)	(0.01)	(0.06)	(0.07)	0.27
Total from investment operations	0.29	0.32	0.29	0.27	0.63
Less distributions:
Dividends from net investment income	(0.34)	(0.33)	(0.34)	(0.34)	(0.36)
Distributions from net realized capital gains	(0.02)	ø	(0.02)	(0.02)	—
Total distributions	(0.36)	(0.33)	(0.36)	(0.36)	(0.36)
Net asset value, end of year	$8.19	$8.26	$8.27	$8.34	$8.43
Total Return	3.61%	3.96%	3.60%	3.24%	7.94%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$63,794	$69,563	$71,698	$80,452	$83,723
Ratio of expenses to average net assets	0.88%	0.90%	0.88%	0.91%	0.87%
Ratio of net income to average net assets	4.25%	4.03%	4.18%	4.11%	4.43%
Portfolio turnover rate	—	10.47%	—	6.35%	19.43%

	Year Ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.27	$8.29	$8.35	$8.44	$8.17
Income from investment operations:
Net investment income	0.27	0.26	0.27	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.05)	(0.02)	(0.04)	(0.07)	0.27
Total from investment operations	0.22	0.24	0.23	0.20	0.56
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.27)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.02)	ø	(0.02)	(0.02)	—
Total distributions	(0.29)	(0.26)	(0.29)	(0.29)	(0.29)
Net asset value, end of year	$8.20	$8.27	$8.29	$8.35	$8.44
Total Return	2.68%	2.91%	2.79%	2.32%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$4,905	$4,994	$5,732	$7,295	$7,005
Ratio of expenses to average net assets	1.78%	1.80%	1.78%	1.81%	1.77%
Ratio of net investment income to average net assets	3.35%	3.13%	3.28%	3.21%	3.53%
Portfolio turnover rate	—	10.47%	—	6.35%	19.43%

See footnotes on page 109.

New York Fund (continued)

	Year Ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.27	$8.29	$8.35	$8.44	$8.17
Income from investment operations:
Net investment income	0.27	0.26	0.27	0.27	0.29
Net realized and unrealized gain (loss) on investments	(0.05)	(0.02)	(0.04)	(0.07)	0.27
Total from investment operations	0.22	0.24	0.23	0.20	0.56
Less distributions:
Dividends from net investment income	(0.27)	(0.26)	(0.27)	(0.27)	(0.29)
Distributions from net realized capital gains	(0.02)	ø	(0.02)	(0.02)	—
Total distributions	(0.29)	(0.26)	(0.29)	(0.29)	(0.29)
Net asset value, end of year	$8.20	$8.27	$8.29	$8.35	$8.44
Total Return	2.68%	2.91%	2.79%	2.32%	6.98%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,139	$2,442	$2,437	$2,653	$3,521
Ratio of expenses to average net assets	1.78%	1.80%	1.78%	1.81%	1.77%
Ratio of net investment income to average net assets	3.35%	3.13%	3.28%	3.21%	3.53%
Portfolio turnover rate	—	10.47%	—	6.35%	19.43%

North Carolina Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.94	$8.05	$8.14	$8.19	$7.89
Income from investment operations:
Net investment income	0.27	0.29	0.29	0.29	0.32
Net realized and unrealized gain (loss) on investments	(0.02)	(0.10)	(0.07)	(0.01)	0.31
Total from investment operations	0.25	0.19	0.22	0.28	0.63
Less distributions:
Dividends from net investment income	(0.27)	(0.28)	(0.28)	(0.29)	(0,32)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.03)	(0.04)	(0.01)
Total distributions	(0.33)	(0.30)	(0.31)	(0.33)	(0.33)
Net asset value, end of year	$7.86	$7.94	$8.05	$8.14	$8.19
Total Return	3.14%	2.45%	2.82%	3.51%	8.21%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$15,471	$16,781	$19,856	$22,778	$25,386
Ratio of expenses to average net assets	1.28%	1.24%	1.19%	1.19%	1.11%
Ratio of net investment income to average net assets	3.51%	3.60%	3.55%	3.65%	4.11%
Portfolio turnover rate	29.32%	—	7.93%	10.00%	7.96%

See footnotes on page 109.

North Carolina Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.94	$8.04	$8.13	$8.18	$7.88
Income from investment operations:
Net investment income	0.22	0.23	0.22	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.03)	(0.09)	(0.06)	(0.01)	0.30
Total from investment operations	0.19	0.14	0.16	0.22	0.57
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.22)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.03)	(0.04)	(0.01)
Total distributions	(0.27)	(0.24)	(0.25)	(0.27)	(0.27)
Net asset value, end of year	$7.86	$7.94	$8.04	$8.13	$8.18
Total Return	2.37%	1.82%	2.06%	2.74%	7.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,142	$1,414	$3,012	$2,778	$2,962
Ratio of expenses to average net assets	2.03%	1.99%	1.94%	1.94%	1.86%
Ratio of net investment income to average net assets	2.76%	2.85%	2.80%	2.90%	3.36%
Portfolio turnover rate	29.32%	—	7.93%	10.00%	7.96%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.04	$8.13	$8.18	$7.88
Income from investment operations:
Net investment income	0.22	0.23	0.22	0.23	0.27
Net realized and unrealized gain (loss) on investments	(0.03)	(0.10)	(0.06)	(0.01)	0.30
Total from investment operations	0.19	0.13	0.16	0.22	0.57
Less distributions:
Dividends from net investment income	(0.21)	(0.22)	(0.22)	(0.23)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.02)	(0.03)	(0.04)	(0.01)
Total distributions	(0.27)	(0.24)	(0.25)	(0.27)	(0.27)
Net asset value, end of year	$7.85	$7.93	$8.04	$8.13	$8.18
Total Return	2.37%	1.69%	2.06%	2.74%	7.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$517	$532	$706	$824	$941
Ratio of expenses to average net assets	2.03%	1.99%	1.94%	1.94%	1.86%
Ratio of net investment income to average net assets	2.76%	2.85%	2.80%	2.90%	3.36%
Portfolio turnover rate	29.32%	—	7.93%	10.00%	7.96%

See footnotes on page 109.

Ohio Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.01	$8.10	$8.14	$8.26	$8.03
Income from investment operations:
Net investment income	0.31	0.32	0.31	0.32	0.36
Net realized and unrealized gain (loss) on investments	(0.09)	(0.07)	(0.02)	(0.11)	0.23
Total from investment operations	0.22	0.25	0.29	0.21	0.59
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.32)	(0.36)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.02)	(0.01)	ø
Total distributions	(0.33)	(0.34)	(0.33)	(0.33)	(0.36)
Net asset value, end of year	$7.90	$8.01	$8.10	$8.14	$8.26
Total Return	2.78%	3.09%	3.69%	2.63%	7.59%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$100,686	$107,587	$114,544	$122,692	$129,662
Ratio of expenses to average net assets	0.87%	0.89%	0.87%	0.91%	0.85%
Ratio of net investment income to average net assets	3.94%	3.92%	3.88%	3.97%	4.51%
Portfolio turnover rate	7.15%	4.57%	—	6.79%	0.79%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.15	$8.18	$8.31	$8.08
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.06)	(0.01)	(0.12)	0.23
Total from investment operations	0.15	0.18	0.23	0.13	0.52
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.25)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.02)	(0.01)	ø
Total distributions	(0.26)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.95	$8.06	$8.15	$8.18	$8.31
Total Return	1.84%	2.15%	2.87%	1.58%	6.61%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$844	$922	$1,005	$1,339	$1,331
Ratio of expenses to average net assets	1.77%	1.79%	1.77%	1.81%	1.75%
Ratio of net investment income to average net assets	3.04%	3.02%	2.98%	3.07%	3.61%
Portfolio turnover rate	7.15%	4.57%	—	6.79%	0.79%

See footnotes on page 109.

Ohio Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.06	$8.15	$8.18	$8.31	$8.08
Income from investment operations:
Net investment income	0.24	0.24	0.24	0.25	0.29
Net realized and unrealized gain (loss) on investments	(0.09)	(0.06)	(0.01)	(0.12)	0.23
Total from investment operations	0.15	0.18	0.23	0.13	0.52
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.25)	(0.29)
Distributions from net realized capital gains	(0.02)	(0.03)	(0.02)	(0.01)	ø
Total distributions	(0.26)	(0.27)	(0.26)	(0.26)	(0.29)
Net asset value, end of year	$7.95	$8.06	$8.15	$8.18	$8.31
Total Return	1.84%	2.15%	2.87%	1.58%	6.61%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$757	$773	$1,012	$1,440	$1,683
Ratio of expenses to average net assets	1.77%	1.79%	1.77%	1.81%	1.75%
Ratio of net investment income to average net assets	3.04%	3.02%	2.98%	3.07%	3.61%
Portfolio turnover rate	7.15%	4.57%	—	6.79%	0.79%

Oregon Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.87	$7.91	$7.94	$8.03	$7.85
Income from investment operations:
Net investment income	0.32	0.31	0.32	0.31	0.34
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	(0.03)	(0.07)	0.23
Total from investment operations	0.28	0.28	0.29	0.24	0.57
Less distributions:
Dividends from net investment income	(0.31)	(0.31)	(0.31)	(0.30)	(0.34)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)
Total distributions	(0.32)	(0.32)	(0.32)	(0.33)	(0.39)
Net asset value, end of year	$7.83	$7.87	$7.91	$7.94	$8.03
Total Return	3.75%	3.53%	3.73%	3.10%	7.41%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$49,862	$53,109	$56,182	$56,365	$60,143
Ratio of expenses to average net assets	0.92%	0.92%	0.91%	0.95%	0.90%
Ratio of net investment income to average net assets	4.10%	3.97%	4.00%	3.87%	4.34%
Portfolio turnover rate	16.84%	4.88%	1.92%	3.56%	6.06%

See footnotes on page 109.

Oregon Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.86	$7.90	$7.93	$8.03	$7.85
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	(0.02)	(0.08)	0.23
Total from investment operations	0.21	0.21	0.22	0.16	0.50
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)
Total distributions	(0.25)	(0.25)	(0.25)	(0.26)	(0.32)
Net asset value, end of year	$7.82	$7.86	$7.90	$7.93	$8.03
Total Return	2.82%	2.60%	2.81%	2.05%	6.45%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,314	$1,282	$1,641	$1,767	$1,511
Ratio of expenses to average net assets	1.82%	1.82%	1.81%	1.85%	1.80%
Ratio of net investment income to average net assets	3.20%	3.07%	3.10%	2.97%	3.44%
Portfolio turnover rate	16.84%	4.88%	1.92%	3.56%	6.06%

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.86	$7.90	$7.93	$8.03	$7.85
Income from investment operations:
Net investment income	0.25	0.24	0.24	0.24	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.03)	(0.02)	(0.08)	0.23
Total from investment operations	0.21	0.21	0.22	0.16	0.50
Less distributions:
Dividends from net investment income	(0.24)	(0.24)	(0.24)	(0.23)	(0.27)
Distributions from net realized capital gains	(0.01)	(0.01)	(0.01)	(0.03)	(0.05)
Total distributions	(0.25)	(0.25)	(0.25)	(0.26)	(0.32)
Net asset value, end of year	$7.82	$7.86	$7.90	$7.93	$8.03
Total Return	2.82%	2.60%	2.81%	2.05%	6.45%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$1,265	$1,442	$1,517	$1,848	$2,688
Ratio of expenses to average net assets	1.82%	1.82%	1.81%	1.85%	1.80%
Ratio of net investment income to average net assets	3.20%	3.07%	3.10%	2.97%	3.44%
Portfolio turnover rate	16.84%	4.88%	1.92%	3.56%	6.06%

See footnotes on page 109.

Pennsylvania Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.93	$8.03	$8.09	$8.26	$7.92
Income from investment operations:
Net investment income	0.27	0.28	0.27	0.27	0.33
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.05)	(0.08)	0.34
Total from investment operations	0.23	0.18	0.22	0.19	0.67
Less distributions:
Dividends from net investment income	(0.26)	(0.27)	(0.27)	(0.27)	(0.32)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.09)	(0.01)
Total distributions	(0.32)	(0.28)	(0.28)	(0.36)	(0.33)
Net asset value, end of year	$7.84	$7.93	$8.03	$8.09	$8.26
Total Return	3.02%	2.34%	2.72%	2.37%	8.75%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$16,906	$18,548	$19,721	$22,354	$23,493
Ratio of expenses to average net assets	1.43%	1.48%	1.36%	1.30%	1.25%
Ratio of net investment income to average net assets	3.45%	3.54%	3.32%	3.38%	4.11%
Portfolio turnover rate	2.98%	18.95%	5.34%	8.30%	16.73%

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.91	$8.01	$8.07	$8.24	$7.91
Income from investment operations:
Net investment income	0.21	0.22	0.21	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.05)	(0.08)	0.33
Total from investment operations	0.17	0.12	0.16	0.13	0.60
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.21)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.09)	(0.01)
Total distributions	(0.26)	(0.22)	(0.22)	(0.30)	(0.27)
Net asset value, end of year	$7.82	$7.91	$8.01	$8.07	$8.24
Total Return	2.26%	1.58%	1.96%	1.60%	7.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$785	$913	$1,100	$1,133	$1,029
Ratio of expenses to average net assets	2.18%	2.23%	2.11%	2.05%	2.00%
Ratio of net investment income to average net assets	2.70%	2.79%	2.57%	2.63%	3.36%
Portfolio turnover rate	2.98%	18.95%	5.34%	8.30%	16.73%

See footnotes on page 109.

Pennsylvania Fund (continued)

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$7.91	$8.01	$8.07	$8.24	$7.91
Income from investment operations:
Net investment income	0.21	0.22	0.21	0.21	0.27
Net realized and unrealized gain (loss) on investments	(0.04)	(0.10)	(0.05)	(0.08)	0.33
Total from investment operations	0.17	0.12	0.16	0.13	0.60
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.21)	(0.21)	(0.26)
Distributions from net realized capital gains	(0.06)	(0.01)	(0.01)	(0.09)	(0.01)
Total distributions	(0.26)	(0.22)	(0.22)	(0.30)	(0.27)
Net asset value, end of year	$7.82	$7.91	$8.01	$8.07	$8.24
Total Return	2.26%	1.58%	1.96%	1.60%	7.79%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$460	$490	$556	$624	$690
Ratio of expenses to average net assets	2.18%	2.23%	2.11%	2.05%	2.00%
Ratio of net investment income to average net assets	2.70%	2.79%	2.57%	2.63%	3.36%
Portfolio turnover rate	2.98%	18.95%	5.34%	8.30%	16.73%

South Carolina Fund

	Year ended September 30,
CLASS A	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.19	$8.18	$8.23	$8.25	$8.07
Income from investment operations:
Net investment income	0.32	0.32	0.31	0.31	0.36
Net realized and unrealized gain (loss) on investments	(0.03)	0.03	0.05	—	0.19
Total from investment operations	0.29	0.35	0.36	0.31	0.55
Less distributions:
Dividends from net investment income	(0.32)	(0.32)	(0.30)	(0.31)	(0.36)
Distributions from net realized capital gains	—	(0.02)	(0.11)	(0.02)	(0.01)
Total distributions	(0.32)	(0.34)	(0.41)	(0.33)	(0.37)
Net asset value, end of year	$8.16	$8.19	$8.18	$8.23	$8.25
Total Return	3.62%	4.23%	4.51%	3.91%	7.00%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$70,937	$75,442	$76,913	$79,463	$81,410
Ratio of expenses to average net assets	0.88%	0.91%	0.91%	0.92%	0.87%
Ratio of net investment income to average net assets	4.00%	3.89%	3.77%	3.83%	4.54%
Portfolio turnover rate	9.93%	—	—	34.81%	—

See footnotes on page 109.

South Carolina Fund (continued)

	Year ended September 30,
CLASS C	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.19	$8.18	$8.23	$8.24	$8.06
Income from investment operations:
Net investment income	0.25	0.25	0.23	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	0.06	0.01	0.19
Total from investment operations	0.21	0.27	0.29	0.25	0.48
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.24)	(0.29)
Distributions from net realized capital gains	—	(0.02)	(0.11)	(0.02)	(0.01)
Total distributions	(0.25)	(0.26)	(0.34)	(0.26)	(0.30)
Net asset value, end of year	$8.15	$8.19	$8.18	$8.23	$8.24
Total Return	2.57%	3.30%	3.58%	3.11%	6.04%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$4,026	$4,939	$5,200	$5,483	$3,279
Ratio of expenses to average net assets	1.78%	1.81%	1.81%	1.82%	1.77%
Ratio of net investment income to average net assets	3.10%	2.99%	2.87%	2.93%	3.64%
Portfolio turnover rate	9.93%	—	—	34.81%	—

	Year ended September 30,
CLASS D	2006	2005	2004	2003	2002
Per Share Data:
Net asset value, beginning of year	$8.19	$8.18	$8.23	$8.24	$8.06
Income from investment operations:
Net investment income	0.25	0.25	0.23	0.24	0.29
Net realized and unrealized gain (loss) on investments	(0.04)	0.02	0.06	0.01	0.19
Total from investment operations	0.21	0.27	0.29	0.25	0.48
Less distributions:
Dividends from net investment income	(0.25)	(0.24)	(0.23)	(0.24)	(0.29)
Distributions from net realized capital gains	—	(0.02)	(0.11)	(0.02)	(0.01)
Total distributions	(0.25)	(0.26)	(0.34)	(0.26)	(0.30)
Net asset value, end of year	$8.15	$8.19	$8.18	$8.23	$8.24
Total Return	2.57%	3.30%	3.58%	3.11%	6.04%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$2,050	$2,515	$3,035	$3,947	$4,815
Ratio of expenses to average net assets	1.78%	1.81%	1.81%	1.82%	1.77%
Ratio of net investment income to average net assets	3.10%	2.99%	2.87%	2.93%	3.64%
Portfolio turnover rate	9.93%	—	—	34.81%	—

*	During the periods stated, Seligman voluntarily waived portions of its management fees and/or reimbursed expenses. Absent such reimbursements/waivers, returns would have been lower.
**	Capital gain of $0.001 per share was paid.
‡	Capital gain of $0.004 per share was paid.
ø	Capital gain of $0.002 per share was paid.

How to Contact Us

The Funds

Write	Corporate Communications/Investor Relations Department J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Account Services

Write	Shareholder Service Agent/Seligman Group of Funds Seligman Data Corp.

For investments into an account	P.O. Box 9766 Providence, RI 02940-9766

For non-investment inquiries	P.O. Box 9759 Providence, RI 02940-9759

For matters requiring overnight delivery	101 Sabin St. Pawtucket, RI 02860

Phone	Non-Retirement Accounts Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Retirement Plan Services Toll-free (800) 445-1777

24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone.

You will have instant access to price, yield, account balance, most recent transaction, and other information.

SELIGMAN ADVISORS, INC.

an affiliate of

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

For More Information

The information below is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

The Statements of Additional Information (SAIs) contain additional information about the Funds. They are on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about each Fund’s investments. In the Funds’ Annual Reports, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year. Each Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Funds, including the Prospectus and SAIs, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAIs, Prospectus, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Numbers:

Seligman Municipal Fund Series, Inc.:

811-3828

Seligman Municipal Series Trust: 811-4250

Seligman New Jersey Municipal Fund, Inc.: 811-5126

Seligman Pennsylvania Municipal Fund Series: 811-4666

SELIGMAN MUNICIPAL SERIES TRUST

Seligman California Municipal High-Yield Series

Seligman California Municipal Quality Series

Statement of Additional Information

February 1, 2007

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2007 (the “Prospectus”), offering Class A shares, Class C shares and Class D shares of Seligman California Municipal High-Yield Series and Seligman California Municipal Quality Series, each a fund of Seligman Municipal Series Trust. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Series Trust, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Fund History

Seligman Municipal Series Trust (the “Series”) was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

Description of the Funds and their Investments and Risks

Classification

The Series is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, which are as follows:

Seligman California Municipal High-Yield Series (“High-Yield Fund”)

Seligman California Municipal Quality Series (“Quality Fund”)

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Only the High-Yield Fund and Quality Fund (collectively, the “Funds”) are discussed in this SAI.

Investment Strategies and Risks

The following information regarding the Funds’ investments and risks supplements the information contained in the Prospectus.

The Funds seek to provide income exempt from regular federal income taxes and the personal income taxes of California consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

The High-Yield Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within any rating category of Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), including securities rated below investment grade or securities that are not rated. The securities in which the High-Yield Fund invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rated categories.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics according to Moody’s. Municipal securities in the fourth rating category of S&P or Moody’s will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

The Quality Fund is expected to invest, without limitations, in municipal securities, which on the date of purchase are rated, within the three highest rating categories of Moody’s or S&P.

Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

A description of the credit rating categories is contained in Appendix A to this SAI.

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California Municipal Securities. California municipal securities includes notes, bonds, and commercial paper issued by or on behalf of the State of California, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and California state personal income taxes. Municipal securities are traded primarily in an over-the-counter market. Each may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended (“1940 Act”), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds (“IDB’s”) are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:

1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

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Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation’s next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Tender Option Bonds. Tender option bonds are securities that are similar to variable rate demand obligations. Tender Options Bonds are tax-exempt obligations in the form of custodial receipts that are issued by a trust based on underlying collateral of a longer-term tax-exempt bond or bonds of a single issuer, less certain fees paid to the sponsor, usually a bank, broker-dealer or other financial institution. Tender option bonds are variable rate securities whose rates are reset periodically, linked to prevailing short-term interest rates. Tender option bonds incorporate a feature that permits the holder to tender them at par plus accrued interest at each rate-reset period, thereby effectively creating a demand obligation. Based on the tender option, the Funds will treat tender option bonds as having a maturity shorter than the stated final maturity of the underlying bonds.

Risks associated with tender option bonds include the risk that the holder of such instruments may not be considered the owner for federal income tax purposes and thus will not be permitted to treat any income derived from the tender option bond as exempt from federal income taxes. Certain defaults or credit rating downgrades might impair the ability of the holder to tender these securities back to the trust or liquidity provider, with the result that the tender option bonds could become illiquid.

A Fund will purchase tender option bonds only where the investment manager is satisfied that the credit risk of the underlying bonds is appropriate for that Fund and believes that the custody and tender option arrangements will not adversely affect the tax-exempt status of the securities. Based on the tender option bond arrangements, the investment manager expects to be able to value the securities at par, although the instrument will be monitored to assure that it is valued at fair value.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund’s participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a “when-issued” basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer’s purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund may purchase a municipal security on a when-issued basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

4

When investing in when-issued securities, cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments will be segregated at the Funds’ custodian in connection with any purchase of when-issued securities, and is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities (those segregated or otherwise) or, although it would not normally expect to do so, form the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund’s payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Funds are authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Funds have no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at a Fund’s option, specified securities at a specified price.

The price which a Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund’s right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, each Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, a Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission (“SEC”) for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of a Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of a Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Municipal securities of the territories and possessions of the United States. Each Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of a Fund’s holdings in such obligations. The respective factors affecting the territories or possessions listed above may include, but are not limited to, the following:

•	Puerto Rico. Puerto Rico’s economy is based on manufacturing, services and tourism and generally parallels the US economy. Historically, Puerto Rico’s economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to US corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters in Puerto Rico could have a negative effect on the overall economy of Puerto Rico.

5

•	Guam. Guam’s economy is dependent on revenues from tourism, the US military and service industries. Its employment is concentrated in federal and local government jobs. A decrease in US operations and natural disasters in Guam may have a negative impact on Guam’s economy.

•	Virgin Islands. The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment. Economic difficulties in the United States and natural disasters in the Virgin Islands could have a negative impact on the tourism industry and, in turn, the overall economy of the Virgin Islands.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (“1933 Act”)) and other securities that are not readily marketable. Each Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Series’ Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund’s net assets.

Except as otherwise specifically noted above, the Funds’ investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

•	Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

•	Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentality’s are not considered an industry for purposes of this limitation;

•	As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

•	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging a Fund’s obligations under its deferred compensation plan for trustees;

6

•	Purchase or hold any real estate, except that a Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

•	Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of a Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

•	Write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers, except that a Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

•	Purchase or sell commodities or commodity contracts including futures contracts; or

•	Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Funds will provide shareholders with at least 60 days prior notice of any change in a Fund’s investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in California. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic or political conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund’s investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under “California Municipal Securities” above that would otherwise meet that Fund’s objectives.

Also, under the conditions discussed above, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the US Government (such as Treasury Bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody’s or AA- or better by S&P); prime commercial paper (rated P-1 by Moody’s or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

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Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund’s objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for the High-Yield Fund for the fiscal years ended September 30, 2006 and 2005 were –0-% and 1.47%, respectively. There was no portfolio turnover for the Quality Fund for the fiscal years ended September 30, 2006 and 2005, respectively. The fluctuation in portfolio turnover rates of each Fund resulted from conditions in the California municipal market and bond market in general. A Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Funds’ distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Funds’ top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund’ portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Trustees, the Funds’ portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds’ procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designees) and the Funds’ Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or the President of Seligman Advisors (or their respective designees) and the Funds’ CCO with respect to legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Funds. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Funds’ portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Trustees regarding compliance with the Funds’ policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds’ policies expressly permit Seligman’s employees to release the Funds’ holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Funds owns or do not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds may also permit their auditors to have access to the Funds’ portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds’ portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor’s Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds’ portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative

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services provided by SSBT. All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and the Funds’ CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Funds’ portfolio holdings pursuant to theses arrangements.

Management of the Funds

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Trustees and officers of the Funds is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES
John R. Galvin (77) Trustee	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

John F. Maher (63) Trustee	December 2006 to Date	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank);and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc. and Seligman Quality Municipal Fund, Inc.).	57

Frank A. McPherson (73) Trustee	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products), and the Federal Reserve System's Kansas City Reserve Bank (from 1990 until 1994).	61

Betsy S. Michel (64) Trustee	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

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Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
Leroy C. Richie (65) Trustee	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration) and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Allly, Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; and Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs, Chrysler Corporation.	60

Robert L. Shafer (74) Trustee	1984 to Date	Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (71) Trustee	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	61

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

William C. Morris*** (68) Trustee and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (54) Trustee, President and Chief Executive Officer	Ttee.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.	60

Thomas G. Moles (64) Vice President and Co-Portfolio Manager	1998 to Date	In addition to his position with the Series, he is Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-end investment companies); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

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Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
Eileen A. Comerford (48) Vice President and Co-Portfolio Manager	2003 to Date	In addition to her position with the Series, she is Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Thomas G. Rose (49) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Eleanor T.M. Hoagland (55) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Lawrence P. Vogel (50) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (42) Secretary	1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc., and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.	N/A

*	Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not “interested” persons of the Funds as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of each Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

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A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of a Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which Trustees will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Funds at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Trustees in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate's family, including such candidate's spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds and the candidate's ability to qualify as a disinterested Trustee. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Funds at the address above.

The Committee met once during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Shafer (Chairman) and McPherson.

Beneficial Ownership of Shares

As of December 31, 2006, the Trustees beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares Owned by Trustee in the Seligman Group of Funds
INDEPENDENT TRUSTEES
John R. Galvin	None	$50,001 - $100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	None	Over $100,000
Betsy S. Michel	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	None	Over $100,000
INTERESTED TRUSTEES
William C. Morris	None	Over $100,000
Brian T. Zino	None	Over $100,000

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Compensation

Name and Position with Funds	Aggregate Compensation from Funds (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Funds and Fund Complex Paid to Trustees (1)(2)
Robert B. Catell, Trustee(3)	$271	N/A	$15,620
John R. Galvin, Trustee	1,449	N/A	111,000
Alice S. Ilchman, Trustee(4)	1,295	N/A	92,348
John F. Maher(5)	N/A	N/A	N/A
Frank A. McPherson, Trustee	1,464	N/A	109,500
Betsy S. Michel, Trustee	1,506	N/A	114,000
Leroy C. Richie, Trustee	1,536	N/A	114,000
Robert L. Shafer, Trustee	1,520	N/A	114,000
James N. Whitson, Trustee	1,449	N/A	111,000

(1)	For the Funds’ fiscal year ended September 30, 2006.
(2)	At September 30, 2006, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.
(3)	Mr. Catell retired as a member of the Board of Trustees effective on November 28, 2005.
(4)	Dr. Ilchman passed away on August 11, 2006.
(5)	Mr. Maher was appointed to the Board of Trustees on December 18, 2006. Effective January 2007, Mr. Maher intends to defer his fees.

No compensation is paid by the Funds to Trustees or officers of the Funds who are employees of Seligman.

The Series has a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings, when incurred, is included in trustees’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds’ financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, his accrued deferred compensation balance (including earnings/losses) in respect of the Funds as of December 31, 2005 was $17,959, all ofwhich was paid to him in January 2006.

Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Funds may be issued without a sales charge to present and former trustees (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

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The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

Control Persons and Principal Holders of Securities

Control Persons

As of January 8, 2007, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of January 8, 2007, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Funds:

Name and Address	Fund/Class	Percentage of Total Shares Held
Citigroup Global House Account, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield/A	5.33%
Citigroup Global House Account, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/C	17.52%
Andrews Trust Account, 836 Wagon Wheel Lane, Lincoln, CA 95648	High-Yield Fund/C	12.12%
Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis, MN 55402	High-Yield Fund/C	8.85%
Gough Trust, 1731 Mantelli Drive, Gilroy, CA 95020	High-Yield Fund/C	6.44%
Daffern Family Trust, 5135 Kingscross Rd, Westminister, CA 92683	High-Yield Fund/C	5.88%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East, Jacksonville, FL 32246	High-Yield Fund/C	5.69%
Pershing LLC, PO Box 2052, Jersey City, NJ 07303	High-Yield Fund/C	5.65%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East, Jacksonville, FL 32246	High-Yield Fund/D	22.69%
Christopher Ranch LLC, 305 Bloomfield Avenue, Gilroy, CA 95020	High-Yield Fund/D	19.24%
Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis, MN 55402	High-Yield Fund/D	15.93%

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Name and Address	Fund/Class	Percentage of Total Shares Held
Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis, MN 55402	High-Yield Fund/D	7.92%
Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis, MN 55402	High-Yield Fund/D	6.42%
Wells Fargo Investments LLC, FBO Customers, 608 Second Avenue South, Minneapolis, MN 55402	High-Yield Fund/D	5.23%
Langer Commercial Property, 11956 Foxboro Drive, Los Angeles, CA 90049	High-Yield Fund/D	5.11%
Citigroup Global House Account, 333 West 34th Street, New York, NY 10001	Quality Fund/A	7.57%
UBS Financial Services Inc., FBO Customers, 1550 Bryant Street, San Francisco, CA 94103	Quality Fund/C	19.57%
First Clearing LLC, FBO Accounts, 919 W. Mulberry Street, Bloomington, IL 61701	Quality Fund/C	11.91%
Citigroup Global House Account, Attn: Peter Booth 7th Floor 333 West 34th Street, New York, NY 10031	Quality Fund/C	9.98%
First Clearing LLC FBO M&M Limited Partnership, 3142 Willow Avenue, Clovis, CA 93612	Quality Fund/C	8.47%
M. Desmond, 2295 W. Ridgecrest Blvd., Ridgecrest, CA 93555	Quality Fund/C	7.57%
First Clearing LLC, Vernon Family Trust, Robert Lee Vernon 1422 Jensen Avenue, Sanger, CA 93657-2413	Quality Fund/C	6.34%
First Clearing LLC, Nicholas A. Vericella, 919 W Mulberry St., Bloomington, IL 61701-2861	Quality Fund/C	5.77%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East, Jacksonville, FL 32246	Quality Fund/D	36.81%
LPL Financial Services, 9785 Towne Centre Drive, San Diego, CA 92121	Quality Fund/D	21.67%
UBS Financial Services Inc., FBO Customers, 125 Acacia Circle, Indian Head Park, IL 60525	Quality Fund/D	13.94%
Crowell, Weedon & Co., FBO Accounts, 624 S. Grand Avenue, Suite 2510, Los Angeles, CA 90017	Quality Fund/D	7.91%

Management Ownership

As of January 8, 2007, no Trustees or officers of the High-Yield Fund and the Quality Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of either Fund.

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Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Funds (the “Management Agreement”). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors/trustees, officers or employees of Seligman and the Series or Seligman, regularly advise the Series with respect to the Funds’ investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Trustees and Trustee of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.

Each Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund’s average daily net assets. Seligman voluntarily agreed to waive a portion of its management fees for the fiscal years ended September 30, 2006, 2005 and 2004, to limit the per annum fee of the High-Yield Fund to 0.40%. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2006, 2005 and 2004.

Fund	Fiscal Year Ended	Management Fee Paid ($)
High-Yield Fund	9/30/06	$143,589
	9/30/05	153,325
	9/30/04	169,509
Quality Fund	9/30/06	$239,362
	9/30/05	271,020
	9/30/04	312,202

For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman waived or reimbursed expenses of the High-Yield Fund in the amounts of $35,897, $38,332 and $42,466, respectively.

Each Fund pays all of its expenses other than those assumed by Seligman, including, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their respective shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the funds of the Series in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

Each Fund’s Management Agreement was unanimously approved by the Board of Trustees at a Meeting held on October 11, 1988 and was approved by the shareholders of each Fund at a meeting held on December 15, 1988.

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Each Management Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) if Seligman shall not have notified the Series at least 60 days prior to the anniversary date of the previous continuance that it does not desire such continuance. A Management Agreement may be terminated by a Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. Each Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Funds and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under “Management Information” as trustees or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreements, each dated December 29, 1988, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Funds’ shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to either of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Funds or Seligman with respect to the Funds’ investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 - $99,999	4.00	4.17	3.50
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for each Fund’s shares; it includes the initial sales charge.

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Class C shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 - $249,999	0.50	0.50	0.50
$250,000 - $999,999	0	0	0

(1)	“Offering Price” is the amount that you actually pay for a Fund’s shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of a Fund’s shares. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received commissions in the following amounts:

Fund	Commissions Paid to Seligman Services
	2006	2005	2004
High-Yield Fund	$-0-	$369	$890
Quality Fund	262	1,560	1,166

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of that Fund’s Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of a Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Trustees. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees and may not be increased from 0.10% without approval of the Trustees. The Funds are

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not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2006, equivalent to 0.10% per annum of the Class A shares’ average daily net assets, as follows:

Fund	Total Fees Paid
High-Yield Fund	$30,250
Quality Fund	$43,942

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under “Purchase, Redemption and Pricing of Shares”)), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2006, equivalent to 1% per annum of the Class C shares’ average daily net assets, as follows:

Fund	Total Fees Paid
High-Yield Fund	$23,558
Quality Fund	26,362

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of each Fund’s Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, Seligman Advisors incurred $84,920 and $97,509, respectively, of expenses in respect of the High-Yield Fund's and the Quality Fund’s Class C shares that were not reimbursed from amounts received from the Funds’ 12b-1 Plan. These amounts are equal to 3.21% and 5.08%, respectively, of the net assets of the High-Yield Fund’s and the Quality Fund’s Class C shares at September 30, 2006.

If the 12b-1 Plan is terminated in respect of Class C shares of each Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to its Class C shares.

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Class D

Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its (A) payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2006, equivalent to 1% per annum of the Class D shares’ average daily net assets, as follows:

Fund	Total Fees Paid
High-Yield Fund	$30,892
Quality Fund	10,496

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by each Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisers in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 Plan fees received; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, there were $116,911 and $129,638, respectively, of unreimbursed expenses incurred in respect of the High-Yield Fund and the Quality Fund under the 12b-1 Plan with respect to Class D shares that were not reimbursed from the Funds’ 12b-1 Plan. This amount is equal to 3.83% and 12.50%, respectively, of the net assets of Class D shares of the High-Yield Fund and the Quality Fund at September 30, 2006.

If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Funds under the 12b-1 Plan in respect of Class A, Class C and Class D shares for the fiscal year ended September 30, 2006 were spent on the following activities in the following amounts:

Fund/Class	Compensation To Underwriters	Compensation to Broker/Dealers
High-Yield Fund/A	$-0-	$30,250
High-Yield Fund/C	2,418	21,140
High-Yield Fund/D	1,673	29,219
Quality Fund/A	$-0-	$43,942
Quality Fund/C	378	25,984
Quality Fund/D	486	10,010

The 12b-1 Plan was approved on July 16, 1992 by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial

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interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Trustees”) and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not “interested persons” of the Funds be made by such disinterested Trustees. The 12b-1 Plans are reviewed by the Trustees annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Funds’ 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received distribution fees (only through December 31, 2005) and service fees pursuant to the Funds’ 12b-1 Plan, as follows:

	Distribution and Service Fees Paid to Seligman Services
Fund	2006	2005	2004
High-Yield Fund	$2,537	$3,984	$4,286
Quality Fund	2,379	2,934	3,273

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Funds are also officers and directors of SDC.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information with respect to the portfolio managers of the Funds. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Funds) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account. For purposes of the table below, each series or portfolio of a registered investment company (other than the Funds) is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Thomas G. Moles	19 Registered Investment Companies with approximately $1.2 billion in total assets under management.	0 Pooled Investment Vehicles.	6 Other Accounts with approximately $850,000 in total assets under management.

Eileen A. Comerford	19 Registered Investment Companies with approximately $1.2 billion in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $661,000 in total assets under management.

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Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Funds’ investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2006, Seligman periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in each fund’s prospectuses) and Lipper averages and for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

As compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Funds have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Funds (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Funds. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

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Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2006, neither Mr. Moles nor Ms. Comerford owned shares of the Funds.

Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Funds may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a “spread”, i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

Commissions

The Funds will not incur commissions with the purchase and sale of its municipal securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

For the fiscal years ended September 30, 2006, 2005 and 2004, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

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Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman registered investment companies in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Funds’ fiscal year ended September 30, 2006, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Funds being two of them. Each Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of a Fund’s Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Series’ Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiples Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any

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investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Funds that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts in the Prospectus.

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Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a “single person”. Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series’ Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that a Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Funds’ shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

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(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more, either alone or through a volume discount, Right of Accumulation, or letter of intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with a purchase of Class C shares by a "single person" (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares, except that for purposes of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., D.A. Davidson & Co., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., Janney Montgomery Scott, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

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Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders may use the Systematic Withdrawal Plan to withdraw up to 10%, of each class, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)	in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class C and Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge).

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Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by a Fund in payment for that Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee paid by each Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Specimen Price Make-Up

Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class’s NAV at September 30, 2006, the maximum offering price of the Funds’ shares is as follows:

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	High-Yield Fund	Quality Fund
Class A
Net asset value per share	$6.60	$6.69
Maximum sales charge (4.75% of offering price)	0.33	0.33
Offering price to public	$6.93	$7.02
Class C
Net asset value per share	$6.61	$6.66
Maximum sales charge (1.00% of offering price(1))	0.07	0.07
Offering price to public	$6.68	$6.73
Class D
Net asset value and offering price per share(2)	$6.61	$6.66

(1)	In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under “Purchase, Redemption and Pricing of Shares.”
(2)	Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii), or such other periods as ordered by the SEC for the protection of the Funds’ shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

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Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund’s total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Funds and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and realized before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund’s other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund’s distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

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In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be “substantial users” (or “related person” of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

California Taxes

In the opinion of Sullivan & Cromwell LLP, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the High-Yield Fund or Quality Fund consist of obligations exempt from taxation by the State of California and its political subdivisions (California Municipal Securities), shareholders of each such Fund who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Fund attributable to interest received by each such Fund on California Municipal Securities as well as to certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

Interest on indebtedness incurred or continued to purchase or carry shares of the High-Yield Fund or Quality Fund will not be deductible for California personal income tax purposes if Fund distributions are exempt from California personal income tax.

The Funds will notify its shareholders within 60 days after the close of its taxable year as to the interest derived from obligations exempt from California personal income taxes.

Prospective investors should be aware that an investment in these Funds may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts

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orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds’ shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A and Class C shares, as set forth above under “Dealer Reallowances.” Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2006, 2005 and 2004, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

2006

Fund	Total Sales Charges Paid by Shareholders On Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
High-Yield Fund	$8,393	$1,443
Quality Fund	28,626	4,144

2005

Fund	Total Sales Charges Paid by Shareholders On Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
High-Yield Fund	$13,038	$1,688
Quality Fund	31,915	3,879

2004

Fund	Total Sales Charges Paid by Shareholders On Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
High-Yield Fund	$7,603	$762
Quality Fund	23,814	2,495

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2006:

Fund	Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class D Shares Retained)	Brokerage Commissions	Other Compensation(1)
High-Yield Fund	$1,443	$924	$-0-	$4,091
Quality Fund	4,144	5	-0-	864

(1)	During the year ended September 30, 2006, Seligman Advisors received distribution and service fees paid by the Funds in respect of Class C and Class D shares pursuant to each Fund’s Rule 12b-1 Plan. The amounts and arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more (“NAV sales”), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales

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attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.), is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales. The fees in this paragraph and the preceding paragraph are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various

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sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class’s initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

With respect to the High-Yield Fund, Seligman is voluntarily waiving 0.10% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended September 30, 2006 for the Class A shares of the High-Yield Fund and the Quality Fund were 3.57% and 3.10%, respectively. The annualized yield was computed by dividing a Fund’s net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2006, which was the last day of this period. The average number of Class A shares of the High-Yield Fund and the Quality Fund was 4,559,264 and 6,331,451, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the Class A shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2006 were 6.04% and 5.24%, respectively. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt from federal and state income taxes was determined. This portion of the yield was then divided by one minus 41.05% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to California’s personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares’ yield, if any, that was attributable to securities the income of which was not tax-exempt.

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The average annual total returns for the one-, five- and ten-year periods ended September 30, 2006 for the Class A shares of the High-Yield Fund and the Quality Fund were (0.94)%, 3.56% and 4.88%,respectively, and (1.78)%, 3.03% and 4.67%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of each Fund, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class A shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2006 were 61.10% and 57.89%, respectively. Thus, a $1,000 investment in Class A shares of the High-Yield and Quality Funds made on September 30, 1996 had a value on September 30, 2006 of $1,611 and $1,579, respectively.

Class C

The annualized yields for the 30-day period ended September 30, 2006 for the Class C shares of the High-Yield Fund and the Quality Fund were 2.81% and 2.33%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class C shares of the High-Yield Fund and the Quality Fund were 389,485 and 289,650, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the Class C shares of the High-Yield Fund and the Quality Fund for the 30-day period ended September 30, 2006 were 4.76% and 3.94%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the High-Yield Fund and the Quality Fund for the one- and five-year periods ended September 30, 2006 were 1.00% and 0.20%, respectively, and 3.42% and 2.87% respectively. The average annual total returns for the Class C shares of the High-Yield Fund and the Quality Fund for the period from May 27, 1999 (inception) through September 30, 2006 were 3.85% and 3.63%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class C shares of the High-Yield Fund and Quality Fund for the period from May 27, 1999 (inception) through September 30, 2006 were 32.04% and 29.98%, respectively. Thus, a $1,000 investment in Class C shares of the High-Yield Fund and Quality Fund made on May 27, 1999 (inception) had a value on September 30, 2006 of $1,320 and $1,300, respectively.

Class D

The annualized yields for the 30-day period ended September 30, 2006 of the Class D shares of the High-Yield Fund and the Quality Fund were 2.84% and 2.35%, respectively. The annualized yields were computed as discussed above for Class A shares. The average number of Class D shares of the High-Yield Fund and the Quality Fund was 467,927 and 155,553, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

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The tax equivalent annualized yields for the 30-day period ended September 30, 2006 for the Class D shares of the High-Yield Fund and the Quality Fund were 4.81% and 3.98%, respectively. The tax equivalent annualized yields were computed as discussed above for Class A shares.

The average annual total returns for the one-, five-, and ten-year periods ended September 30, 2006 for the Class D shares of the High-Yield Fund and the Quality Fund were 2.06%, 3.64% and 4.44%, respectively, and 1.24%, 3.07% and 4.23%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class D shares of the High-Yield Fund and Quality Fund for the ten-year period ended September 30, 2006 were 54.46% and 51.36%, respectively. Thus, a $1,000 investment in Class D shares of the High-Yield Fund and Quality Fund made on September 30, 1996 had a value on September 30, 2006 of $1,545 and $1,514, respectively.

The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

Seligman, at its discretion, waived or reimbursed certain expenses of the High-Yield Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day period ended September 30, 2006 would be as follows:

	Annualized Yield	Tax Equivalent Annualized Yield
Class A	3.47%	5.87%
Class C	2.71%	4.59%
Class D	2.74%	4.64%

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

Financial Statements

The Series’ Annual Report to Shareholders for the fiscal year ended September 30, 2006 contains portfolios of the investments of the Funds as of September 30, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

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General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund’s obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust’s outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series

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shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series’ assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, New York 10281.

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APPENDIX A

MOODY’S INVESTORS SERVICE (MOODY’S)

MUNICIPAL BONDS

US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated “A” present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated “Baa” represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated “B” demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating category from “Aa” through “Caa”. The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative-grade. MIG ratings expire at the maturity of the obligation.

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MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the “MIG” rating scale, the Variable Municipal Investment Grade or “VMIG” rating. When either the long- or short-term aspect of a “VRDO” is not rated, that piece is designated NR, e.g., “Aaa/NR” or “NR/VMIG 1”. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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STANDARD & POOR’S RATINGS SERVICES (S&P)

MUNICIPAL BONDS

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned to long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated “N.R.” is not rated.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

S&P note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

CreditWatch and Rating Outlooks

An S&P rating evaluates default risk over the life of a debt issue, incorporating an assessment of all future events to the extent they are known or considered likely. But S&P also recognizes the potential for future performance to differ from initial expectations. Rating outlooks and CreditWatch listings address this possibility by focusing on the scenarios that could result in a rating change.

CreditWatch highlights potential changes in ratings of bonds, short-term, and other fixed-income securities. Issues appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action. Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending. A listing does not mean a rating change is inevitable. However, in some cases, it is certain that a rating change will occur and only the magnitude of the change is unclear.

Wherever possible, a range of alternative ratings that could result is shown. CreditWatch is not intended to include all issues under review, and rating changes will occur without the issue appearing on CreditWatch. An issuer cannot automatically appeal a CreditWatch listing, but analysts are sensitive to issuer concerns and the fairness of the process.

An S&P rating outlook assesses the potential direction of long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

Creditwatch designations and outlooks may be “positive,” which indicates a rating may be raised, or “negative,” which indicates a rating may be lowered. “Developing” is used for those unusual situations in which future events are so unclear that the rating potentially may be raised or lowered. “Stable” is the outlook assigned when ratings are not likely to be changed, but should not be confused with expected stability of the company’s financial performance.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated “B” are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

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D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

Variable-Rate Demand Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

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APPENDIX B

RISK FACTORS REGARDING INVESTMENTS IN

CALIFORNIA MUNICIPAL SECURITIES

The following information is a summary of special factors affecting investments in California Municipal Securities. It does not purport to be a complete description and contains the information set forth in “Appendix A” to the Official Statement issued by the State of California (the “State”) for its public bond issue on November 11, 2006. For a copy of the complete Official Statement, you may call the California State Treasurer’s Office at (800) 900-3873, and for a list of available Official Statements, you may visit www.treasurer.ca.gov/bonds/os.htm. While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF

CALIFORNIA. THE STATE OF CALIFORNIA HAS NOT APPROVED OR DISAPPROVED OF THESE

SECURITIES OR DETERMINED IF THE FUND’S REGISTRATION STATEMENT (INCLUDING THIS

STATEMENT OF ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

The State of California

46

47

PRIOR FISCAL YEARS’ BUDGETS	B-30
Fiscal Years Prior to 2004-05	B-30
2004 Budget Act	B-30
2005 Budget Act	B-32
Fiscal Year 2005-06 revised estimates as of the 2006 Budget Act	B-33
Budget Summary for Fiscal Year 2005-06	B-34

CURRENT STATE BUDGET	B-34
2006 Budget Act	B-34
Budget Summary for Fiscal Year 2006-07	B-36
Strategic Growth Plan	B-36
LAO Assessment of the 2006 Budget Act and Structural Deficit	B-37
Summary of State Revenues and Expenditures	B-38
Revenue and Expenditure Assumptions	B-40
Development of Revenue Estimates	B-40
Economic Assumptions	B-41

FINANCIAL STATEMENTS	B-42

INVESTMENT OF STATE FUNDS	B-43

OVERVIEW OF STATE GOVERNMENT	B-44
Organization of State Government	B-44
Employee Relations	B-45

ECONOMY AND POPULATION	B-46
Introduction	B-46
Population and Labor Force	B-46
Employment, Income, Construction and Export Growth	B-48

LITIGATION	B-51
Challenge Seeking Payment to Teachers' Retirement Board	B-51
Action Seeking Modification of Retirement Formula for State Employees	B-51
Tax Refund Cases	B-51
Environmental Matters	B-53
Energy-Related Matters	B-53
Escheated Property Claims	B-53
Actions Seeking Damages for Alleged Violations of Privacy Rights	B-54
Action Seeking a Cost of Living Adjustment for CalWORKs Recipients	B-54
Actions Seeking Program Modifications	B-55
Actions Seeking Medi-Cal Reimbursements	B-55
Actions to Increase Amount of State Aid for Foster or Adopted Developmentally
Disabled Dependent Children	B-55
Local Government Mandate Claims and Actions	B-56
Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal
Gaming Compacts	B-57
Matter Seeking Validation of Pension Obligation Bond s	B-58
Prison Healthcare Reform	B-58
Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee	B-59
STATE DEBT TABLES	B-59

[The Following Exhibits are Not Set Forth Herein]

EXHIBIT 1 –	STATE CONTROLLER’S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2005 – JUNE 30, 2006 (UNAUDITED)
EXHIBIT 2 –	STATE CONTROLLER’S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1 – OCTOBER 31, 2006 (UNAUDITED)

48

INTRODUCTION TO APPENDIX B

Importance of APPENDIX B. APPENDIX B is the part of the Official Statement that provides investors with information concerning the State of California. Investors are advised to read the entire Official Statement, including APPENDIX B, to obtain information essential to making an informed investment decision. Certain abbreviations and defined terms are shown at the end of this Introduction.

Payment Priority of General Obligation Bonds. The Bonds are general obligations of the state to which the full faith and credit of the State are pledged. Principal of, premium, if any, and interest on all State general obligation bonds, including the Bonds, are payable from any moneys in the General Fund of the State, subject only to the prior application of such moneys to the support of the public school system and public institutions of higher education.

California’s Credit and Rating History. California has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

After reaching their lowest point in 2003, the ratings of the state’s general obligation bonds have been raised by all three rating agencies starting in 2004. Standard & Poor’s has raised the state’s general obligation credit rating from “BBB” to “A+.” Moody’s has raised the rating from “Baa1” to “A1.” Fitch has raised the rating from “BBB” to “A+.” The most recent actions by Moody’s and S&P both took place in May, 2006 and the latest action by Fitch took place in June, 2006.

Any revisions or withdrawal of a credit rating could have an effect on the market price and liquidity of the Bonds. The state cannot predict the timing or impact of future actions by the rating agencies. See also “RATINGS” in the forepart of this Official Statement.

Overview of APPENDIX B. Following the Introduction, APPENDIX B begins with a brief summary of recent developments and a description of the types of debt instruments that the state has issued and is authorized to issue in the future. See “RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES” and “STATE INDEBTEDNESS AND OTHER OBLIGATIONS.” A discussion of the state’s current and projected cash flow is contained under “STATE INDEBTEDNESS AND OTHER OBLIGATIONS—Cash Flow Borrowings.”

APPENDIX B continues with a discussion of the sources and uses of state funds. See “STATE FINANCES.” The budget process and constraints on this process, as well as the budget proposed by the Governor and the economic assumptions underlying the revenue projections contained in the proposed budget, are discussed under “THE BUDGET PROCESS” and “CURRENT STATE BUDGET.”

APPENDIX B incorporates by reference the Audited Basic Financial Statements of the state for the Year Ended June 30, 2005, together with certain information required by governmental accounting and financial reporting standards to be included in the Financial Statements, including a “Management’s Discussion and Analysis” that describes and analyzes the financial position of the state and provides an overview of the state’s activities for the fiscal year ended June 30, 2005. In addition, APPENDIX B contains the State Controller’s unaudited reports of cash receipts and disbursements for the periods after June 30, 2005. See “FINANCIAL STATEMENTS.”

Governance, management and employee information is set forth under “OVERVIEW OF STATE GOVERNMENT.” Demographic and economic statistical information is included under “ECONOMY AND POPULATION.” APPENDIX B concludes with a description of material litigation involving the state (see “LITIGATION”) and debt tables (see “STATE DEBT TABLES”).

RECENT DEVELOPMENTS REGARDING STATE ECONOMY AND FINANCES

This section discusses certain significant developments regarding the State’s economy or finances since the date of the Official Statement, dated November 3, 2005, relating to $3,000,000,000 State of California 2005-06 Revenue Anticipation Notes. Investors are advised to read this entire Appendix A.

The results of the November 7, 2006 election for seven statewide constitutional offices is set out below under “OVERVIEW OF STATE GOVERNMENT – Organization of State Government.” At the election, voters approved all five statewide bond measures on the ballot, totaling $42.7 billion in new authorizations. See “STATE INDEBTEDNESS AND OTHER OBLIGATIONS – Capital Facility Financing” below. Voters also approved (in

Proposition 1A) a limitation on the ability of the State to use sales taxes on motor vehicle fuels for purposes other than transportation projects. Finally, voters rejected four initiative measures which would have raised various taxes or imposed new taxes for a variety of specific programs.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the state and its various authorities and agencies. The state has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase obligations and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the state unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. See “STATE FINANCES—State Expenditures.” Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of November 1, 2006, the state had outstanding $48,786,022,000 aggregate principal amount of long-term general obligation bonds, of which $37,125,897,000 were payable primarily from the state’s General Fund, and $11,660,125,000 were payable from other revenue sources. See “—Economic Recovery Bonds” below. As of November 1, 2006, there were unused voter authorizations for the future issuance of $30,237,291,000 of long-term general obligation bonds, not including bonds approved by the voters on November 7 (see below). This latter figure consists of $18,108,127,000 of general obligation bonds which are authorized by state finance committees to be issued initially as commercial paper notes, described below, and $12,129,164,000 of other authorized but unissued general obligation bonds. Of this unissued amount, $4,399,185,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes). See the table “Authorized and Outstanding General Obligation Bonds” under “STATE DEBT TABLES.”

General obligation bond law permits the state to issue as variable rate indebtedness up to 20% of the aggregate amount of long-term general obligation bonds outstanding. The state had outstanding $7,344,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 15.0% of the state’s total outstanding general obligation bonds as of November 1, 2006.

New General Obligation Bond Measures Approved on November 7

In response to the Governor’s proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 7, 2006 general election. See “CURRENT STATE BUDGET – Strategic Growth Plan” below. These four measures are for the following programs:

•	$19,925,000,000 for transportation improvements, air quality and port security (Proposition 1B)

•	$10,416,000,000 for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D)

•	$4,090,000,000 for flood control and prevention, levee repair and similar costs (Proposition 1E)

•	$2,850,000,000 for housing and related programs (Proposition 1C)

An initiative measure (Proposition 84) authorizing approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities was also approved by the voters. A $9.95 billion bond measure for high-speed rail projects was moved from the November 2006 general election until the 2008 general election.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The state issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed outstanding upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments at any time. This amount may be increased or decreased in the future. As of November 1, 2006, the finance committees had authorized the issuance of up to $18,108,127,000 of commercial paper notes and, as of that date, $1,019,785,000 aggregate principal amount of general obligation commercial paper notes were issued. See “STATE DEBT TABLES” for information on the current outstanding amount of commercial paper notes.

Lease-Purchase Obligations

In addition to general obligation bonds, the state builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another state or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a state agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the state’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. For purposes of this Appendix B and the tables under “STATE DEBT TABLES,” “lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a state energy efficiency program secured by payments made by various state agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. See “STATE FINANCES—Sources of Tax Revenue—Special Fund Revenues.” The tables under “STATE DEBT TABLES” do not include equipment leases or leases which were not sold, directly or indirectly, to the public capital markets. The state had $7,740,066,154 General Fund-supported lease-purchase obligations outstanding as of November 1, 2006. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,132,900,407 authorized and unissued as of November 1, 2006. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by state leases.

Non-Recourse Debt

Certain state agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $48,272,400,556 aggregate principal amount of revenue bonds and notes which are non–recourse to the General Fund outstanding as of June 30, 2006, as further described in the table “State Agency Revenue Bonds and Conduit Financing” under “STATE DEBT TABLES.”

Detailed information regarding the state’s long-term debt appears in the section “STATE DEBT TABLES.”

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the “Restructuring Bond Act”), the state proposed to issue pension obligation bonds to make future contributions to the California Public Employees’ Retirement System (“CalPERS”). The payment of the debt service on the pension obligation bonds would be payable from the General Fund.

Pursuant to the Restructuring Bond Act, the Pension Obligation Bond Committee (the “Committee”) authorized the issuance of bonds to pay a portion of the state’s pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the state’s employer contribution obligation to CalPERS, which is an “obligation imposed by law.” The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of any pension obligation bonds in time to pay the pension contribution during either fiscal year 2004-05 or fiscal year 2005-06. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee has filed a notice of appeal and briefing is underway. The Administration has not included any pension obligation bonds in the 2006 Budget Act, but if the litigation is successful, such bonds can be issued in the future. See “LITIGATION – Matter Seeking Validation of Pension Obligation Bonds.”

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the state’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the state’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The state has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion was applied to offset fiscal year 2004-05 General Fund expenditures). The state may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2006 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2006-07.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from the dedicated quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act (see “THE BUDGET PROCESS – Constraints on the Budget Process – Proposition 58” below). Funds from sources (i) and (ii) above were used for early retirement of approximately $623 million of bonds during fiscal year 2005-06. The state has announced that as of June 30, 2006, there was approximately $343 million of excess sales tax revenues which will be used to retire economic recovery bonds during fiscal year 2006-07. Pursuant to the California Balanced Budget Act, the 2006 Budget Act includes $472 million which was transferred from the reserve created under Proposition 58, and which will also be used to retire economic recovery bonds.

Tobacco Settlement Revenue Bonds

In 1998 the state signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the state in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the state and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the state and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3% for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003–04 fiscal year. An initial sale of 56.57% of the state’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (Series 2003A).

A second sale of the remaining 43.43% of the state’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation.

In August, 2005, the Series 2003B Bonds were refinanced (“Series 2005A”), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco settlement revenues fall short. In return for providing this covenant, the state was paid a credit enhancement fee of $525 million as part of the refinancing. See “PRIOR FISCAL YEAR’S BUDGETS – 2005 Budget Act – Financial Instruments.” Legislation to authorize the refunding of the Series 2003A Bonds has been passed by the Legislature and signed by the Governor, to become effective on January 1, 2007. The refunding is expected to yield approximately $900 million to offset the General Fund cost for the initial years of the litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee. See “STATE FINANCES – Proposition 98.”

In early 2006, the participating manufacturers asserted that they had lost market share in 2003 to the non-participating manufacturers (“NPMs”). After analysis by a verification agent, that assertion was confirmed. As such, the participating manufacturers are authorized to withhold up to three times the amount of lost market share until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco settlement revenues received by the state was reduced this year by $50.9 million. Nevertheless, the amount of tobacco settlement revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the state’s budget for Series 2005A is unlikely and there will be no impact to the General Fund for the 2006-07 fiscal year. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year’s debt service payments, which would be used before General Fund moneys. A similar filing has been made by the PMs for the 2004 fiscal year but it is anticipated that, likewise, there will be no impact to the General Fund. The State Attorney General is working, in tandem with the other States Attorney General, under the terms of the MSA to compel the PMs to pay given that the state has been enforcing the statutes as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the state or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the state or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings

As part of its cash management program, the state has regularly issued short-term obligations to meet cash flow needs. The state has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the state has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. See “STATE FINANCES—State Warrants.” RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the state on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees’ wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. See “STATE FINANCES” below.

The following table shows the amount of RANs and RAWs issued in the past five fiscal years. The state issued $1.5 billion of RANs in October, 2006 in order to maintain adequate reserves to manage the state’s cash flow requirements during fiscal year 2006-07. This was the smallest state RAN borrowing since 2000-01.

TABLE 1

State of California Revenue Anticipation Notes and Warrants Issued

Fiscal Years 2001-02 to 2006–07

Fiscal Year	Type	Principal Amount (Billions)	Date of Issue	Maturity Date
2001–02	Notes Series A-C	$5.70	October 4, 2001	June 28, 2002
	RAWs Series A	1.50	June 24, 2002	October 25, 2002
	RAWs Series B	3.00	June 24, 2002	November 27, 2002
	RAWs Series C	3.00	June 24, 2002	January 30, 2003	†

2002–03	Notes Series A and C	6.00	October 16, 2002	June 20, 2003
	Notes Series B and D	3.00	October 16, 2002	June 27, 2003
	Notes Series E – G	3.50	November 6, 2002	June 20, 2003
	RAWs Series A and B	10.965	June 18, 2003	June 16, 2004

2003–04	Notes	3.00	October 28, 2003	June 23, 2004

2004–05	Notes Series A – D	6.00	October 6, 2004	June 30, 2005

2005-06	Notes	3.00	November 10, 2005	June 30, 2006

2006-07	Notes	1.50	October 3, 2006	June 29, 2007

†	Called by the State Controller and paid on November 27, 2002.

Source: State of California, Office of the State Treasurer.

STATE FINANCES

The General Fund

The moneys of the state are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and not required by law to be credited to any other fund, as well as earnings from the investment of state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the state. For additional financial data relating to the General Fund, see the financial statements incorporated in or attached to this APPENDIX B. See “FINANCIAL STATEMENTS.” The General Fund may be expended as a consequence of appropriation measures enacted by the Legislature and approved by the Governor (including the annual Budget Act), as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

The Special Fund for Economic Uncertainties

The Special Fund for Economic Uncertainties (“SFEU”) is funded with General Fund revenues and was established to protect the state from unforeseen revenue reductions and/or unanticipated expenditure increases. The State Controller may transfer amounts in the SFEU to the General Fund as necessary to meet cash needs of the General Fund and such transfers are characterized as “loans.” The State Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. At the end of each fiscal year, the State Controller is required to transfer from the SFEU to the General Fund any amount necessary to eliminate any deficit in the General Fund.

The legislation creating the SFEU (Government Code Section 16418) contains a continuous appropriation from the General Fund authorizing the State Controller to transfer to the SFEU, as of the end of each fiscal year, the lesser of (i) the unencumbered balance in the General Fund and (ii) the difference between the state’s “appropriations subject to limitation” for the fiscal year then ended and its “appropriations limit” as defined in Section 8 of Article XIII B of the State Constitution and established in the Budget Act for that fiscal year, as jointly estimated by the Legislative Analyst’s Office and the Department of Finance. For a further description of Article XIII B, see “State Appropriations Limit.” In certain circumstances, moneys in the SFEU may be used in connection with disaster relief.

For budgeting and accounting purposes, any appropriation made from the SFEU is deemed an appropriation from the General Fund. For year-end reporting purposes, the State Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes. Under

Proposition 58, the state will also have a second budgetary reserve, called the Budget Stabilization Account. See “THE BUDGET PROCESS – Constraints on the Budget Process – Proposition 58 (Balanced Budget Amendments).”

See Table 2 and Table 17 for information concerning the recent balances in the SFEU and projections of the balances for the previous and current fiscal years. As in any year, the Budget Act and related trailer bills are not the only pieces of legislation which appropriate funds. Other factors, including re-estimates of revenues and expenditures, existing statutory requirements and additional legislation introduced and passed by the Legislature may impact the fiscal year-end balance in the SFEU.

Inter-Fund Borrowings

Inter-fund borrowing is used to meet temporary imbalances of receipts and disbursements in the General Fund. In the event the General Fund is or will be exhausted, the State Controller is required to notify the Governor and the Pooled Money Investment Board (the “PMIB,” comprised of the State Director of Finance, the State Treasurer and the State Controller). The Governor may then order the State Controller to direct the transfer of all or any part of the moneys not needed in special funds to the General Fund, as determined by the PMIB. All money so transferred must be returned to the special fund from which it was transferred as soon as there is sufficient money in the General Fund to do so. Transfers cannot be made which will interfere with the objective for which such special fund was created, or from certain specific funds. When moneys transferred to the General Fund in any fiscal year from any special fund pursuant to the inter-fund borrowing mechanism exceed ten percent of the total additions to such special fund as shown in the statement of operations of the preceding fiscal year as set forth in the Budgetary (Legal Basis) annual report of the State Controller, interest must be paid on such excess at a rate determined by the PMIB to be the current earning rate of the Pooled Money Investment Account.

As of October 31, 2006, there were $4.883 billion of loans from the SFEU and other internal sources to the General Fund. See EXHIBIT 2 – “STATE CONTROLLER’S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2006-OCTOBER 31, 2006 (UNAUDITED).”

Any determination of whether a proposed borrowing from one of the special funds is permissible must be made with regard to the facts and circumstances existing at the time of the proposed borrowing. The State Attorney General has identified certain criteria relevant to such a determination. For instance, amounts in the special funds eligible for inter-fund borrowings are legally available to be transferred to the General Fund if a reasonable estimate of expected General Fund revenues, based upon legislation already enacted, indicates that such transfers can be paid from the General Fund promptly if needed by the special funds or within a short period of time if not needed. In determining whether this requirement has been met, the Attorney General has stated that consideration may be given to the fact that General Fund revenues are projected to exceed expenditures entitled to a higher priority than payment of internal transfers, i.e., expenditures for the support of the public school system and public institutions of higher education and the payment of debt service on general obligation bonds of the state.

At the November 1998 election, voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual Budget Act. Since the General Fund may reborrow from the transportation accounts any time after the annual repayment is made, the proposition does not have any adverse impact on the state’s cash flow.

In addition to temporary inter-fund borrowings described in this section, budgets enacted in the current and past fiscal years have included other transfers and long-term loans from special funds to the General Fund. In some cases, such loans and transfers have the effect of reducing internal borrowable resources.

The following chart shows internal borrowable resources available for temporary loans to the General Fund on June 30 of each of the fiscal years 2002-03 through 2005–06 and estimates, as of June 30, 2006, for fiscal year 2006-07. See also EXHIBIT 2 – “STATE CONTROLLER’S STATEMENT OF GENERAL FUND CASH RECEIPTS AND DISBURSEMENTS, JULY 1, 2006 – OCTOBER 31, 2006 (UNAUDITED).”

TABLE 2

Internal Borrowable Resources (Cash Basis)

(Millions)

	2003(b)	2004(c)	2005	2006	2007(c)
Available Internal Borrowable Resources	$10,401.5	$9,951.3	$10,005.3	$10,232.9	$15,224.4
Outstanding Loans
From Special Fund for Economic	-0-	-0-	-0-	1,302.0	1,029.3
Uncertainties
From Special Funds and Accounts	-0-	-0-	-0-	129.1	-0-
Total Outstanding Internal Loans	-0-	-0-	-0-	1,431.1	1,029.3
Unused Internal Borrowable Resources	$10,401.5	$9,951.3	$10,005.3	$8,801.8	$14,195.2

(a)	At June 30, 2003, the state also had $10.965 billion of outstanding external borrowings in the form of revenue anticipation warrants.
(b)	Includes the receipt of $11.254 billion of economic recovery bond proceeds to the General Fund resulting from the issuance of three series of economic recovery bonds.
(c)	Department of Finance estimates as of June 30, 2006.

Source:	State of California, Department of Finance. Information for the fiscal years ended June 30, 2003 through June 30, 2005, are actual figures.

State Warrants

No money may be drawn from the State Treasury except upon a warrant duly issued by the State Controller. The State Controller is obligated to draw every warrant on the fund out of which it is payable for the payment of money directed by state law to be paid out of the State Treasury; however, a warrant may not be drawn unless authorized by law and unless unexhausted specific appropriations provided by law are available to meet it. State law provides two methods for the State Controller to respond if the General Fund has insufficient “Unapplied Money” available to pay a warrant when it is drawn, referred to generally as “registered warrants” and “reimbursement warrants.” “Unapplied Money” consists of money in the General Fund for which outstanding warrants have not already been drawn and which would remain in the General Fund if all outstanding warrants previously drawn and then due were paid subject to the prior application of such money to obligations of the state with a higher priority. See “STATE INDEBTEDNESS AND OTHER OBLIGATIONS—Cash Flow Borrowings.” Unapplied Money may include moneys transferred to the General Fund from the SFEU and internal borrowings from state special funds (to the extent permitted by law). See “STATE FINANCES—The Special Fund for Economic Uncertainties” and “—Inter-Fund Borrowings.”

Registered Warrants

If a warrant is drawn on the General Fund for an amount in excess of the amount of Unapplied Money in the General Fund, after deducting from such Unapplied Money the amount, as estimated by the State Controller, required by law to be set apart for obligations having priority over obligations to which such warrant is applicable, the warrant must be registered by the State Treasurer on the reverse side as not paid because of the shortage of funds in the General Fund. The State Controller then delivers such a “registered warrant” to persons or entities (e.g., suppliers and local governments) otherwise entitled to receive payments from the state. A registered warrant bears interest at a rate designated by the PMIB up to a maximum of five percent per annum or at a higher rate if issued for an unpaid revenue anticipation note or in connection with some form of credit enhancement. Registered warrants may or may not have a fixed maturity date. Registered warrants that have no fixed maturity date, and registered warrants that bear a maturity date but, for lack of Unapplied Moneys, were not paid at maturity, are paid, together with all interest due, when the State Controller, with the approval of the PMIB, determines payment will be made. The State Controller then notifies the State Treasurer, who publishes a notice that the registered warrants in question are payable. The duties of the State Controller and the PMIB are ministerial in nature, and the State Controller and the PMIB may not legally refuse to pay the principal of or interest on any registered warrants on any date Unapplied Moneys are available in the General Fund after all priority payments have been made on that date.

Reimbursement Warrants

In lieu of issuing individual registered warrants to numerous creditors, state law provides an alternative procedure whereby the Governor, upon request of the State Controller, may authorize utilizing the General Cash Revolving Fund in the State Treasury to borrow from other state special funds to meet payments authorized by law. The State Controller may then issue “reimbursement warrants” in the financial market at competitive bid to reimburse the

General Cash Revolving Fund, thereby increasing cash resources for the General Fund to cover required payments. The General Cash Revolving Fund exists solely to facilitate the issuance of reimbursement warrants. Reimbursement warrants may have a fixed maturity date.

The principal of and interest on reimbursement warrants must be paid by the State Treasurer on their respective maturity dates from any Unapplied Money in the General Fund and available for such payment. In the event that Unapplied Money is not available for payment on the respective maturity dates of reimbursement warrants, and refunding warrants (see “—Refunding Warrants”) have not been sold at such times as necessary to pay such reimbursement warrants, such reimbursement warrants will be paid, together with all interest due thereon (including interest accrued at the original interest rate after the maturity date), at such times as the State Controller, with the approval of the PMIB, may determine.

The state has issued reimbursement warrants on several occasions in order to meet its cash needs when state revenues were reduced because of an economic recession, and the state incurred budget deficits. The state most recently issued reimbursement warrants in June 2002 and in June 2003.

Refunding Warrants

If there is not sufficient Unapplied Money in the General Fund to pay maturing reimbursement warrants, the State Controller is authorized under state law, with the written approval of the State Treasurer, to offer and sell a new issue of reimbursement warrants as refunding warrants to refund the prior, maturing reimbursement warrants. Proceeds of such refunding warrants must be used exclusively to repay the maturing warrants. In all other respects, refunding warrants have the same legal status and provisions as reimbursement warrants, as described above.

Sources of Tax Revenue

The following is a summary of the state’s major tax revenues. Further information on state revenues is contained under “CURRENT STATE BUDGET” and “STATE FINANCES—Recent Tax Receipts.” See Table 4 entitled “Comparative Yield of State Taxes—All Funds, 2001–02 Through 2006– 07” for a comparison, by amount received, of the sources of the state’s tax revenue.

All revenue proposals included in the 2006-07 Governor’s Budget were adopted except for the proposal to conform to federal tax treatment of Health Savings Accounts.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers had until the end of May 2005 to submit their tax returns and pay amounts owed. At the conclusion of amnesty, taxpayers who could have applied for amnesty but did not are subject to higher penalties if found to owe additional amounts for amnesty years. The amnesty program is estimated to result in a net multi-year General Fund revenue gain of $380 million. See “PRIOR FISCAL YEARS’ BUDGETS – 2004 Budget Act – Tax Amnesty Program” below.

Four initiative propositions on the November 2006 election ballot would, in each case, have increased an existing tax or created a new tax, and dedicated such tax revenue for certain specified purposes. All four measures were defeated at the election.

Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0% to 9.3%. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1% of taxpayers paid 42.7% of the total personal income tax in tax year 2004.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1% surcharge on taxpayers with taxable income over $1 million, beginning with the 2005 tax year. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7% and as little as 7.3% of General Fund revenues in the last ten years. The 2006-07 May Revision estimates that capital gains and stock option tax receipts will account for 13.2% of General Fund revenue in 2005-06 and 13.6 % of General Fund revenue in 2006-07. See “CURRENT STATE BUDGET—Economic Assumptions.”

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2006, the breakdown of the base state and local sales tax rate of 7.25% is as follows:

•	5% imposed as a state General Fund tax;

•	0.5% dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5% dedicated to local governments for public safety services (Local Public Safety Fund);

•	1% local tax imposed under the Uniform Local Sales and Use Tax Law, with

•	0.25% dedicated to county transportation purposes and 0.75% for city and county general-purpose use; and

•	0.25% deposited into the Fiscal Recovery Fund to repay the state’s economic recovery bonds (the “Special Sales Tax”).

Existing law provides that 0.25% of the basic 5% state tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25% Special Sales Tax) is expected to exceed 3% of revenues in that fiscal year (excluding the revenues derived from the 0.25% Special Sales Tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25% rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2007. See “CURRENT STATE BUDGET— Summary of State Revenues and Expenditures” for a projection of the fiscal year 2006-07 General Fund reserve.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25%.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the state Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the state from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions. See “STATE FINANCES—Local Governments.”

Corporation Tax

Corporation tax revenues are derived from the following taxes:

(1)	The franchise tax and the corporate income tax are levied at an 8.84% rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

(2)	Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2% on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

(3)	The alternative minimum tax (“AMT”) is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65%.

(4)	A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

(5)	Sub-Chapter S corporations are taxed at 1.5% of profits.

(6)	Fees paid by Limited Liability Companies, which account for 2.6% of revenue are considered “corporation taxes.” The constitutionality of these fees is currently being challenged in two separate state courts. Potential revenue losses are estimated at $1.12 billion in 2007-08 and $400 million annually beginning in 2008-09. See “LITIGATION – Tax Refund Cases.”

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. Potential revenue losses are estimated to total $400 million over several fiscal years through 2007–08 (some revenue gains are expected in fiscal years after that). The revenue impact from this case is included in state budget projections for fiscal year 2006-07.

Insurance Tax

The majority of insurance written in California is subject to a 2.35% gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35% rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5%, surplus lines and nonadmitted insurance at 3% and ocean marine insurers at 5% of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25% in calendar year 2002, 50% in calendar year 2003, and 75% in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the state’s estate tax, unless future federal legislation is enacted to make the provisions permanent. See Table 4 entitled “Comparative Yield of State Taxes—All Funds, 2001-02 Through 2006-07.”

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 37% of all special fund revenues in fiscal year 2004-05. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2004-05, $8.2 billion was derived from the ownership or operation of motor vehicles. About $3.3 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners. For a discussion of Proposition 1A, approved by the voters in November 2004, which replaced vehicle license fees with increased property tax revenues, see “STATE FINANCES—Local Governments—Vehicle License Fee.”

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

(1)	Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non– cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

(2)	Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

(3)	Ten cents of the per-pack tax is allocated to the state’s General Fund.

(4)	The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Recent Tax Receipts

The following table shows the trend of major General Fund and total taxes per capita and per $100 of personal income for the past five years and the current fiscal year.

TABLE 3

Recent Tax Receipts

	Trend of State Taxes per Capita(a)		Taxes per $100 of Personal Income
Fiscal Year	General Fund	Total	General Fund	Total
2001-02	1,801.21	2,105.46	5.52	6.45
2002-03	1,833.10	2,133.14	5.65	6.57
2003-04	1,951.35	2,267.72	5.92	6.89
2004-05(b)	2,193.70	2,568.87	6.34	7.43
2005-06(c)	2,434.03	2,843.92	6.70	7.83
2006-07(c)	2,467.83	2,906.42	6.78	7.63

(a)	Data reflect population figures based on the 2000 Census.
(b)	Preliminary.
(c)	Estimated.

Source: State of California, Department of Finance.

The following table displays the actual and estimated revenues by major source for the last five years and the current fiscal year. This table shows taxes that provide revenue both to the General Fund and state special funds.

TABLE 4

Comparative Yield of State Taxes — All Funds 2001–02 Through 2006–07 (Modified Accrual Basis)

(Thousands)

Year Ending June 30	Sales and Use(a)		Personal Income		Corporation	Tobacco	Inheritance, Estate and Gift(b)	Insurance	Alcoholic Beverages	Horse Racing	Motor Vehicle Fuel(c)	Motor Vehicle Fees(d)
2002	26,004,521	(f)	33,051,107		5,333,030	1,102,806	890,627	1,595,846	292,627	42,247	3,295,903	3,836,795
2003	27,177,756	(f)	32,713,830		6,803,583	1,055,505	647,372	1,879,784	290,564	40,509	3,202,512	3,965,410
2004	28,948,622	(f)	36,398,983		7,019,216	1,081,588	397,848	2,114,980	312,826	42,143	3,324,883	4,415,126
2005(e)	29,376,900	(g)	42,286,000	(h)	7,674,000	1,075,200	220,000	2,212,000	312,000	42,049	3,357,313	4,868,178
2006(e)	31,318,538	(g)	43,913,470	(h)	8,821,930	1,047,100	0	2,300,000	315,000	42,799	3,440,973	5,060,026
2007(e)	33,523,916	(g)	52,140,000	(h)	10,507,000	1,096,115	0	2,340,000	316,000	38,985	3,482,636	5,265,113

(a)	Numbers include local tax revenue from the 0.5% rate increase dedicated to local governments for the state-local health and welfare program realignment program. The 0.5% rate is equivalent to about $2.4 billion to $2.7 billion per year. The figures also reflect a statutory 0.25% reduction that occurred only during calendar year 2001.
(b)	The state estate tax is based on the state death tax credit allowed against the federal estate tax. As a result, the federal Economic Growth and Tax Relief Reconciliation Act progressively reduced the state estate tax in calendar years 2002 through 2004 and eliminates it beginning in calendar year 2005.
(c)	Motor vehicle fuel tax (gasoline), use fuel tax (diesel and other fuels), and jet fuel.
(d)	Registration and weight fees, motor vehicle license fees and other fees. Represents a reduction of vehicle license fee rate on July 1, 2001 from 1.3% of vehicle depreciable value to 0.65%. Effective July 1, 2005, the rate was reset at 0.65%.
(e)	Estimated.
(f)	The figures do not include voter approved local revenue, local city and county operations revenue (Bradley-Burns), or the 0.25% county transportation funds revenue. Figures do include the 0.5% Local Public Safety Fund revenue.
(g)	Unlike the figures for fiscal years ending June 30, 2002 through June 30, 2005, these estimated figures do not include the 0.5% Local Public Safety Fund revenue. These estimated figures also do not include voter approved local revenue, local city and county operations revenue (Bradley-Burns), or the 0.25% county transportation funds revenue. Estimate for fiscal year 2005–06 includes $1.383 billion and for fiscal year 2006–07 includes $1.456 billion for a temporary one-quarter cent tax increase to be deposited in the Fiscal Recovery Fund and used for repayment of the economic recovery bonds. See “Sources of Tax Revenue—Sales Tax.”
(h)	Includes the revenue estimate for a 1% surcharge on taxpayers with taxable income over $1 million, with the proceeds funding mental health programs pursuant to Proposition 63.

NOTE: This table shows taxes that provide revenue both to the General Fund and state special funds. Also, some revenue sources are dedicated to local governments. This accounts for differences between the information in this table and Table 18.

Source: Fiscal years 2001–02 through 2004–05: State of California, Office of the State Controller. Fiscal years 2005–06 and 2006–07: State of California, Department of Finance.

State Expenditures

The following table summarizes the major categories of state expenditures, including both General Fund and special fund programs.

TABLE 5

Governmental Cost Funds (Budgetary Basis)

Schedule of Expenditures by Function and Character

Fiscal Years 2000–01 to 2004–05 (Thousands)

	2000–01	2001–02	2002–03	2003–04	2004–05
Function
Legislative, Judicial, Executive
Legislative Judicial(a)	$262,370	$265,312	$276,462	$284,894	$408,426
	1,478,710	1,633,518	2,524,446	2,634,409	2,881,680
Executive	1,352,128	1,371,891	1,283,297	1,329,557	1,362,268
State and Consumer Services	950,192	1,100,942	955,054	946,584	1,025,817
Business, Transportation and Housing
Business and Housing	601,053	240,237	184,573	235,742	196,209
Transportation Technology, Trade and Commerce(b)	4,417,139 140,833	6,052,926 81,832	3,712,133 50,335	6,077,810 10,262	6,819,308 0
Resources	3,349,003	2,284,269	1,993,957	2,100,200	2,232,498
Environmental Protection	869,539	993,144	762,052	749,988	788,805
Health and Human Services	24,204,531	26,563,743	27,420,865	26,793,410	30,223,891
Correctional Programs	4,952,927	5,242,369	5,614,849	5,246,381	6,769,319
Education
Education–K through 12	28,720,596	28,078,228	27,611,356	28,696,655	32,118,886
Higher Education Labor and Workforce Development(c)	9,655,954	9,945,193	9,951,749 250,616	9,487,413 239,051	9,985,180 319,984
General Government	N/A	N/A
General Administration	1,294,587	2,475,564	1,830,280	3,580,718	1,745,492
Debt Service	2,270,649	2,432,942	2,067,815	2,103,756	3,390,653
Tax Relief	4,655,826	3,028,703	4,446,940	3,782,731	665,597
Shared Revenues	4,385,429	5,528,996	2,784,970	2,664,766	1,691,964
Brown vs. U.S. Dept. of Health and Human	—	96,000	—	—	—
Services
Other Statewide Expenditures Expenditure	635,475	476,170	526,863	825,833	(1,128,219)
Adjustment for Encumbrances(d)	(1,943,208)	(681,856)	2,365,728	363,473	(1,038,273)
Credits for Overhead Services by General Fund	(197,343)	(251,575)	(288,871)	(326,928)	(329,796)
Statewide Indirect Cost Recoveries	(36,610)	(47,862)	(50,313)	(59,081)	(74,581)

Total	$92,019,780	$96,910,686	$96,275,156	$97,767,624	$100,055,108

Character
State Operations	$24,850,286	$27,994,343	$26,241,065	$28,208,541	$28,783,825
Local Assistance	66,087,018	67,993,721	69,043,191	68,086,507	70,217,159
Capital Outlay	1,082,476	922,622	990,900	1,472,576	1,054,124

Total	$92,019,780	$96,910,686	$96,275,156	$97,767,624	$100,055,108

(a)	Included in this amount are the expenditures of the Trial Court Trust Fund. As of July 1, 2002, the Trial Court Trust Fund was reclassified to a Governmental Cost Fund from a Non-Governmental Cost Fund.
(b)	As of January 2004, Technology, Trade and Commerce was abolished per Assembly Bill 1757 of 2003, Chapter 229. Funds that were abolished were transferred to the General Fund.
(c)	Legislation was enacted effective January 1, 2003 which created a new agency function called the Labor and Workforce Development. Fiscal year 2002–03 figure reflects the expenditure for the entire fiscal year. The following agencies were transferred from General Government to this new function: the Employment Development Department, the California Workforce Investment Board, the Agricultural Labor Relations Board, and the Department of Industrial Relations.
(d)	Expenditures for the State Highway Account (Fund 0042) and the Traffic Congestion Relief Fund (Fund 3007) are reported on a modified cash basis. This method of accounting eliminated all of the continuing appropriations in these two funds.

N/A – Not applicable

Source: State of California, Office of the State Controller.

State Appropriations Limit

The state is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the state from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the state, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most state subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in state per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

The following table shows the Appropriations Limit for fiscal years 2002-03 through 2006-07.

As of the release of the 2006 Budget Act, the Department of Finance projects the Appropriations Subject to the Limit to be $58.823 billion and $56.736 billion in fiscal years 2005-06 and 2006-07, respectively.

TABLE 6

State Appropriations Limit

(Millions)

Fiscal Years

	2002–03	2003–04	2004–05	2005–06		2006-07
State Appropriations Limit	$59,591	$61,702	$64,588	$68,890		$72,304
Appropriations Subject to Limit	(45,832)	(47,921)	(53,488)	(58,823	)*	(56,736	)*
Amount (Over)/Under Limit	$13,759	$13,781	$11,100	$10,067	*	$15,568	*

*	Estimated/projected.

Source: State of California, Department of Finance.

Proposition 98

On November 8, 1988, the voters of the state approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed state funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 education a minimum level of funding. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 education the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 education in the prior year, adjusted for changes in state per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in state per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988–89 fiscal year implementing Proposition 98 determined the K-14 education’s funding guarantee under Test 1 to be 40.7% of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 41.0% of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5%. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 also contains provisions for the transfer of certain state tax revenues in excess of the Article XIII B limit to K-14 education in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2006-07. See “STATE FINANCES—State Appropriations Limit.”

The 2006 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2004-05 through 2006-07, as outlined in the table below. The 2006 Budget Act includes no decreases for declining growth (-0.26%) and provides full funding for COLA (5.92%) adjustments in 2006-07, and also reflects the deferral of Proposition 98 expenditures of $1.283 billion from fiscal year 2004-05 to 2005-06, $1.303 billion from fiscal year 2005-06 to 2006-07, and $1.303 billion from fiscal year 2006-07 to 2007-08.

TABLE 7

Proposition 98 Funding

($ in Millions)

	2004-05		2005-06		2006-07 Enacted	Change From Revised 2005-06
	Enacted	Revised	Enacted	Revised		Amount	Percent
K-12 Proposition 98
State General Fund	$30,873	$30,902	$33,071	$34,644	$37,141	$2,497	7.2%
Local property tax revenue	11,214	11,266	11,573	11,807	11,973	166	1.4

Subtotals(a)	$42,087	$42,168	$44,644	$46,451	$49,114	$2,663	5.7%
Other Proposition 98
State General Fund	$3,130	$3,132	$3,520	$3,776	$4,154	$378	10.0%
Local property tax revenue	1,772	1,754	1,804	1,819	1,853	34	1.9

Subtotals(a)	$4,902	$4,886	$5,324	$5,595	$6,007	$412	7.4%
Total Proposition 98
State General Fund	$34,003	$34,034	$36,591	$38,420	$41,295	$2,875	7.5%
Local property tax revenue	12,986	13,020	13,377	13,626	13,827	200	1.5

Totals(a)	$46,989	$47,055	$49,968	$52,046	$55,122	$3,075	5.9%

(a)	Totals may not add due to rounding.

Source: State of California, Department of Finance

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid. Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue has increased the estimated 2004–05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.3 billion in 2005-06 were the subject of a lawsuit which has recently been settled (the California Teachers Association case). The terms agreed upon consist of retiring this approximately $2.9 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid. See “LITIGATION – Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee.”

The settlement of the California Teachers Association case was ratified by legislation enacted in September, 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco

Securitization Corporation’s Series 2003A Bonds, to become effective on January 1, 2007. The first $900 million in additional funds expected to be raised from the refinancing will be used to offset initial costs of the California Teachers Association settlement. After estimated and proposed payments in 2005-06 and 2006-07, the total estimated maintenance factor balance will be $71 million at the end of fiscal year 2006-07. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006–07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. The 2006 Budget Act includes this appropriation along with a $150 million prepayment of the 2007-08 allocation.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties. See “STATE FINANCES—Sources of Tax Revenue—Sales Tax” for a discussion of the impact of the economic recovery bond issuances on local sales taxes.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state–local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fee (“VLF”) rate from 2% to 0.65% of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A (“Proposition 1A”) at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008–09, the state will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two–thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights. See “THE BUDGET PROCESS—Constraints on the Budget Process—Local Government Finance (Proposition 1A of 2004).”

Vehicle License Fee

Prior to enactment of the 2004 Budget Act, vehicle license fees were assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25% of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5% of two percent (resulting in an effective rate of 0.65%). This level of offset provided tax relief of $4.3 billion in fiscal year 2003–04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the state General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002–03 and $3.1 billion in fiscal year 2003–04. In addition, the state-local agreement also provided for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

Beginning in fiscal year 2004–05, the state-local agreement permanently reduced the VLF rate to 0.65%, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65% of the market value of the vehicle.

The 2005 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments. This payment took place in August 2005. See “PRIOR FISCAL YEARS’ BUDGETS – 2005 Budget Act.”

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the state’s trial court system. The legislation consolidated the trial court funding at the state level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The state’s trial court system will receive approximately $2.4 billion and $2.6 billion in state resources in fiscal years 2005–06 and 2006–07, respectively, and $475 million in resources from the counties in each fiscal year.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see “Welfare System”). Under the CalWORKs (defined below) program, counties are given flexibility to develop their own plans, consistent with state law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104–193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to decrease by a modest amount in 2006-07. The revised CalWORKs caseload projections are 478,100 cases in fiscal year 2005-06 and 471,700 cases in fiscal year 2006-07. This still represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 cases in fiscal year 1994–95. Since CalWORKs’ inception in January 1998, caseload has declined by over 35%.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined state and county maintenance of effort (“MOE”) requirement in fiscal years 2005-06 and 2006-07. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts and address the Administration’s objective to alleviate the structural deficit between the state’s revenues and expenditures, the 2005 Budget Act suspended the July 2005 and July 2006 CalWORKs grant cost-of-living adjustments. The 2006 Budget Act also maintains expenditures within available resources while continuing efforts to move people from welfare to work. The 2006 Budget Act reflects savings resulting from continued efforts to fully implement state welfare system measures initiated in 2004-05, an estimated decrease in 2005-06 child care expenditures, and implementation of several initiatives to improve the state’s work participation in response to TANF reauthorization, as further described below.

The federal Deficit Reduction Act of 2005 included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate state programs. In addition, because reauthorization legislation effectively eliminates the state’s caseload reduction credit, the bulk of the CalWORKs caseload will be subject to the 50% work participation rate beginning in federal fiscal year 2007. Considerable improvement in work participation rates must be achieved to avoid federal penalties, which could cost the General Fund more than $2 billion over a five-year period. While these penalties likely would not be assessed until after 2006-07, the 2006 Budget Act addresses the need to increase work participation rates through substantive program improvements that will support and engage more recipients in activities that lead to self-sufficiency. Major investments include (1) implementing the Pay for Performance county incentive program, (2) providing funding for counties to implement strategies to improve work participation rates based on local needs assessments, (3) increasing temporary shelter rates to prevent homelessness among CalWORKs recipients, (4) augmenting funding for CalWORKs employment services, child care services, and administrative activities, and (5) increasing the TANF reserve to address future changes or improvements to CalWORKs. A workgroup consisting of key stake holders is evaluating options for future program changes.

The 2006 Budget Act includes total CalWORKs-related expenditures of $7.1 billion for fiscal year 2006-07, compared to $6.7 billion for fiscal year 2005-06. Both years include an augmentation of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment. The 2006 Budget Act includes a TANF reserve of $222.1 million in 2006-07, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs. The reserve includes $40 million to fund incentive payments to counties in 2007-08 for improved program outcomes under the Pay for Performance program, and $15 million to fund future program changes or improvements to CalWORKs to address increased work participation requirements under federal TANF reauthorization legislation.

Health Programs

Medi-Cal – Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, and skilled nursing care. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities delivers these services. Providers are reimbursed by the traditional fee-for-service method or by payments from managed care plans. Approximately 3.3 million Medi-Cal beneficiaries (almost half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.

Medi-Cal expenditures are estimated to be $33.3 billion ($12.8 billion from the General Fund), in 2005-06 and $35.1 billion ($13.8 billion General Fund) in 2006-07. The $1.8 billion ($946 million General Fund) increase in 2006-07 is due primarily to increases in caseload, utilization, and costs for services.

Average monthly caseload in Medi-Cal was estimated to be 6.6 million in 2005-06. Caseload is expected to increase in 2006-07 by approximately 85,200, or 1.29%, to 6.7 million eligible people. This overall increase compares to an expected 1.4% increase in the state’s population over the same period.

The federal Medicare Modernization Act (“MMA”) of 2003 established an outpatient prescription drug program, known as Medicare Part D, for approximately 43 million Medicare beneficiaries, including one million Californians eligible for both Medicare and Medi-Cal (“dual eligibles”). Effective January 1, 2006, the federal government no longer provides Medicaid matching funds to the states for drug categories now covered by Medicare. In addition, states no longer get Medicaid or supplemental rebates for drugs covered by Medicare. Although the intent of the MMA is for states to receive 10% of the savings for no longer providing drug coverage to dual eligibles, the revised federal formula for this calculation is projected to cost the state $68.7 million in 2006-07 on an accrual accounting basis, rather than the $169 million savings, which would reflect a full 10%. Due to federal implementation problems, the state is providing interim emergency drug coverage to dual eligibles who have not been able to receive their prescription drugs.

On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning October 2009, states’ managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the state would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the state to only collect managed care quality improvement fees on managed care plans serving Medi-Cal beneficiaries. In addition, the federal Deficit Reduction Act of 2005 requires, as a condition of receiving federal funds, that the Medi-Cal program verify the citizenship of those individuals who declare that they are citizens of the United States. Under this new provision, these individuals are required to show proof of identity and citizenship at the time of application and upon redetermination. This provision does not apply to or otherwise affect people who are applying for Medi-Cal as immigrants. The 2006 Health Trailer Bill (AB 1807) includes changes to California’s statutory language to implement this change.

SSI/SSP – The federal Supplemental Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2006 Budget Act includes $3.6 billion from the General Fund for the SSI/SSP Program. This represents a 4.1% increase from the revised 2005-06 funding level. The average monthly caseload in this program is estimated to be 1.2 million recipients in 2006-07, a 2.5% increase over the 2005-06 projected level.

The three-month delay of the January 2007 federal SSI cost-of-living-adjustment included in the 2005 Budget Act is rescinded in the 2006 Budget Act at a one-time cost of $42.3 million. Effective January 1, 2007, the federal SSI payment will increase by an estimated 2.1%.

Pension Trusts

The three principal retirement systems in which the state participates are the California Public Employees’ Retirement System (“CalPERS”), the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems, as well as certain other retirement funds administered by the state, are included in the financial statements of the state as fiduciary funds and described in Note 23 to the Audited Annual Financial Statements of the State of California for the year ended June 30, 2005 (the “Audited Financial Statements”), incorporated by reference in or attached to this APPENDIX B. See “FINANCIAL STATEMENTS.”

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple employer defined benefit plan. In addition to the state, employer participants, as of June 30, 2005, included 1,059 school districts and 1,523 other public agencies. As of the same date, PERF had 1,016,982 active and inactive program members and 431,901 benefit recipients. The payroll for state employees covered by PERF for fiscal year 2004-05 was approximately $12.9 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5% of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the state agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the state, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. The following table shows the state’s contributions to PERF for fiscal years 2001-02 through 2005–06 and its estimated contributions for fiscal year 2006-07. Approximately 55% of the state contributions to PERF are made from the General Fund.

TABLE 8

State Contribution To PERF

Fiscal Years 2001-02 to 2006–07

Fiscal Year	Amount
2001–02	677,200,000
2002–03	1,190,000,000
2003–04	2,213,000,000
2004–05	2,564,000,000
2005–06	2,429,000,000
2006–07(1)	2,665,000,000

(1)	Estimated.

Source: State of California, Department of Finance.

Increasing contributions shown in Table 8 are due to several factors, including poor investment returns in the early 2000’s and benefit enhancements enacted in 1999. See Table 9 below. The leveling off of contributions in 2005-06 and later years is due in part to new policies adopted by the CalPERS Board, described below.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Set forth below is a summary of additions and deductions from PERF for the past five fiscal years. These figures reflect activity for all employers, including the state.

TABLE 9

Public Employees’ Retirement Fund Schedule of Additions and Deductions

($ in millions)*

Fiscal Year Ended June 30,

	2001	2002	2003	2004	2005
Contributions: Employer	$322	$801	$1,925	$4,262	5,774
Contributions: Employee	1,766	2,155	1,888	2,266	3,177

Total Contributions	$2,088	$2,956	$3,813	$6,528	8,951
Net Investment Income/(Losses) (including Appreciation)	(12,256)	(9,704)	5,474	24,266	21,894
Total Additions	(10,160)	(6,744)	9,296	30,801	30,845
Total Deduction (Benefits Paid and Administrative Expenses)	(6,106)	(6,743)	(7,320)	(7,980)	(8,798)
Net Assets as of the Beginning of the Fiscal Year	172,541	156,274	142,787	144,763	167,584
Net Assets as of the End of the Fiscal Year	156,274	142,787	144,763	167,584	189,631
Change in Net Assets	(16,266)	(13,487)	1,975	22,821	22,047

*	Total may not add up due to adjustments.

Source: State of California, Comprehensive Annual Financial Reports, Fiscal Year Ended June 30, 2001, 2002, 2003, 2004 and 2005.

Each employer (including the state) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, as of June 30, 2005, showed an actuarial accrued unfunded liability allocable to state employees of $14.8 billion. The actuarial valuation for PERF was based upon an assumed 7.75% investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2004-05) has been 9.6%, 9.3%, and 3.9%, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90%–110% of market value to 80%–120% of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10% of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50%.

Set forth below is a schedule of funding projections of the PERF with respect to the state’s covered payroll. Actuarial information for each year is based upon an actuarial valuation performed as of the end of such fiscal year.

TABLE 10

Public Employees’ Retirement Fund Schedule of Funding Projections (State only)

($ in millions)

Fiscal Year Ended June 30,

	2001	2002	2003	2004	2005
Actuarial Value of Assets	$66,976	$62,201	$62,515	$67,081	$71,830
Actuarial Accrued Liabilities	64,567	68,854	74,450	79,800	86,595
(AAL)-entry age
Excess of Actuarial Value of Assets over	2,409	(6,653)	(11,935)	(12,719)	(14,765)
AAL or Surplus (Unfunded) Actuarial
Accrued Liabilities (UAAL)
Covered Payroll	11,905	12,423	12,628	12,624	13,790
Funded Ratio	103.7%	90.3%	84.0%	84.1%	82.9%

Source: CalPERS State and Schools Actuarial Valuation, Fiscal Year Ended June 30, 2001, 2002, 2003, 2004 and 2005.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides retirement, disability and survivor benefits for teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2005, the DB Program had approximately 1,200 contributing employers, approximately 574,676 active and inactive program members and 201,241 benefit recipients.

The state’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently 2.017% of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $472 million contribution for fiscal year 2004-05. The contribution rate to the SBMA is currently 2.5% of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the state was required to pay an additional 0.524% ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the state was not required to make this additional contribution in fiscal year 2005–06. In early 2006, an error in the calculation of teacher’s salaries was discovered in CalSTRS’ accounting system. As a result, it was determined that the unfunded liability associated with the 1990 benefit structure never existed. After discovering the accounting error, CalSTRS also determined that the state had overpaid the DB Program and the SBMA in fiscal year 2002-03 and underpaid these accounts in fiscal years 2003-04 through 2005-06, resulting in a net underpayment of $3.1 million. Overall, the accounting error resulted in the state making excess contributions to CalSTRS in the amount of $119.5 million. For the 2006 Budget Act, this amount is to be recognized as a prepayment of the amounts owing from the state to the Teachers’ Retirement Fund in 2006-07, which will correspondingly reduce the remaining amount to be transferred in 2006-07 from the General Fund. Finally, an actuarial analysis performed in 2005 at the direction of the Department of Finance concluded that the currently required state contributions to the SBMA are more than sufficient to maintain purchasing power at 80%. The following table shows the state’s contributions to CalSTRS for fiscal years 2001-02 through 2005-06 and its estimated contributions for fiscal year 2006-07.

TABLE 11

State Contribution To CalSTRS Fiscal Years 2001-02 to 2006–07

	DB Program	SBMA
2001–02	$384,749,000	$487,025,000
2002–03	430,538,000	544,984,000
2003–04	450,895,000	58,868,000
2004–05	563,867,000	584,925,000
2005–06	499,697,000	581,367,000
2006–07(1)	360,182,000	598,391,000

(1)	Estimated.

Source: State of California, Department of Finance.

The table above does not reflect the impact of the Superior Court decision requiring the state to pay $500 million of the contribution deferred in fiscal year 2003-04, to CalSTRS. See “LITIGATION— Challenge Seeking Payment to Teachers’ Retirement Board.”

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Set forth below is a summary of additions and deductions from the DB Program for the past five fiscal years. These figures reflect activity for all employers, as well as the state’s contribution.

TABLE 12

State Teachers’ Retirement Defined Benefit Program Fund

Schedule of Additions and Deductions

($ in millions)*

Fiscal Year Ended June 30,

	2001	2002	2003	2004	2005
Contributions: Employer	$1,884	$1,725	$1,968	$2,047	$2,105
Contributions: Employee	1,843	1,873	2,094	2,210	2,327
Contributions: State(1)	946	916	1,015	549	1,219

Total Contributions	$4,674	$4,514	$5,077	$4,806	$5,650

Net Investment Income/(Losses)
(including Appreciation)	(10,232)	(6,297)	3,688	16,607	14,138
Total Additions	(5,558)	(1,789)	8,765	21,412	19,779
Total Deduction (Benefits Paid and
Administrative Expenses)	(4,086)	(4,639)	(5,102)	(5,723)	(6,317)
Net Assets as of the Beginning of the Fiscal Year	112,782	103,138	96,709	100,372	116,061
Net Assets as of the End of the
Fiscal Year	103,138	96,709	100,372	116,061	129,524
Change in Net Assets	(9,644)	(6,428)	3,663	15,689	13,462

*	Totals may not add up due to adjustments.
(1)	Includes federal funds.

Source: State of California, Comprehensive Annual Financial Reports, Fiscal Year Ended June 30, 2001, 2002, 2003, 2004 and 2005. California State Teachers Retirement System, Comprehensive Annual Financial Reports, Fiscal Year Ended June 30, 2001, 2002, 2003, 2004 and 2005.

Each employer contributes 8.25% of payroll, while employees contribute 6% of pay. The most recent actuarial valuation, performed as of June 30, 2005 showed an actuarial accrued unfunded liability of $20.3 billion. The significant reduction in the unfunded liability of almost $3 billion since last year was largely due to the discovery of the error in CalSTRS’ accounting system. The actuarial valuation of the DB Program is based upon an assumed 8% investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2005-06) was 10.4%, 9.5% and 7.9%, respectively.

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Set forth below is a schedule for funding projections for the DB Program for the past five fiscal years. Actuarial information is based upon actuarial valuations performed as of the end of such fiscal year, except information as of June 30, 2002 is based upon actuarial valuation for June 30, 2001.

TABLE 13

State Teachers’ Retirement Defined Benefit Program Fund

Schedule of Funding Projections

($ in millions)

Fiscal Year Ended June 30,

	2001	2002(1)	2003	2004	2005
Actuarial Value of Assets	$107,654	$107,654	$108,667	$114,094	$121,882
Actuarial Accrued Liabilities	109,881	109,881	131,777	138,254	142,193
(AAL)-entry age
Excess of Actuarial Value of Assets over AAL	(2,227)	(2,227)	(23,110)	(24,160)	(20,311)
or Surplus (Unfunded) Actuarial Accrued
Liabilities (UAAL)
Covered Payroll	20,585	20,585	23,867	23,764	23,293
Funded Ratio	98.0%	98.0%	82.5%	82.5%	85.7%

(1)	Based upon actuarial valuation as of June 30, 2001. Source: CalSTRS Defined Benefit Program Actuarial Valuation as of June 30, 2001, 2002, 2003, 2004, and 2005.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined contribution plans. As of June 30, 2005, plan membership totaled 215,016, comprised of 124,642 active members, 47,123 inactive members (includes terminated nonvested employees who are eligible for a refund), and 43,251 retirees and beneficiaries receiving benefits.

The state does not make any contributions to the University of California Retirement System. As of June 30, 2005, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Set forth below is a summary of additions and deductions from the UC Regents Retirement Fund for the past five fiscal years.

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TABLE 14

University of California Retirement Plan Fund

Schedule of Additions and Deductions

($ in thousands)*

Fiscal Year Ended June 30,

	2001	2002	2003	2004	2005
Contributions: Employer	$517	$118	$811	$5,150	$737
Contributions: Employee	4,405	2,954	7,060	2,503	1,653

Total Contributions	$4,922	$3,072	$7,871	$7,653	$2,390

Net Investment Income/(Losses) (including Appreciation)	(2,301,959)	(3,460,714)	1,892,384	4,998,664	3,982,916
Total Additions	(2,297,037)	(3,457,642)	1,900,255	5,006,317	3,985,306
Total Deduction (Benefits Paid and Administrative Expenses)	(903,981)	(970,453)	(1,015,248)	(1,145,469)	(1,315,466)
Net Assets as of the Beginning of the Fiscal Year	42,070,918	38,869,900	34,441,805	35,326,812	39,187,660
Net Assets as of the End of the Fiscal Year	38,869,900	34,441,805	35,326,812	39,187,660	41,857,500
Change in Net Assets	(3,201,018)	(4,428,095)	885,007	3,860,848	2,669,840

Totals may not add up due to adjustments Source: State of California, Comprehensive Annual Financial Reports, Fiscal Year Ended June 30, 2001, 2002, 2003, 2004 and 2005.

Set forth below is a schedule for funding projections for the UCRP for the past five fiscal years. Actuarial information is based upon valuation performed as of the end of the fiscal year.

TABLE 15

University of California Retirement Plan Fund

Schedule of Funding Projections

($ in millions)

Fiscal Year Ended June 30,

	2001	2002	2003	2004	2005
Actuarial Value of Assets	$40,554	$41,649	$41,429	$41,293	$41,085
Actuarial Accrued Liabilities (AAL)-entry	27,451	30,100	32,955	35,034	37,252
age
Excess of Actuarial Value of Assets over	13,103	11,549	8,474	6,259	3,833
AAL or Surplus (Unfunded) Actuarial
Accrued Liabilities (UAAL)
Covered Payroll	6,539	7,227	7,734	7,835	8,150
Funded Ratio	147.7%	138.4%	125.7%	117.9%	110.3%

Source: University of California Retirement Plan Actuarial Valuation Report as of July 1, 2001, 2002, 2003, 2004 and 2005.

Post Retirement Benefits

The state also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. Table 16 shows the state’s General Fund budget for post-employment benefits from fiscal years 2002-03 to 2006-07 and does not reflect any future liability for current employees or annuitants. It is anticipated that these costs will continue to grow in the future. As of June 30, 2005, approximately 124,695 retirees were enrolled to receive health benefits and 101,655 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90% contribution formula established in the Government Code. Under this formula, the state averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree’s health benefits. The state also contributes 90% of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the state. With ten years of service credit, employees are entitled to 50% of the state’s full contribution. This rate increases by 5% per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

TABLE 16

General Fund Budget for Post-Employment Benefits

Fiscal Years 2002-03 through 2006-07

Fiscal Year	Amount
2002-03	$576,620,000
2003-04	660,772,000
2004-05	795,554,000
2005-06	895,197,000
2006-07	1,019,368,000

Source: Budget Acts of 2002-03, 2003-04, 2004-05, 2005-06 and 2006-07

On June 21, 2004, the Governmental Accounting Standard Board released its Statement No. 45, Accounting and Financial Reporting by Employers for Post Employment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from pension plan expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to:

(i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement 45 reporting requirements are effective for the state in the fiscal year beginning July 1, 2007. The state plans to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

The 2006 Budget Act included funding which will allow the State Controller’s Office to contract with a private actuarial firm to calculate the state’s liability for these benefits. Such report, when made, may negatively affect the state’s financial reports and impact its credit ratings if the state does not adequately manage the long-term costs for other post employment benefits. In February of 2006, the Legislative Analyst’s Office released a report suggesting that the unfunded liability for these benefits could be tens of billions of dollars, and that the cost to fully amortize the unfunded liability could be several billion dollars annually. The costs suggested by the Legislative Analyst’s Office are not based on any actuarial projections reflecting data for California, and may or may not be consistent with the results of the proposed actuarial valuation.

THE BUDGET PROCESS

General

The state’s fiscal year begins on July 1 and ends on June 30 of the following year. The state’s General Fund Budget operates on a legal basis, generally using a modified accrual system of accounting for its General Fund, with revenues credited in the period in which they are measurable and available and expenditures debited in the period in which the corresponding liabilities are incurred.

The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the “Governor’s Budget”). Under state law, the annual proposed Governor’s Budget cannot provide for projected expenditures in excess of projected revenues for the ensuing fiscal year. Following the submission of the Governor’s Budget, the Legislature takes up the proposal. As required by the Balanced Budget Amendment (“Proposition 58”) and as described below, beginning with fiscal year 2004–05, the Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of the passage and as set forth in the budget bill.

Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of annual expenditure appropriations is the annual Budget Act as approved by the Legislature and signed by the Governor. The Budget Act must be approved by a two-thirds majority vote of each House of the Legislature. See “THE BUDGET PROCESS—Constraints on the Budget Process” below. The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. Except as noted in the previous paragraph and in the next sentence, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Bills containing appropriations for K-12 schools or community colleges (“K-14 education”) only require a simple majority vote. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

Funds necessary to meet an appropriation are not required to be in the State Treasury at the time an appropriation is enacted; revenues may be appropriated in anticipation of their receipt.

Constraints on the Budget Process

Over the years, a number of laws and constitutional amendments have been enacted, often through voter initiatives, which have increased the difficulty of raising state taxes, restricted the use of the state’s General Fund or special fund revenues, or otherwise limited the Legislature and the Governor’s discretion in enacting budgets. Historic examples of provisions that make it more difficult to raise taxes include Proposition 13, passed in 1978, which, among other things, required that any change in state taxes enacted for the purpose of increasing revenues collected pursuant thereto, whether by increased rates or changes in computation, be approved by a two-thirds vote in each house of the Legislature. Examples of provisions restricting the use of General Fund revenues are Proposition 98, passed in 1988, which mandates that a minimum amount of General Fund revenues be spent on local education, and Proposition 10, passed in 1988, which raised taxes on tobacco products and mandated how the additional revenues would be expended. See “STATE FINANCES—Proposition 98” and “—Sources of Tax Revenue—Taxes on Tobacco Products.”

More recently, a new series of Constitutional amendments sponsored by Governor Schwarzenegger and approved by the voters, have also affected the budget process. These include Proposition 58, approved in 2004, which requires the adoption of a balanced budget and restricts future borrowing to cover budget deficits, Proposition 1A, approved in 2004, which limits the Legislature’s power over local revenue sources, and Proposition 1A approved at the November 7, 2006 election, which limits the Legislature’s ability to use sales taxes on motor vehicle fuels for any purpose other than transportation. These recent constitutional amendments are described below.

Balanced Budget Amendment (Proposition 58)

Proposition 58, approved by the voters in 2004, requires the state to enact a balanced budget, and establish a special reserve in the General Fund and restricts future borrowing to cover fiscal year end deficits. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the state would in some cases have to take more immediate actions to correct budgetary shortfalls. Beginning with the budget for fiscal year 2004–05, Proposition 58 requires the Legislature to pass a balanced budget and provides for mid-year adjustments in the event that the budget falls out of balance and the Governor calls a special legislative session to address the shortfall. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

If the Governor determines that the state is facing substantial revenue shortfalls or spending increases, the Governor is authorized to declare a fiscal emergency. He or she would then be required to propose legislation to address the emergency, and call the Legislature into special session for that purpose. If the Legislature fails to pass and send to the Governor legislation to address the fiscal emergency within 45 days, the Legislature would be prohibited from: (i) acting on any other bills or (ii) adjourning in joint recess until such legislation is passed.

Proposition 58 also requires that a special reserve (the “Budget Stabilization Account” or “BSA”) be established in the state’s General Fund. Beginning with fiscal year 2006–07, a specified portion of estimated annual General Fund revenues would be transferred by the State Controller into the Budget Stabilization Account no later than September 30 of each fiscal year. These transfers would continue until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater. The annual transfer requirement would be in effect whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. Proposition 58 also provides that one-half of the annual transfers shall be used to retire Economic Recovery Bonds, until a total of $5 billion has been used for that purpose. The 2006 Budget Act transfers $944 million to the Budget Stabilization Account, of which $472 million will be used to retire Economic Recovery Bonds. See “CURRENT STATE BUDGET – 2006 Budget Act.”

Proposition 58 also prohibits certain future borrowing to cover fiscal year end deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as: (i) short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the state), or (ii) inter-fund borrowings.

Local Government Finance (Proposition 1A of 2004)

As described under “STATE FINANCES—Local Governments” above, Senate Constitutional Amendment No. 4 (also known as “Proposition 1A”), approved by the voters in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008–09, the state will be able to borrow up to 8% of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship and two–thirds of both houses of the Legislature approve the borrowing. The amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years. In addition, the state cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax.

Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005–06, if the state does not provide funding for the mandated activity, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate on local governments to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges nor to mandates relating to employee rights.

Proposition 1A further requires the state to reimburse cities, counties, and special districts for mandated costs incurred prior to the 2004-05 fiscal year over a term of years. Chapter 72, Statutes of 2005 (AB 138) requires the payment of mandated costs incurred prior to 2004-05 to begin in 2006-07 and to be paid over a term of 15 years. Currently the estimated cost for claims for mandated costs incurred prior to the 2004-05 fiscal year is $1.199 billion. The 2006 Budget Act contains $169.9 million for reimbursement of mandated local government costs incurred prior to 2004-05.

After School Education Funding (Proposition 49)

An initiative statute, Proposition 49, called the “After School Education and Safety Program of 2002,” was approved by the voters on November 5, 2002, and requires the state to expand funding for before and after school programs in the state’s public (including charter) elementary, middle and junior high schools. This increase is required in 2006-07, and the 2006 Budget Act includes a $428.4 million increase for these programs, for a total of $550 million. The 2006 Budget Act allocates $547.4 million for grants for before and after school programs, and $2.6 million for administrative costs for the California State Department of Education. The additional funds are added to the Proposition 98 minimum funding guarantee for K-14 education and, in accordance with the initiative, cannot be reduced in future years unless the Proposition 98 guarantee is suspended. See “STATE FINANCES— Proposition 98”.

Mental Health Services (Proposition 63)

On November 2, 2004 the voters approved Proposition 63, which imposes a 1% tax surcharge on taxpayers with annual taxable income of more than $1 million for purposes of funding and expanding mental health services. In addition, Proposition 63 prohibits the Legislature or the Governor from redirecting funds now used for mental health services to other purposes or from reducing General Fund support for mental health services below the levels provided in fiscal year 2003–04.

Transportation Financing (Proposition 1A, November 2006 Ballot)

On November 7, 2006 voters approved Proposition 1A, which had been placed on the ballot by the Legislature as Senate Constitutional Amendment No. 7, to protect Proposition 42 transportation funds from any further suspensions. Current provisions of the State Constitution enacted as Proposition 42 in 2002, permit the suspension of the annual transfer of motor vehicle fuel sales tax revenues from the General Fund to the Transportation Investment Fund if the Governor declares that the transfer will result in a “significant negative fiscal impact” on the General Fund and the Legislature agrees with a two-thirds vote of each house. The new measure modifies the constitutional provisions of Proposition 42 in a manner similar to Proposition 1A of 2004, so that if such a suspension occurs, the amount owed by the General Fund must be repaid to the Transportation Investment Fund within three years, and only two such suspensions can be made within any ten-year period. In 2003-04, $868 million of the scheduled Proposition 42 transfer was suspended, and in 2004-05 the full transfer of $1.258 billion was suspended. The Proposition 42 transfer was fully funded in 2005-06 at $1.355 billion. The 2006 Budget Act fully funds the Proposition 42 transfer at $1.420 billion for 2006-07, and also includes $1.415 billion ($1.215 billion General Fund) for advance repayment of a portion of the 2003-04 and 2004-05 suspensions. See “CURRENT STATE BUDGET—2006 Budget Act”.

PRIOR FISCAL YEARS’ BUDGETS

Fiscal Years Prior to 2004-05

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995–96 to 1999–00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new ongoing program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The state ended the 2000–2001 fiscal year with a budget reserve of $5.39 billion. However, during fiscal year 2001–02, the state experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000–01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the state encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The state also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004. Additional information about prior fiscal years’ budgets for this period can be obtained from prior official statements of state bonds.

2004 Budget Act

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. This was the first budget signed by Governor Schwarzenegger following his election to office after a recall of Governor Davis in November 2003. The 2004 Budget Act largely reflected the proposals contained in the May Revision of the 2004-05 Governor’s Budget, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003–04 (see “STATE INDEBTEDNESS AND OTHER OBLIGATIONS—Economic Recovery Bonds”).

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6%, from $74.6 billion in fiscal year 2003–04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004–05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7%, from $75.6 billion in fiscal year 2003–04 to $80.7 billion in fiscal year 2004–05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion. Final results for the fiscal year were substantially better than these initial projections; see “Fiscal Year 2004-05 Revised Estimates” below.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7%), cost avoidance ($4.4 billion or 31.7%), fund shifts ($1.6 billion or 11.2%), loans or borrowing ($2.1 billion or 15.4%), and transfers and other revenue ($1.8 billion or 13.0%).

The 2004 Budget Act contained the following major components:

(1)	Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004–05 pursuant to legislation relating to the 2004 Budget Act. See “STATE FINANCES— Proposition 98.” (When revenues for 2004-05 were substantially higher than projected, and the Administration did not revise Proposition 98 expenditures, litigation was filed challenging this action. This litigation was settled as part of the 2006 Budget Act. See “CURRENT STATE BUDGET” below.)

(2)	Higher Education—A new fee policy for higher education was implemented. In fiscal year 2004–05, fees were increased 14% for undergraduates and 20% for graduate students (25% for CSU graduate students majoring in non-teacher preparation programs). The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

(3)	Health and Human Services—The 2004 Budget Act included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004–05.

(4)	Pension Reform—The 2004 Budget Act eliminated state contributions to CalPERS on behalf of new state employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the state’s required contributions to CalPERS in fiscal year 2004–05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays. See “STATE INDEBTEDNESS AND OTHER OBLIGATIONS— Pension Obligation Bonds.”

(5)	Tax Relief—The 2004 Budget Act reflected the elimination of the VLF offset program beginning in fiscal year 2004–05. See “STATE FINANCES—Local Governments.”

(6)	Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included $1.258 billion in savings from the suspension of the Transportation Investment Fund (Proposition 42) transfer.

Fiscal Year 2004–05 Revised Estimates. Final estimates relating to the 2004-05 fiscal year, as released in the 2006-07 Governor’s Budget in January, 2006, show that the state experienced substantially more favorable results than were projected at the time the 2004 Budget Act was signed. As a result of revised estimates for years prior to 2004-05, tax amnesty payments (see below) and improved economic results which generated major increases in tax revenues, the Administration estimates that total prior year resources, plus revenues and transfers for 2004-05, were about $91.5 billion, more than $9.1 billion higher than originally estimated. Expenditures increased by about $1.1 billion. As a result, the fund balance at June 30, 2005 was estimated at about $9.6 billion, of which $9.1 billion was in the SFEU, compared to the original 2004 Budget Act estimate of $768 million in the SFEU.

Tax Amnesty Program—Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment was and will be reduced in fiscal year 2004-05 and subsequent fiscal years to account for refunds and the recognition of income over a period of time. The estimates of these adjustments has varied as more up-to-date information has been received, as reflected in differing estimates shown in the footnotes to Figure 1 on page B-45, and Figure 2 on page B-48. The 2005 Budget Act estimated a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represented a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constituted one-time revenues that the 2005 Budget Act used for one-time purposes.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7%, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005. See “ – 2004 Budget Act – Fiscal Year 2004-05 Revised Estimates.”

The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state’s short-term cash flow needs for fiscal year 2005-06.

The 2005 Budget Act contained the following major components:

(1)	Proposition 98 – General Fund expenditures increased by $2.582 billion, or 7.6%, to $36.6 billion. This reflected increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The 2005 Budget Act fully funded enrollment growth and a 4.23% cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The 2005 Budget Act reflected savings of $3.8 billion in 2004-05, which would be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth. See “STATE FINANCES—Proposition 98.”

(2)	Higher Education – The 2005 Budget Act marked the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5%) compared to 2004-05. The 2005 Budget Act assumed fee increases for undergraduate and graduate students, consistent with the Compact, which were approved by the UC and CSU governing boards.

(3)	Health and Human Services – The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5%, to $27.1 billion for Health and Human Services programs. This increase consisted of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The 2005 Budget Act reflected the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The 2005 Budget Act further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients would be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The 2005 Budget Act also included federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

(4)	Retirement and Employee Compensation – The 2005 Budget Act provided for full funding of the state’s statutory obligations to the State Teachers’ Retirement System (“CalSTRS”). The 2005 Budget Act also reflected an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

(5)	Vehicle License Fee Gap Loan Repayment – The 2005 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The state was not required to repay the gap loan until August of 2006. This payment was made in August 2005.

(6)	Transportation Funding – The Proposition 42 transfer was fully funded at an estimated $1.3 billion.

(7)	Financial Instruments – The 2005 Budget Act reflected the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System, but an adverse court ruling prevented issuance of these bonds. See “LITIGATION – Matter Seeking Validation of Pension Obligation Bonds.” The 2005 Budget Act reflected the results of the refinancing of the Golden State Tobacco Securitization Bonds, Series 2003B. In exchange for its continued backing of these bonds, the General Fund received $525 million in August 2005. See “STATE INDEBTEDNESS AND OTHER OBLIGATIONS – Pension Obligation Bonds” and “– Tobacco Settlement Revenue Bonds.”

The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit (dealing with the state’s liability for past flood damages), but subsequent developments led to the removal of this proposal from the budget. The state settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the state to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, was included in the 2005 Budget Act.

(8)	Taxes – The 2005 Budget Act contained no new taxes.

Fiscal Year 2005-06 revised estimates as of the 2006 Budget Act

The 2006-07 May Revision projected that the state would end fiscal year 2005-06 with a budgetary reserve of $8.8 billion, up $7.5 billion from estimates made at the time of the 2005 Budget Act. The 2006 Budget Act projects that the state will have a budgetary reserve at June 30, 2006 of $9.0 billion, up $7.7 billion from the 2005 Budget Act estimate. This change in budgetary reserve is a result of revenue and expenditure changes outlined below, and an increase of $2.3 billion in revenues attributed to 2004-05. See “PRIOR FISCAL YEARS’ BUDGETS – 2004 Budget Act”. As of the adoption of the 2006 Budget Act, General Fund revenues and transfers for 2005-06 are projected at $92.7 billion, an increase of $8.2 billion compared with 2005 Budget Act estimates. This includes the following significant adjustments since the 2005 Budget Act:

•	$8.196 billion increase in major tax revenues due to the improved economic forecast;

•	$245 million increase due to higher State Lands Royalties and Unclaimed Property revenues;

•	$252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

As of the adoption of the 2006 Budget Act, General Fund expenditures for fiscal year 2005-06 are projected at $92.7 billion, an increase of $2.7 billion compared with 2005 Budget Act estimates. This includes the following significant changes since the 2005 Budget Act:

•	$1.829 billion increase in Proposition 98 expenditures;

•	$500 million for levee evaluation and flood control system improvements;

•	$273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance;

•	$137 million in additional expenditures for employee compensation;

•	$153 million decrease in the Medi-Cal program.

Set forth below is a chart showing a General Fund Budget Summary for fiscal year 2005–06 as originally projected by the 2005 Budget Act, as subsequently revised by the 2006-07 Governor’s Budget, and as further revised by the 2006 Budget Act.

Budget Summary for Fiscal Year 2005-06

FIGURE 1

2005–06 General Fund Budget Summary ($ Millions)

	As of 2005 Budget Act		As of 2006–07 Governor’s Budget		As of 2006 Budget Act
Prior Year Resources Available	$7,498	(1)	$9,634	(2)	$9,511	(3)
Revenues and Transfers	84,471		87,691		92,749
Expenditures	90,026		90,294		92,730
Fund Balance	$1,943		$7,031		$9,530
Reserve for Liquidation of Encumbrances	$641		$521		$521
Special Fund for Economic Uncertainties	$1,302	(4)	$6,510	(5)	$9,009	(5)

(1)	Included a carry-over adjustment of $2.33 billion from amnesty payments, of which $1.95 billion would have to be refunded or would reduce revenues in future years, including a $1.05 billion adjustment in fiscal year 2005-06, and $900 million in fiscal year 2006-07.
(2)	Included a carry-over adjustment of $2.94 billion from amnesty payments, of which $2.56 billion will have to be refunded or will reduce revenues in future years, including a $840 million adjustment in 2005-06, $800 million in 2006-07, and $920 million in 2007-08 or later.
(3)	Includes a carry-over adjustment of $2.73 billion from amnesty payments, of which $2.35 billion will have to be refunded or will reduce revenues in future years, including a $730 million adjustment in 2005-06, $677 million adjustment in 2006-07 and $939 million in 2007-08 or later.
(4)	Included $900 million set aside for refunds/accelerations of amnesty related revenue in 2006-07.
(5)	Included a carryover amount for refunds/acceleration of amnesty related revenue estimated to be $920 million, which is expected to be refunded over a longer period of time, beginning in 2007-08. See “PRIOR FISCAL YEARS’ BUDGETS – 2004 Budget Act – Tax Amnesty Program”.

CURRENT STATE BUDGET

The discussion below of the 2006 Budget Act and the table under “Summary of State Revenues and Expenditures” is based on estimates and projections of revenues and expenditures for the 2006-07 fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the state and the nation, and there can be no assurance that the estimates will be achieved. See “— Revenue and Expenditure Assumptions.”

2006 Budget Act

The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2%, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005 - 06. This includes more than $4.9 billion, or 4.7% of total General Fund resources available, to address the state’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance, as shown in Figure 1 above. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2006 reserve of $9.5 billion.

The 2006 Budget Act is substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contains the following major General Fund components:

1.	Repayments and prepayments of prior obligations – The 2006 Budget Act proposes $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operating deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

2.	Reduction of the operating deficit – The 2006 Budget Act projects that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit is estimated at $3.3 billion.

3.	Proposition 98 – The 2006 Budget Act proposes Proposition 98 General Fund expenditures at $41.3 billion, which is an increase of $2.9 billion, or 7.5%, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $55.1 billion, which is an increase of $3.1 billion, or 5.9%. The 2006 Budget Act continues to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continues to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the state has agreed to calculate the Proposition 98 guarantee consistent with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the state will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively (see “STATE FINANCES — Proposition 98”).

4.	K-12 Education – The 2006 Budget Act proposes $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7%. Total per-pupil expenditures from all fund sources are projected to be $11,264, an increase of $516, or 4.8% from the revised 2005-06 level.

5.	Higher Education – The 2006 Budget Act proposes General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4%. The 2006 Budget Act marks the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006 Budget Act proposes additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 will remain at current 2005-06 levels.

6.	Health and Human Services – The 2006 Budget Act proposes $29.3 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.5 billion, or 8.75%, from the revised 2005-06 estimate. This increase is primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

7.	Transportation Funding – The 2006 Budget Act includes $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and the 2006 Budget Act instead repays $151 million of these loans to the State Highway Account in 2005-06 using cash already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in 2006-07, which would provide $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account, and cities and counties as was originally proposed. See “LITIGATION – Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts” below.

8.	Budget Stabilization Account – The 2006 Budget Act fully funds the transfer of an estimated $944 million to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September, 2006.

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Budget Summary for Fiscal Year 2006-07

Set forth below is a chart showing a General Fund Budget Summary for fiscal year 2006-07 as originally projected by the 2006-07 Governor’s Budget, and as further revised by the 2006 Budget Act.

FIGURE 2

2006-07 General Fund Budget Summary

(Millions)

	Asd of 2006-07 Governor’s Budget		As of 2006 Budget Act
Prior Year Resources Available	$7,031	(1)	$9,530	(2)
Revenues and Transfers	91,545		93,882
Expenditures	97,902		101,261

Fund Balance	$674		$2,151
Reserve for Liquidation of Encumbrances	$521		$521
Special Fund for Economic Uncertainties	$153		$1,630
Budget Stabilization Account	$460		$472
Total Available Reserve	$613		$2,102

(1)	Included a carry-over adjustment of $2.1 billion from amnesty payments, of which $1.72 billion will have to be refunded or will reduce revenues in future years, including a $800 million adjustment in 2006-07 and $920 million in 2007-08 or later.
(2)	Includes a carry-over adjustment of $2 billion from amnesty payments, of which $1.62 billion will have to be refunded or will reduce revenues in future years, including a $677 million adjustment in 2006-07 and a $939 million adjustment in 2007-08 or later.

Strategic Growth Plan

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan to build the critical infrastructure that is the foundation of the state’s economy. In May, the Legislature approved a $115.8 billion Strategic Growth Plan package, which includes $37.3 billion in new general obligation bonds which were approved by the voters at the November 7, 2006 election, $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources. The package consists of the following components:

1.	Education — $10.4 billion in new general obligation bonds for K-12 and Higher Education facilities. In addition, local school districts will provide $4.0 billion as their match for the new funds, and $3.6 billion in remaining, previously authorized general obligation bonds will be fully apportioned to help the needs of local districts.

2.	Transportation — $19.9 billion in new general obligation bonds for transportation and air quality projects. Existing sources for transportation projects include $26.4 billion in state and federal fuel taxes that are being used for capital purposes. Additionally, $526 million is expected to be available from tribal gaming revenues and bonds and $8.6 billion from Proposition 42. The additional funding made available due to reauthorization of federal transit and highway funding law is estimated to make $10 billion available over the next 10 years. Savings in the CalTrans support budget are expected to generate $375 million over the next decade. New funding sources for transportation projects include $9 billion from the portion of revenues from new and renewed local sales tax measures that historically has been used for projects in the state system. Additionally, $3.1 billion in Grant Anticipation Revenue Vehicle (GARVEE) bonding against future federal revenues is available. Lastly, initial estimates are that private funding may provide as much as $8 billion.

3.	Flood Protection — $4.1 billion in new general obligation bonds for levee repair and flood control projects. In addition, between new local matching funds and contributions from the federal government, over $3.5 billion of other funds will be invested into the various projects. Finally, a $500 million General Fund appropriation made from 2005-06 fiscal year funds (AB 142, Chapter 34, Statutes of 2006), will be used for the repair and improvement of critical levees.

4.	Housing — $2.9 billion in new general obligation bonds for housing construction and assistance, including homeownership programs, affordable rental housing construction, farm worker housing, and housing for the homeless and foster care youth.

LAO Assessment of the 2006 Budget Act and Structural Deficit

The Legislative Analyst’s Office (“LAO”) released a summary of the 2006 Budget Act in July, 2006, titled “Major Features of the 2006 California Budget,” consistent with the brief overview above. In a section titled “Out-Year Implications of the 2006-07 Budget” the LAO stated:

“Based on our current projections of revenues and expenditures under the 2006-07 Budget Act policies, the state would continue to face operating shortfalls in the range of $4.5 billion to $5 billion in 2007-08 and 2008-09. The carryover reserve from 2006-07 would be available to offset a portion of the shortfall in 2007-08.”

On November 15, 2006 LAO released a report titled “California Fiscal Outlook – LAO Projections 2006-07 through 2011-12.” In the Summary of this report, LAO stated:

“The current year (2006-07) is projected to end with a reserve of about $3.1 billion, up about $1 billion from the $2.1 billion estimate contained in the 2006-07 Budget Act. However, expenditures will exceed revenues by $5.5 billion in 2007-08 and $5 billion in 2008-09, absent corrective actions. The 2006-07 carryover reserve could be used on a one-time basis to address over one-half of the projected 2007-08 shortfall, but would be exhausted thereafter. In subsequent years, the operating shortfalls decline – particularly after repayments associated with the deficit financing bonds. cease at the conclusion of 2009-10. Nevertheless, they remain over $1.2 billion through the end of the forecast period.”

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

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Summary of State Revenues and Expenditures

The table below presents the actual revenues, expenditures and changes in fund balance for the General Fund for fiscal years 2002–03, 2003–04, and 2004-05, estimated results for fiscal years 2005-06 and 2006-07.

TABLE 17

Statement of Revenues, Expenditures, And Changes in Fund Balance–General Fund (Budgetary Basis)(a)

Fiscal Years 2002–03 Through 2006–07 (Millions)

	2002-03	2003-04	2004-05		Estimated (b) 2005-06(‘)	Estimated (b) 2006-07(c)
Fund Balance–Beginning of Period	$(2,109.8)	$(7,536.2)	$3,309.4		$9,922.7	$9,530.1
Restatements
Prior Year Revenue, Transfer Accrual Adjustments(d)	151.4	2,626.1	3,785.4		(202.6)	—
Prior Year Expenditure, Accrual Adjustments	374.2	512.7	313.7		(208.5)	—

Fund Balance–Beginning of Period, as Restated	$(1,581.2)	$(4,397.4)	7,408.5		9,511.6	$9,530.1
Revenues	$68,545.8	$74,149.8	$81,980.0		$92,774.1	$94,512.0
Other Financing Sources
Economic Recovery Bonds(e)	—	11,254.0	—		—
Transfers from Other Funds	3,289.5	914.8	359.9		(25.5)	(629.7)
Other Additions	143.9	124.9	83.8		—	—

Total Revenues and Other Sources	$71,979.2	$86,443.5	$82,423.7		$92,748.6	$93,882.3
Expenditures
State Operations	$18,277.6	$19,498.2	$17,966.1	(f)	$21,487.1	$23,838.0
Local Assistance	59,145.3	58,610.8	61,674.4		69,287.2	74,195.7
Capital Outlay	141.3	348.7	65.1		1,955.8	2,911.2
Unclassified	—	—			—	316.1
Other Uses
Transfer to Other Funds	370.0	279.0	203.9		— (g)	— (g)

Total Expenditures and Other Uses	$77,934.2	$78,736.7	$79,909.5		$92,730.1	$101,261.0
Revenues and Other Sources Over or (Under) Expenditures and Other Uses	$(5,955.0)	$7,706.8	$2,514.2		$18.5	$(7,378.7)
Fund Balance
Reserved for Encumbrances	$1,037.4	$641.4	540.4		$521.3	$521.3
Reserved for Unencumbered Balances of Continuing Appropriations(h)	996.9	902.1	858.7		423.6	28.8
Unreserved–Undesignated (i)	(9,570.5)	1,765.0	8,523.6		8,585.2	1,601.3

Fund Balance–End of Period	$(7,536.2)	$3,309.4	$9,922.7		$9,530.1	$2,151.4

Footnotes on following page.

Source: Fiscal years 2002-03 to 2004-05: State of California, Office of the State Controller. Fiscal years 2005-06 and 2006-07: State of California, Department of Finance.

(a)	These statements have been prepared on a budgetary basis in accordance with state law and some modifications would be necessary in order to comply with generally accepted accounting principles (“GAAP”). The Supplementary Information contained in the state’s Audited Basic Financial Statements for the year ended June 30, 2005, incorporated by reference in this APPENDIX B, contains a description of the differences between the budgetary basis and the GAAP basis of accounting and a reconciliation of the June 30, 2005 fund balance between the two methods. See “FINANCIAL STATEMENTS.”
(b)	Estimates are shown net of reimbursements and abatements.
(c)	Estimated as of the 2006 Budget Act, June 30, 2006.
(d)	Figures for fiscal years 2003–04 and 2004-05 are higher due to a change in accounting for prior year revenues collected by the Franchise Tax Board (“FTB”) for the Voluntary Compliance Initiative revenue. FTB now recognizes audit findings as prior year revenue collected.
(e)	Reflects the issuance of economic recovery bonds sufficient to provide net proceeds to the General Fund of $11.254 billion in 2003–04 to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. See “STATE INDEBTEDNESS AND OTHER OBLIGATIONS—Economic Recovery Bonds.” $2.012 billion of this amount is budgeted as an expenditure reduction in fiscal year 2004–05.
(f)	Reflects General Fund payment offsets from moneys deposited in the Deficit Recovery Fund ($2.012 billion).
(g)	“Transfer to Other Funds” is included either in the expenditure totals detailed above or as “Transfers from Other Funds.”
(h)	For purposes of determining whether the General Fund budget, in any given fiscal year, is in a surplus or deficit condition, see Chapter 1238, Statutes of 1990, amended Government Code Section 13307. As part of the amendment, the unencumbered balances of continuing appropriations which exist when no commitment for an expenditure is made should be an item of disclosure, but the amount shall not be deducted from the fund balance. Accordingly, the General Fund condition included in the 2006-07 Governor’s Budget includes the unencumbered balances of continuing appropriations as a footnote to the statement ($880.7 million in fiscal year 2004-05, $423.6 million in fiscal year 2005-06, and $28.8 million in fiscal year 2006-07). However, in accordance with Government Code Section 12460, the State’s Budgetary/Legal Basis Annual Report reflects a specific reserve for the encumbered balance for continuing appropriations.

(i)	Includes Special Fund for Economic Uncertainties (“SFEU”). The Department of Finance generally includes in its estimates of the SFEU and set aside reserves, if any, the items reported in the table under “Reserved for Unencumbered Balances of Continuing Appropriations,” and “Unreserved—Undesignated.” The Department of Finance estimates a $9.009 billion SFEU balance on June 30, 2006, and projects a $1,630 million SFEU balance on June 30, 2007, based upon the 2006 Budget Act enacted June 30, 2006. In addition to the SFEU, as of June 30, 2007, there is projected to be an additional reserve of $472 million in the Budget Stabilization Account (BSA) available to transfer to the General Fund through statute. The total available reserve, including the BSA, is projected to be $2.102 billion as of June 30, 2007. The BSA was created pursuant to the California Balanced Budget Act (Proposition 58), enacted in 2004.

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Revenue and Expenditure Assumptions

The table below presents the Department of Finance’s budget basis statements of major General Fund revenue sources and expenditures for the 2006 Budget Act estimates for the 2005-06 and 2006-07 fiscal years.

TABLE 18

Major General Fund Revenue Sources and Expenditures

	Revenues (Millions) Fiscal Years
Source	2005-06(a) Enacted		2005–06(b) Revised		2006-07(b) Enacted
Personal Income Tax	$43,230		$49,555		$50,885
Sales and Use Tax	26,951		27,211		28,114
Corporation Tax	8,822		10,484		10,507
Insurance Tax	2,300		2,247		2,340
All Other	3,168	(c)	3,252	(d)	2,036	(e)

Total Revenues and Transfers	$84,471		$92,749		$93,882

	Expenditures (Millions) Fiscal Years
	2005-06(a)		2005–06(b)		2006-07(b)
Function	Enacted		Revised		Enacted
K-12 Education	$36,583		$37,855		$40,510
Health and Human Services	27,115		26,965		29,304
Higher Education	10,217		10,395		11,368
Corrections and Rehabilitation	7,422		7,838		8,751
Legislative, Judicial and Executive	3,057		3,093		3,417
Tax Relief(f)	675		671		679
Resources	1,356		1,885	(g)	1,826
State and Consumer Services	562		576		576
Business, Transportation and Housing	1,702	(h)	1,723	(i)	3,029	(j)
All Other	1,337	(k)	1,729	(l)	1,801	(m)

Total Expenditures	$90,026		$92,730		$101,261

Source: State of California, Department of Finance. Figures in this table may differ from the figures in Table 4; see “Note” to Table 4.

(a)	2005 Budget Act, July 11, 2005.
(b)	2006-07 Budget Act, June 30, 2006.
(c)	Includes $252 million from pension obligation bonds.
(d)	Includes $525 million due to the refunding of the tobacco securitization bonds and $0 from pension obligation bonds.
(e)	Includes -$472 million (budgeted as a revenue reduction) transferred to the Budget Stabilization Account to remain in the rainy day fund.
(f)	Reflects the elimination of VLF “backfill” payments to local governments.
(g)	Reflects $500 million for levee evaluation and flood control system improvements
(h)	Reflects $1.313 billion in Proposition 42 transfers from the General Fund to the Transportation Investment Fund.
(i)	Reflects $1.355 billion in Proposition 42 transfers from the General Fund to the Transportation Investment Fund. Footnotes continue on following page.
(j)	Reflects $1.420 billion in Proposition 42 transfers from the General Fund to the Transportation Investment Fund and $1.215 million partial early repayment of the 2003-04 and 2004-05 Proposition 42 suspensions.
(k)	Reflects reduced expenditures of $308 million due to the anticipated receipt of pension obligation bond proceeds to cover General Fund contributions to pension funds; reflects a $1.187 billion payment to fully repay the amount that local governments lost between July and October 2003 when the Vehicle License Fee offset program was temporarily suspended.
(l)	Reflects $1.187 billion to fully repay the amount that local governments lost between July and October 2003 when the Vehicle License Fee offset program was temporarily suspended; assumes no pension obligation proceeds.
(m)	Reflects $472 million transfer to the Budget Stabilization Account for early retirement of the Economic Recovery Bonds.

Development of Revenue Estimates

The development of the forecast for the major General Fund revenues begins with a forecast of national economic activity prepared by an independent economic forecasting firm. The Department of Finance’s Economic Research Unit, under the direction of the Chief Economist, adjusts the national forecast based on the Department’s economic outlook. The national economic forecast is used to develop a forecast of similar indicators for California activity. After finalizing the forecasts of major national and California economic indicators, revenue estimates are generated using revenue forecasting models developed and maintained by the Department of Finance. With each forecast, adjustments are made for any legislative, judicial, or administrative changes, as well as for recent cash results. The forecast is updated twice a year and released with the Governor’s Budget by January 10 and the May Revision by May 14.

Economic Assumptions

The revenue and expenditure assumptions set forth above have been based upon certain estimates of the performance of the California and national economies in calendar years 2006 and 2007. In the 2006–07 May Revision, the Department of Finance projected that both economies will decelerate slightly in calendar years 2006 and 2007 largely because of slowing residential construction and real estate markets and rising interest rates but continue to grow at rates close to long-run average growth.

Both the California economy and the national economy improved in 2005 and the first five months of 2006. National economic output grew by 3.5% in 2005—a solid gain coming on top of an even better 4.2% increase in 2004. The national economy was not as strong in the second half of 2005 as it was in the first half, however. Hurricane destruction, high energy costs, rising interest rates, and a cooling housing sector sapped some of its vitality, and economic output grew at an annualized rate of only 1.7% in the fourth quarter of 2005. The economy rebounded in the first quarter of 2006, but recent monthly data suggest that growth decelerated again in the second quarter. The slowing of economic growth is reflected in average monthly job growth, which so far in 2006 is smaller than the average gain in all of 2005. Smaller increases in construction employment account for about a third of the decline in job gains. Still, job gains remain widespread across major industry sectors, and the national unemployment rate has continued to decline, reaching 4.6% in May. The cooling of the nation’s housing sector is evident in new and existing home sales, which after reaching record annual highs last summer, have trended downward. In addition, single-family housing starts, after reaching a record annual high in 2005, have fallen by 13% since January 2006. Rising energy prices have boosted measures of general inflation in the last two years, but until recently, measures of general inflation that exclude energy prices were quite stable. Now, however, even these measures are showing signs that inflation is picking up—a development that is of concern to the Federal Reserve.

Adjusted for inflation, California economic output grew by 4.4% in 2005, the 15th best performance of the 50 states. California total personal income increased by 6.3% in 2005, down somewhat from 6.6% growth in 2004, but slightly better than the average gain in personal income from 1984 to 2004. Wage and salary income expanded by 6.5% in 2005, stronger than the 6% gain in 2004. Statewide taxable sales grew by 5.9% in 2005, in line with personal income growth but down from the 8.7% gain in taxable sales in 2004. Made-in-California merchandise exports expanded by 6.2% in 2005 and were 7.3% higher than a year earlier in the first quarter of 2006. Increased exports to Mexico, Japan and mainland China accounted for over three-quarters of the total gain in exports. Mainland China was the fourth largest recipient of California merchandise exports in the first quarter.

As in the national economy, high energy costs, rising interest rates, and a cooling housing sector slowed California economic growth in the first five months of 2006. Average monthly job gains fell from 24,000 in all of 2005 to 9,000 in the first five months of 2006. About half of the decline was due to a loss of 11,400 construction jobs, which was in part due to rainy weather. Still, unemployment was low in May at 5.0%, down from 5.4% a year earlier.

Existing home sales fell for the second straight quarter in the first quarter of 2006, pushing them 18% below year-ago sales. At $549,000, the median price of existing single-family homes sold in the first quarter of 2006 was essentially unchanged from the third quarter of 2005. Residential permits were down 13% from a year earlier in the first five months of 2006, with single-family permits off 19% but multifamily permits up 6%.

The valuation of nonresidential building permits rose by 22% in the first five months of 2006, however.

The 2006-07 May Revision projected national output growth will slow somewhat in 2006 and again in 2007. California personal income growth is expected to slow slightly in 2006 and more so in 2007. National housing starts and California housing permits are projected to fall in both years.

The Department of Finance sets out the following estimates for the state’s economic performance in calendar years 2006 and 2007, which were used in predicting revenues and expenditures for the 2006-07 May Revision and the 2006 Budget Act. Also shown is the Department of Finance’s previous forecast for the same calendar years, which was contained in the 2006–07 Governor’s Budget.

TABLE 19

Estimates of State’s Economic Performance

	For Calendar Year 2006		For Calendar Year 2007
	2006–07 Governor’s Budget(a)	2006–07 May Revision(b)	2006–07 Governor’s Budget(a)	2006–07 May Revision(b)
Non-farm wage and salary employment (000)	14,914	15,029	15,104	15,255
Percent Change	1.3%	1.6%	1.3%	1.5%
Personal income ($ billions)	$1,415	$1,425	$1,493	$1,507
Percent Change	5.8%	6.2%	5.5%	5.8%
Housing Permits (Units 000)	197	190	183	175
Consumer Price Index (percent change)	3.6%	3.6%	3.0%	2.9%

(a)	Fiscal Year 2006–07 Governor’s Budget Summary: January 10, 2006.
(b)	2006–07 May Revision, May 12, 2006.

Source: State of California, Department of Finance.

FINANCIAL STATEMENTS

The Audited Basic Financial Statements of the State of California for the Year Ended June 30, 2005 (the “Financial Statements”) are available. As of June 30, 2002, the State of California has implemented a new financial reporting model, as required by the Governmental Accounting Standards Board (“GASB”) in conformity with accounting principles generally accepted in the United States of America. The GASB sets standards of accounting and financial reporting for state and local governments, which have significantly changed the presentation of the financial statements. The Financial Statements consists of an Independent Auditor’s Report, a Management Discussion and Analysis, Basic Financial Statements of the state for the Year Ended June 30, 2005 (“Basic Financial Statements”), and Supplementary Information. Only the Basic Financial Statements have been audited, as described in the Independent Auditor’s Report. A description of the new accounting and financial reporting standards is contained in Note 1 of the Basic Financial Statements.

Potential investors may also obtain or review a copy of the Financial Statements from the following sources:

(1)	By obtaining, from any Nationally Recognized Municipal Securities Information Repository, or any other source, a copy of the State of California’s Official Statement dated June 14, 2006 for $700,000,000 State of California Various Purpose General Obligation Bonds and $314,135,000 General Obligation Refunding Bonds. The Financial Statements are printed in full in such Official Statement. No part of the June 14, 2006 Official Statement is incorporated into this document except for the Financial Statements.

(2)	By accessing the internet website of the State Controller (www.sco.ca.gov) and selecting “Publications” and then selecting “State Government Annual Financial Reports,” or by contacting the Office of the State Controller at (916) 445-2636.

(3)	By accessing the internet website of the State Treasurer (www.treasurer.ca.gov) and under the heading “Inside the Treasurer’s Office” selecting “Bonds – Public Finance,” and then under the heading “Financial Information,” selecting “Recent Financial Information” or by contacting the Office of the State Treasurer at (800) 900-3873.

The State Controller’s unaudited reports of cash receipts and disbursements for the periods of July 1, 2005 to June 30, 2006, and from July 1, 2006 through October 31, 2006, are included as Exhibits 1 and 2 to this APPENDIX B. These reports, and the General Fund Cash Basis Report for the Year Ended June 30, 2006, are available on the State Controller’s website.

Periodic reports on revenues and/or expenditures during the fiscal year are issued by the Administration, the State Controller’s Office and the Legislative Analyst’s Office. The State Controller issues a monthly report on cash receipts and disbursements recorded on the State Controller’s records. The Department of Finance issues a monthly bulletin, available by accessing the internet website of the Department of Finance (www.dof.ca.gov), which reports the most recent revenue receipts as reported by state departments, comparing those receipts to budget projections. The Administration also formally updates its budget projections three times during each fiscal year, in January, May, and at the time of budget enactment. These bulletins and reports are available on the internet at websites maintained by the agencies and by contacting the agencies at their offices in Sacramento, California. Such bulletins and reports are not part of or incorporated into the Official Statement. Investors are cautioned that interim financial information is not necessarily indicative of results for a fiscal year. Information which may appear in the Official Statement from the Department of Finance concerning monthly receipts of “agency cash” may differ from the State Controller’s reports of cash receipts for the same periods because of timing differences in the recording of in-transit items.

INVESTMENT OF STATE FUNDS

Moneys on deposit in the State’s Centralized Treasury System are invested by the State Treasurer in the Pooled Money Investment Account (“PMIA”). As of October 31, 2006, the PMIA held approximately $42.0 billion of state moneys, and $14.9 billion invested for about 2,613 local governmental entities through the Local Agency Investment Fund (“LAIF”). The assets of the PMIA as of October 31, 2006, are shown in the following table:

TABLE 20

Analysis of the Pooled Money Investment Account Portfolio*

Type of Security	Amount (Thousands)	Percent of Total
U.S. Treasury	$2,060,945	3.6%
Commercial Paper	8,508,930	15.0
Certificates of Deposits	11,903,277	20.9
Corporate Bonds	560,870	1.0
Federal Agency	14,960,569	26.3
Bankers Acceptances	—	0.0
Bank Notes	1,250,025	2.2
Loans Per Government Code	9,517,492	16.7
Time Deposits	8,303,495	14.6
Repurchases	—	0.0
Reverse Repurchases	(198,5200)	0.0
	$56,867,086	100.0%

*	Totals may differ due to rounding. Source: State of California, Office of the State Treasurer.

The state’s treasury operations are managed in compliance with the California Government Code and according to a statement of investment policy which sets forth permitted investment vehicles, liquidity parameters and maximum maturity of investments. The PMIA operates with the oversight of the PMIB. The LAIF portion of the PMIA operates with the oversight of the Local Agency Investment Advisory Board (consisting of the State Treasurer and four other appointed members).

The State Treasurer does not invest in leveraged products or inverse floating rate securities. The investment policy permits the use of reverse repurchase agreements subject to limits of no more than 10% of the PMIA. All reverse repurchase agreements are cash matched either to the maturity of the reinvestment or an adequately positive cash flow date which is approximate to the maturity of the reinvestment.

The average life of the investment portfolio of the PMIA as of October 31, 2006 was 190 days.

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OVERVIEW OF STATE GOVERNMENT

Organization of State Government

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the state voters may directly influence state government through the initiative, referendum and recall processes.

California’s Legislature consists of a forty-member Senate and an eighty-member Assembly. Assembly members are elected for two-year terms, and Senators are elected for four-year terms. Assembly members are limited to three terms in office and Senators to two terms. The Legislature meets almost year round for a two-year session. The Legislature employs the Legislative Analyst, who provides reports on state finances, among other subjects. The Bureau of State Audits, headed by the State Auditor, an independent office since 1993, annually issues an auditor’s report based on an examination of the General Purpose Financial Statements of the State Controller, in accordance with generally accepted accounting principles. See “FINANCIAL STATEMENTS.”

The Governor is the chief executive officer of the state and is elected for a four-year term. The Governor presents the annual budget and traditionally presents an annual package of bills constituting a legislative program. In addition to the Governor, state law provides for seven other statewide elected officials in the executive branch. The current elected statewide officials, their party affiliation and the dates on which they were first elected are as follows:

Office	Name	Party Affiliation	First Elected
Governor	Arnold Schwarzenegger	Republican	2003
Lieutenant Governor	Cruz Bustamante	Democrat	1998
Controller	Steve Westly	Democrat	2002
Treasurer	Philip Angelides	Democrat	1998
Attorney General Secretary of State	Bill Lockyer Bruce McPherson(a)	Democrat Republican	1998 -
Superintendent of Public Instruction	Jack O’Connell	Democrat	2002
Insurance Commissioner	John Garamendi	Democrat	2002

(a)	Confirmed by the Legislature and sworn in as Secretary of State on March 30, 2005.

The current term for each office expires in January 2007 except for Mr. O’Connell, who was re-elected to a second term in the June 2006 primary election. Persons elected to statewide offices are limited to two terms in office (eight years) from the dates shown above. At the November 7, 2006 election, the following persons were elected to statewide offices to commence terms on January 8, 2007:

Office	Name	Party Affiliation
Governor	Arnold Schwarzenegger	Republican
Lieutenant Governor	John Garamendi	Democrat
Controller	John Chiang	Democrat
Treasurer	Bill Lockyer	Democrat
Attorney General	Jerry Brown	Democrat
Secretary of State	Deborah Bowen	Democrat
Insurance Commissioner	Steve Poizner	Republican

The executive branch is principally administered through eleven major agencies and departments: Business, Transportation and Housing Agency, Child Development and Education Agency, Environmental Protection Agency, Department of Finance, Department of Food and Agriculture, Health and Human Services Agency, Labor and Workforce Development Agency, Resources Agency, State and Consumer Services Agency, Department of Veterans Affairs and a new Department of Corrections and Rehabilitation, which took over the functions of the Youth and Adult Correctional Agency as of July 1, 2005. In addition, some state programs are administered by boards and commissions, such as The Regents of the University of California, Public Utilities Commission, Franchise Tax Board and California Transportation Commission, which have authority over certain functions of state government with the power to establish policy and promulgate regulations. The appointment of members of boards and commissions is usually shared by the Legislature and the Governor, and often includes ex officio members.

California has a comprehensive system of public higher education comprised of three segments: the University of California, the California State University System and California Community Colleges. The University of California provides undergraduate, graduate and professional degrees to students. Approximately 54,500 degrees were awarded in the 2004-05 school year. Approximately 206,700 full-time students were enrolled at the ten UC campuses and the Hastings College of Law in the 2005-06 school year. (The newest campus, at Merced, opened to graduate students in 2004, and to undergraduates in the fall of 2005.) The California State University System provides undergraduate and graduate degrees to students. Approximately 84,000 degrees were awarded in the 2004-05 school year. About 332,200 full-time students were enrolled at the 23 campuses in the 2005-06 school year. The third sector consists of 109 campuses operated by 72 community college districts, which provide associate degrees and certificates to students. Additionally students may attend community colleges to meet basic skills and other general education requirements prior to transferring to a four-year undergraduate institution. More than 99,000 associate degrees and certificates were awarded in the 2004-05 school year. Over 1.6 million students were enrolled in California’s community colleges in the spring of 2005.

Employee Relations

In 2005–06, the state work force is comprised of approximately 334,000 positions, of which approximately 116,000 positions represent employees of institutions of higher education. Of the remaining 218,000 positions, approximately 182,000 are subject to collective bargaining and approximately 36,000 are excluded from collective bargaining. State law provides that state employees, defined as any civil service employee of the state and teachers under the jurisdiction of the Department of Education or the Superintendent of Public Instruction, and excluding certain other categories, have a right to form, join, and participate in the activities of employee organizations for the purpose of representation on all matters of employer-employee relations. The chosen employee organization has the right to represent its members, except that once an employee organization is recognized as the exclusive representative of a bargaining unit, only that organization may represent employees in that unit.

The scope of representation is limited to wages, hours, and other terms and conditions of employment. Representatives of the Governor are required to meet and confer in good faith and endeavor to reach agreement with the employee organization, and, if agreement is reached, to prepare a memorandum of understanding and present it to the Legislature for ratification. The Governor and the recognized employee organization are authorized to agree mutually on the appointment of a mediator for the purpose of settling any disputes between the parties, or either party could request the Public Employment Relations Board to appoint a mediator.

There are twenty-one collective bargaining units that represent state employees. Of the twenty-one bargaining units, twenty have negotiated new contracts; one contract expires in July 2007, eighteen contracts expire in July 2008, and one contract expires in July 2010. For the unit that does not have a signed contract, the terms of the prior agreement remain in effect. The Department of Personnel Administration is continuing to negotiate with these units. The state has not experienced a major work stoppage since 1972. The California State Employees’ Association is the exclusive representative for nine of the twenty-one collective bargaining units, or approximately 50% of those represented employees subject to collective bargaining. Their contracts are pending ratification. Each of the remaining exclusive representatives represents only one bargaining unit.

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ECONOMY AND POPULATION

Introduction

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 604,800 jobs gained between July 2003 and May 2006 compared with 367,600 jobs lost between January 2001 and July 2003. See “CURRENT STATE BUDGET—Economic Assumptions.”

Population and Labor Force

The state’s July 1, 2005 population of about 37 million represented over 12% of the total United States population. California is by far the most populous state in the nation, almost two-thirds larger than the second-ranked state according to the 2000 U.S. Census. California has grown about twice as rapidly as the national population during the last half of the 20th century, averaging about 26% growth for each decade between 1950 and 2000. Although California’s growth slowed during the 1990s, and is not expected to match the levels of the earlier decades before 1990, it is still expected to be in the range of 1 to 1.5% annually through at least the end of this decade. Population growth is expected to be about equally due to natural increase (excess of births over deaths) and net migration into the state.

Population growth in the next five years is expected to be largest in the over age 65 category, with above statewide average growth in the working age and college age categories. School age and preschool categories will have lower than statewide average growth, reflecting lower births in the state during the 1990s when the current and near future school age population was born.

California’s population is perhaps the most diverse in the nation. As of the 2000 Census, no single ethnic group constituted a majority of the population. It is estimated that within the next 10-15 years, the Latino population will be the largest ethnic group in the state.

California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97% resided in the 25 Metropolitan Statistical Areas in the state. As of July 1, 2004, the 5-county Los Angeles area accounted for 49% of the state’s population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20%, with a population of over 7.0 million.

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The following table shows California’s population data for 1995 through 2004.

TABLE 20

Population 1995-2005(a)

Year	California Population	% Increase Over Preceding Year	United States Population	% Increase Over Preceding Year	California as % of United States
1995	31,712,000	0.6%	266,278,393	1.2%	11.9%
1996	31,963,000	0.8	269,394,284	1.2	11.9
1997	32,453,000	1.5	272,646,925	1.2	11.9
1998	32,863,000	1.3	275,854,104	1.2	11.9
1999	33,419,000	1.7	279,040,168	1.2	12.0
2000	34,099,000	2.0	282,193,477	1.1	12.1
2001	34,784,000	2.0	285,107,923	1.0	12.2
2002	35,393,000	1.7	287,984,799	1.0	12.3
2003	35,990,000	1.7	290,850,005	1.0	12.4
2004	36,506,000	1.4	293,656,842	1.0	12.4
2005	37,005,000	1.4	296,410,404	0.9	12.5

(a)	Population as of July 1.

Source: U.S. figures from U.S. Department of Commerce, Bureau of the Census; California figures from State of California, Department of Finance.

The following table presents civilian labor force data for the resident population, age 16 and over, for the years 1995 to 2005.

TABLE 22

Labor Force 1995-2005

(Thousands)

Year	Labor Force	Employment	Unemployment Rate (%)
			California	United States
1995	15,264	14,062	7.9	5.6
1996	15,436	14,304	7.3	5.4
1997	15,793	14,792	6.4	4.9
1998	16,167	15,204	6.0	4.5
1999	16,431	15,567	5.3	4.2
2000	16,858	16,024	4.9	4.0
2001	17,152	16,220	5.4	4.7
2002	17,331	16,168	6.7	5.8
2003	17,404	16,213	6.7	6.0
2004	17,655	16,576	6.2	5.5
2005	17,696	16,747	5.4	5.1

Source: State of California, Employment Development Department.

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Employment, Income, Construction and Export Growth

The following table shows California’s non-agricultural employment distribution and growth for 1995 and 2005.

TABLE 23

Payroll Employment By Major Sector 1995 and 2005

Industry Sector	Employment (Thousands)		% Distribution of Employment
	1995	2005	1995	2005
Trade, Transportation and Utilities	2,398.2	2,814.4	19.3%	19.0%
Government
Federal Government	311.9	249.1	2.5	1.7
State and Local Government	1,795.1	2,164.8	14.5	14.6
Professional and Business Services	1,667.8	2,147.7	13.4	14.5
Educational and Health Services	1,238.9	1,584.5	10.0	10.7
Manufacturing
Nondurable goods	635.3	544.8	5.1	3.7
High Technology	488.6	394.9	3.9	2.7
Other Durable Goods	590.9	473.0	4.8	3.9
Leisure and Hospitality	1,181.5	1,474.4	9.5	10.0
Financial Activities	742.3	926.8	6.0	6.3
Construction	498.8	901.8	4.0	6.1
Other Services	430.6	510.7	3.5	3.5
Information	415.9	475.0	3.3	3.2
Natural Resources and Mining	26.1	23.3	0.2	0.2

TOTAL NON-AGRICULTURAL	12,422.0	14,785.2	100%	100%

Source: State of California, Employment Development Department.

The following tables show California’s total and per capita income patterns for selected years.

TABLE 24

Total Personal Income in California 1995-2005(a)

Year	Millions	% Change(b)	California % of U.S.
1995	$765,806	4.8%	12.4%
1996	810,448	5.8	12.3
1997	860,545	6.2	12.4
1998	936,009	8.8	12.5
1999	999,228	6.8	12.7
2000	1,103,842	10.5	13.0
2001	1,135,304	2.9	12.9
2002	1,147,716	1.1	12.8
2003	1,184,445	3.2	12.8
2004	1,264,422	6.8	12.9
2005	1,332,919	5.4	12.9

(a)	Bureau of Economic Analysis (“BEA”) estimates as of March 28, 2006.
(b)	Change from prior year. Note: Omits income for government employees overseas. Source: U.S. Department of Commerce, BEA.

Note: Omits income for government employees overseas.

Source: U.S. Department of Commerce, BEA.

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TABLE 25

Per Capita Personal Income 1995-2005(a)

Year	California	% Change(b)	United States	% Change(b)	California % of U.S.
1995	$24,161	4.1%	$23,076	4.1%	104.7%
1996	25,312	4.8	24,175	4.8	104.7
1997	26,490	4.7	25,334	4.8	104.6
1998	28,374	7.1	26,883	6.1	105.5
1999	29,828	5.1	27,939	3.9	106.8
2000	32,463	8.8	29,845	6.8	108.8
2001	32,882	1.3	30,574	2.4	107.5
2002	32,803	-0.2	30,810	0.8	106.5
2003	33,406	1.8	31,463	2.1	106.2
2004	35,278	5.6	33,090	5.2	106.6
2005	36,890	4.6	34,495	4.2	106.9

(a)	BEA’s estimates as of September 26, 2006.
(b)	Change from prior year.

Note: Omits income for government employees overseas.

Source: U.S. Department of Commerce, BEA.

The following tables show California’s residential and non-residential construction.

TABLE 26

Residential Construction Authorized by Permits

	Units			Valuation(a) (millions)
Year	Total	Single	Multiple
1995	85,293	68,689	16,604	$13,879
1996	94,283	74,923	19,360	15,289
1997	111,716	84,780	26,936	18,752
1998	125,707	94,298	31,409	21,976
1999	140,137	101,711	38,426	25,783
2000	148,540	105,595	42,945	28,142
2001	148,757	106,902	41,855	28,804
2002	167,761	123,865	43,896	33,305
2003	195,682	138,762	56,920	38,968
2004	212,960	151,417	61,543	44,777
2005	208,972	155,322	53,650	47,138

(a)	Valuation includes additions and alterations.

Source: Construction Industry Research Board

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TABLE 27

Nonresidential Construction

(Thousands)

Year	Commercial	Industrial	Additions and Other	Alterations	Total
1995	$2,308,911	$732,874	$1,050,693	$4,062,273	$8,154,751
1996	2,751,925	1,140,574	1,152,443	4,539,219	9,584,161
1997	4,271,378	1,598,428	1,378,220	5,021,792	12,269,818
1998	5,419,251	2,466,530	1,782,337	5,307,901	14,976,019
1999	5,706,719	2,256,166	2,350,213	6,269,194	16,582,292
2000	6,962,031	2,206,169	2,204,754	7,252,004	18,624,958
2001	6,195,368	1,552,047	2,584,321	6,421,551	16,753,287
2002	5,195,348	1,227,754	2,712,681	5,393,329	14,529,112
2003	4,039,561	1,320,222	2,954,039	5,601,117	13,914,939
2004	5,105,541	1,456,283	3,100,982	6,026,567	15,689,373
2005	5,853,351	1,693,373	3,818,100	6,900,709	18,265,533

Source: Construction Industry Research Board

The following table shows changes in California’s exports for the period from 1996 through 2005.

TABLE 28

Exports Through California Ports

(Millions)

Year	Exports(a)	% Change(b)
1995	$116,825.0	22.2%
1996	124,120.0	6.2
1997	131,142.7	5.7
1998	116,282.4	-11.3
1999	122,092.8	5.0
2000	148,554.6	21.7
2001	127,255.3	-14.3
2002	111,340.1	-12.5
2003	113,550.7	2.0
2004	123,039.2	8.4
2005	129,988.9	5.6

(a)	“Free along ship” Value Basis.
(b)	Change from prior year.

Source: U.S. Department of Commerce, Bureau of the Census

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LITIGATION

The state is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General. See “LITIGATION” in the main body of the Official Statement.

Challenge Seeking Payment to Teachers’ Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003–04, First Extraordinary Session, Senate Bill No. 20, “SBX1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the state’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers’ Retirement Board, as Manager of the California State Teachers’ Retirement System, et al. v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. The Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members’ vested contractual rights. The court ordered the issuance of a peremptory writ of mandate commanding the State Controller to transfer $500 million from the General Fund to the SBMA. The judgment will include an award of interest in an as yet unknown amount at the rate of 7% (7%) per annum both pre- and post-judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post-judgment interest. The state has appealed the decision, and plaintiffs and the intervening California Retired Teachers’ Association have filed cross-appeals. If intervenors’ cross-appeal is successful, pre-judgment interest will be calculated at the rate of 10% per annum on the $500 million from July 1, 2003, through September 21, 2005. The post-judgment interest rate remains 7% per annum.

Action Seeking Modification of Retirement Formula for State Employees

A recently filed case entitled Joseph Myers et al. v. CalPERS et al. (Alameda Superior Court, Case No. RG06-262495) alleges that Government Code section 21354.1 violates the age discrimination provisions of the Fair Employment and Housing Act. The lawsuit, plead as a class action on behalf of state employees over age 55 who will retire after January 1, 2001, asserts that the statute “discriminates” against older workers because the change in the retirement formulas it implemented gives them a smaller percentage increase in benefits than it provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits of an unspecified nature. It is unclear from the complaint what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, and thus it is impossible at this time to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The state’s demurrer to the entire complaint (which is plead as a single cause of action) was sustained with leave to amend. The Court ruled that plaintiffs must state facts from which it can be inferred that the retirement formulas being challenged are not required by state or federal law.

Tax Refund Cases

Six pending cases challenge the Franchise Tax Board’s treatment of proceeds from the investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income to a corporation’s California tax obligation. The state has advanced two separate theories to sustain its tax assessments. In General Motors Corp. v. Franchise Tax Board the California Supreme Court granted General Motors’s petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board (General Motors Corp. v. Franchise Tax Board, Case No. S127086) on one of the theories, and in Microsoft Corporation v. Franchise Tax Board it granted review of the appellate court’s reversal of a ruling in favor of Microsoft on the same issue but on the other theory (Microsoft Corporation v. Franchise Tax Board (Case No. S133343). The state’s tax assessments have been sustained in both of these cases but on different grounds. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A102915) upholding the judgment entered in favor of the Franchise Tax Board. On June 8, 2005, the California Supreme Court granted review in this case and directed that it be held pending decisions in Microsoft and

General Motors. In Toys “R” Us, Inc. v. Franchise Tax Board the Court of Appeal, Third Appellate District (Case No. C045386) sustained the trial court’s ruling in favor of the Franchise Tax Board in a decision similar to that in Microsoft. That decision, however, rejected the rationale adopted by the Court of Appeal in General Motors. The California Supreme Court had granted review in Toys “R” Us but deferred briefing pending the decisions in Microsoft and General Motors. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could have resulted in tax refunds to similarly situated taxpayers in an amount exceeding $600 million, with a potential future annual revenue loss of $85 million. The state is vigorously litigating this issue.

Also in General Motors Corp v. Franchise Tax Board (discussed above, Case No. S127086), the California Supreme Court granted the taxpayer’s petition for review to determine whether the Franchise Tax Board’s practice of allowing tax credits on an entity basis rather than to a unitary business is correct. A decision in favor of the taxpayer could result in the refund of taxes in excess of $300 million for prior years and an ongoing reduction in tax revenues of approximately $80 million.

On August 17, 2006, the California Supreme Court filed its decisions in Microsoft and General Motors. In Microsoft, the Court affirmed the judgment in favor of the Franchise Tax Board. The Court concluded that while returned principal from investments in short-term financial instruments is a “receipt” for income apportionment purposes, the inclusion of returned principal in the income calculation results in an apportionment percentage that does not fairly reflect Microsoft’s business activities in California. The Court therefore upheld Franchise Tax Board’s use of an alternative apportionment method under Revenue and Taxation Code § 25137 that excluded returned principal from the calculation. In General Motors, the Court affirmed the Court of Appeal decision in favor of the Franchise Tax Board on the research credit issue and affirmed in substantial part the lower courts’ decisions on the apportionment issue. As in Microsoft, the Court held that returned principal was a receipt, but also held that only the interest portion of proceeds from repurchase transactions could be included in the income apportionment calculation. The Court remanded the case for a determination whether the inclusion of returned principal in the income apportionment calculation was distortive of the taxpayer’s business activities in California, as the Court had held in Microsoft. Petitions for rehearing by the Franchise Tax Board to clarify portions of these decisions were denied on October 25, 2006.

After the Microsoft and General Motors decisions, the California Supreme Court ordered the Limited Stores case to be transferred to the Court of Appeal, First Appellate District, Division Five, and the Toys “R” Us case to be transferred to the Court of Appeal, Third Appellate District with directions, in each case, to vacate the decision and to reconsider the case in the light of the Microsoft and General Motors decisions.

Two pending cases challenge the Franchise Tax Board’s LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 1997-2001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior Court 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equal Protection clauses. In the alternative, the plaintiffs also allege that the Franchise Tax Board misinterprets section 17942 and that section 17942 is an improper exercise of the state’s police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue in excess of $400 million and potential refunds exceeding $1.12 billion. In the Northwest case, the trial court entered judgment in favor of the plaintiffs and the Franchise Tax Board has appealed. The trial court tentatively ruled in Ventas in favor of the plaintiffs.

Two cases challenge the constitutionality of the state’s tax amnesty program: General Electric Company & Subsidiaries v. Franchise Tax Board (San Francisco Superior Court, CGC 06-449157, Court of Appeal, First District A115530) and Garcia v. Franchise Tax Board (San Francisco Superior Court, CGC 06-456659). In both cases, plaintiffs allege the tax amnesty program’s amnesty penalty is unconstitutional. Chapter 226, Statutes of 2004 (SB 1100) created an amnesty program for taxable years beginning before January 1, 2003. Under the program, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. SB 1100 also imposed a new penalty equal to 50% of accrued interest as of March 31, 2005 on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. In General Electric, no penalty has been assessed because the companies’ final tax liability for the years has not been determined. General Electric seeks a declaration that the amnesty penalty should not apply to tax liabilities that become final after the amnesty period and that are paid within the statutory payment period, or alternatively, that the amnesty penalty is unconstitutional because it violates due process. On September 15, 2006, General Electric filed a notice of appeal in the First District Court of Appeal following the trial court’s sustaining of the Franchise Tax Board’s demurrer to the entire complaint without leave to amend. The Garcia case is pending in the trial court. In Garcia, the penalty has been assessed and paid. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the state, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the state. The alleged bases for the state’s liability are the state’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has filed several state law claims against the state with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the state which was formerly named the Board of Control). Litigation on these claims has been tolled by agreement among the parties until April 1, 2007. It is possible these matters could result in a potential loss to the state in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The state is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding $400 million. The jury trial in this case recently ended in a mistrial, and the court reconsidered and granted the state’s motion for summary judgment. Plaintiffs have appealed. (Court of Appeal, First Appellate District, Case No. A115399)

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” The California Power Exchange, PG&E and other market participants have filed actions for inverse condemnation, recovery under the Emergency Services Act and other causes of action, which are pending in Sacramento County Superior Court, Judicial Council Coordination Proceeding No. 4203. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the block forward contracts in the amount of approximately $1 billion. The state contends it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages are offset by payments made by the Department of Water Resources for electricity received under the “commandeered” block forward contracts.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the state, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); and Coppoletta v. Westly (Sacramento County Superior Court (Case No. CGC- 05439933). The Morris lawsuit challenges whether the state’s custodial use of escheated funds entitles the claimant to constructive interest and/or actual interest that was earned while the property is in the state’s custody. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the state. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The trial court in Morris has granted the Controller’s motion for summary judgment; and ordered judgment be entered in favor of the state. Plaintiff has filed a notice of appeal. The Trust Realty Partners lawsuit focuses on the state’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). The Trust Realty Partners case is not styled as a class action suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the State Controller from engaging in the acts alleged in the complaint. In May 2006, the trial court granted an interim order on a motion for summary adjudication ordering the state to pay interest on certain pending claims made before the amendment to CCP 1540. The Controller filed an appeal of this order and briefing is underway. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. In May 2006, the San Francisco Superior Court entered an order granting the state’s motion for summary judgment (dismissing the case) in Coppoletta. Plaintiffs are seeking relief from the trial court’s decision. On May 10, 2006, the Coppoletta plaintiffs filed Coppoletta v. Westly (Case No. C 06 3135 WHA) in the United States District Court for the Eastern District of California, and on September 15, 2006, the court granted the state’s motion to dismiss. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are upheld on appeal, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the state could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The superior court granted final judgment in favor of the state. Plaintiffs are expected to appeal. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

A pending case involves due process constitutional challenges to an individual being placed on the state’s child abuse central index prior to the conclusion of a noticed hearing: Gomez v. Saenz, et. al. (Los Angeles County Superior Court, Case No. BC 284896). In another case, the California appellate court held that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court in Gomez. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the state related to conducting these hearings could be in excess of $500 million.

The plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in the State of Nevada alleging a number of separate torts involving privacy rights and interference with his business relationships arising from the Franchise Tax Board’s audit. A Nevada jury trial was scheduled, but the trial judge ordered a stay of the trial pending the Nevada Supreme Court’s consideration on a writ filed by Hyatt asking for review of the trial court’s ruling that Hyatt had not established a causal relation between the FTB’s audit and the loss of his licensing business with Japanese companies. It is unknown when a decision will be made as to whether a hearing will be granted. The economic damages claim exceeds $500 million. The state is vigorously contesting this matter.

Action Seeking a Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No. A106873). Oral argument has been set for December 6, 2006. The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November

2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments (See “STATE FINANCES—Local Governments—Vehicle License Fee”), acted as an “increase in tax relief”, which, by statute, triggers an upward cost of living adjustment for recipients of CalWORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003–04. The cost to the state of a final, unappealable determination consistent with the determination of the trial court, is estimated to be in excess of $460 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the state to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the state in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the state in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the state could be addressed by legislative changes to the program that would cost less.

The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the state’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The state’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. Since that time the matter has gone back and forth to the appellate court for further direction. The Department of Health Services is continuing to take steps to implement the appellate court’s decisions. Following a further hearing, the court ordered the state to expand the scope of costs for which the state must make reimbursements to include out-of-pocket monies actually paid by a beneficiary to Medi-Cal providers for erroneously collected costs on covered services (at Medi-Cal rates) incurred after issuance of a beneficiary’s Medi-Cal card. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, and the costs of reimbursing out-of-pocket fees erroneously collected by Medi-Cal providers, may be in excess of $250 million.

The following case seeks reforms to state programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the state defendants could be as high as $1 billion per year in programmatic costs going forward. The state is vigorously defending this action.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the state to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

Two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”) have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS’s demurrers in both cases and entered judgment for DHS. CAHF’S appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children

Ten pending class action lawsuits challenge the amount of aid provided by the state for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have been coordinated in Butler v. Department of Social Services (Los Angeles Superior Court, Case No. BC329695). Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The state is vigorously litigating this issue.

In a statewide class action against DHS, Department of Social Services and Los Angeles (Katie A., et al. v. Bonta, et al., U.S. District Court, Case No. CV 02-05662 AHM (SHx) plaintiffs seek to expand Medicaid-covered services under the Early and Periodic Screening, Diagnosis and Treatment program for mentally disordered children in foster care to include what plaintiffs call “wraparound services,” “therapeutic foster care,” and “comprehensive case management services in a home-like setting.” Plaintiffs allege that the ADA, the Medicaid Act, the Rehabilitation Act, substantive due process, and Government Code section 11135 require these services. Recently, the federal district court issued a preliminary injunction against the state defendants and ordered the state defendants to provide “wraparound services” and “therapeutic foster care” to class members within 120 days. Further, the court ordered the state defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. At this time, it is unknown what financial impact such an unprecedented decision would have on the state’s General Fund.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “un-reimbursed” to the counties by the state is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The state law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final decision (County of San Diego v. Commission on State Mandates, et al. (1997) 15 Cal. App. 4th 68; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending in which Orange and San Diego counties claim they are entitled to full and immediate reimbursement of all mandated costs for which the state has not provided full reimbursement. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking relief that would divert current budget appropriations away from various state agencies, and to the counties, as full payment for the un-reimbursed costs of implementing a variety of state mandated programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003– 04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The effects of a final determination by an appellate court that the state is required to reimburse the counties now in an amount equal to the previously unreimbursed state mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Following a trial, the court entered a declaratory judgment in favor of the counties regarding the amounts owed, and issued a writ of mandate commanding the state to comply with Government Code section 17617 by making equal annual payments to the counties over the 15-year term currently prescribed by statute, or a shorter period should the statute be amended. Final judgment has been entered. The state defendants have appealed, and the counties have cross-appealed.

In January 1987 the Commission determined that a new statutory requirement for completion of a second science course for graduation from high school imposed reimbursable state-mandated costs on school districts. The State Controller reduced claims for teachers’ salaries attributed to the additional science course requirement on the ground that districts were presumed to have laid off non-science teachers to offset any increase in science teachers. On appeal by many school districts the Commission upheld the State Controller’s position. In early 2005 the Superior Court for the County of Sacramento issued a judgment (which is now final) in consolidated cases lead by San Diego Unified School District, et al., v. Commission on State Mandates, et al. (Sacramento Superior Court, Case No. 03CS01401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento Superior Court, Case No. 05CS01401) finding the Controller’s practice was not authorized by law and ordering the Commission to review a re-evaluation of the claims by the Controller. The Commission has determined that the school districts’ claims for extra science teachers’ salaries must be paid in full. It is possible that these claims would add hundreds of millions of dollars to existing state funding responsibility for K-12 education.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts

In June 2004, the state entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the state and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged as described below. An unfavorable decision to the state in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the state’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The state anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds. See “CURRENT STATE BUDGET—2006 Budget Act– Transportation Funding.”

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the state in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non–Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The District Court granted plaintiff’s request for re-consideration in part, but dismissed all but four claims that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The injunctive relief denied by the court remains subject to appeal. The state filed a motion for certification and entry of a separate judgment with respect to the four claims that the District Court ordered dismissed including the impairment of compact claims. The District Court granted the state’s motion and entered final judgment from which the Rincon Band filed notice of appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). The Rincon Band filed its opening brief in June 2006. In that brief, the Rincon Band abandoned its appeal of the claims for relief challenging the validity of the Amended Compacts. However, one of the issues remaining in the appeal involves the total number of gaming device licenses authorized under the 1999 Compacts. In July 2006, the state filed its answering brief, explaining that resolution of the license issue could adversely affect the tribes with the Amended Compacts. Also, in July 2006, the Five Tribes filed an amicus brief raising the same point – making it clear that they were necessary and indispensable parties whose ability to carry out their obligations under the Amended Compacts could be affected. On August 14, 2006, the Rincon Band filed its reply brief.

California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. BS097163) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature’s ratification of the Amended Compacts, which was done through urgency legislation (Statutes 2004, Chapter 91; “Chapter 91”). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates provisions of the California Constitution which prohibit certain borrowings to fund a year—end state budget deficit; and constitutes an unconstitutional attempt to contract away the state’s police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91, a decision prohibiting the implementation of Chapter 91, and a declaration that Chapter 91 is unconstitutional. Defendants filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations in Chapter 91 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice; and plaintiffs have appealed this decision. Appellate argument occurred on October 18, 2006, and the matter has been submitted. (Court of Appeal, Second Appellate District, Case No. B188220).

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento Superior Court, Case No. 06AS00166) is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The plaintiffs’ legal theories and complaint are virtually identical to the legal theories and complaint in California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. described in the paragraph above (“Commerce Casino”.) Specifically, this case claims that the bonds and bond documents would (1) result in unconstitutional contracting away of the state’s police power to regulate gaming; and (2) trigger an unconstitutional grant of a franchise, special privilege and/or vested right contained in the Amended Compacts. In addition, plaintiffs allege Chapter 91, and the use of bond proceeds as described therein, would violate Proposition 58. Plaintiffs have sought injunctive relief. The Commerce Casino plaintiffs filed a notice of appearance in this case contesting the validity of the bonds and bond documents. In addition, the Gabrielino-Tongva Tribe and a tribal councilman, filed a notice of appearance and written response contesting the validity of the bonds and the bond contracts. Additionally, they seek to have the tribal-state exclusivity provisions of the Amended Compacts declared invalid and void and a declaration that CCP Section 1811 is unconstitutional as violating the due process rights of the tribe and its members.

A recently filed case entitled San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Case No. 06 CV 0988) asserts that the slot machine licenses that the five Indian Tribes to the Amended Compacts (the “Five Tribes”) were required to keep in operation as a condition of being allowed access to additional slot machines are available for issuance through the license draw process provided for in the 1999 compacts. The complaint seeks declaratory relief and an order requiring the licenses of the Five Tribes be redistributed or made available to other tribes. Should relief be granted, and the state be ordered to redistribute the licenses, the authority of the Five Tribes to continue to operate the slot machines currently covered by those licenses would be rendered uncertain under the Amended Compacts, which do not contemplate the Five Tribes losing their licenses to operate those machines. The loss of these licenses would thus present questions about the monetary obligations of the Five Tribes that would presumably be required to be addressed by amendment of the Amended Compacts.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the state’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the state’s pension obligation for fiscal year 2004–05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure Sections 860 et seq. The Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California’s Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS04303). The trial court found that the bonds were not valid under the state’s debt limit. The Committee has appealed and briefing is underway (Court of Appeal, Third Appellate District, Case No. C051749). The state will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

Plata v. Schwarzenegger (U.S. District Court case no. C-01-1351 THE) is a class action regarding all prison medical care in the state. Plaintiffs alleged that the state was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the state’s obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he would appoint a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation (“CDCR”), affecting approximately 32 prisons throughout the state (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to “assist the Court in identifying discrete, urgently needed, remedial measures,” including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The Court appointed a receiver in February 2006, who began his official duties in mid-April 2006. The Receiver is continuing his “90-day San Quentin Project,” to address the health care situation at the prison, including discussion to build a new medical complex at the prison. CDCR continues to work with the Receiver’s staff on changing CDCR’s contracting and procurement processes, with the Receiver bringing in a consulting firm to address the management structure of the CDCR health care contracting processes, and contracting with Unisys to provide a contract management information technology system. The Receiver will also be contracting out pharmacy management. Additionally, the Court recently granted the Receiver’s request for relief to waive state law to raise health care salaries. The Receiver is also in the preliminary stages of discussion regarding building 5000 medical beds. At this time, it is unknown what financial impact such an unprecedented decision would have on the state’s General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 05CS01165) was filed. Plaintiffs -California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals—allege that the California Constitution’s minimum school requirement was not met in fiscal years 2004-05 and 2005-06. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. Plaintiffs seek a writ of mandate requiring the state to recalculate the minimum-funding guarantee in compliance with Article XVI, Section 8 of the California Constitution and declaratory relief finding that the state failed to appropriate sufficient funds to comply with the minimum funding requirement. On May 10, 2006, counsel for all parties executed a settlement agreement. On May 15, 2006 the court issued an order staying the action pending implementation of the agreement by the passage of implementing legislation by the Legislature.

The settlement calls for the payment of the outstanding balance of the minimum funding obligation to school districts and community college districts, approximately $3 billion, as follows: $300 million in fiscal year 2007-2008, and $450 million in fiscal year 2008-2009 and each year thereafter, until the entire minimum funding obligation has been paid. The final payment is expected to occur in approximately 2013-2014. The Legislature approved and the Governor has signed bill (SB 1133) providing for the $300 million appropriation due in Fiscal Year 2007-2008 in partial payment of the settlement. On September 29, 2006, the bill was chaptered (Stats, 2006, ch. 751).

STATE DEBT TABLES

The tables which follow provide information on outstanding state debt, authorized but unissued general obligation bonds and commercial paper notes, debt service requirements for state general obligation and lease-purchase bonds, and authorized and outstanding state revenue bonds. For purposes of these tables, “General Fund bonds,” also known as “non-self liquidating bonds,” are general obligation bonds expected to be paid from the General Fund without reimbursement from any other fund. Although the principal of general obligation commercial paper notes in the “non-self liquidating” category is legally payable from the General Fund, the state expects that principal of such commercial paper notes will be paid only from the issuance of new commercial paper notes or the issuance of long-term general obligation bonds to retire the commercial paper notes. Interest on “non-self liquidating” general obligation commercial paper notes is payable from the General Fund.

“Enterprise Fund bonds,” also known as “self liquidating bonds,” are general obligation bonds for which program revenues are expected to be sufficient to reimburse in full the General Fund for debt service payments, but any failure to make such a reimbursement does not affect the obligation of the state to pay principal and interest on the bonds from the General Fund.

“Special Revenue Fund bonds” also known as “Economic Recovery Bonds,” are “self liquidating” general obligation bonds which are primarily secured by a pledge of a one-quarter cent statewide sales and use tax deposited in the Fiscal Recovery Fund. Debt service payments are made directly from the Fiscal Recovery Fund and not the General Fund. The Special Revenue Fund bonds are also general obligations of the state to which the full faith and credit of the state are pledged to the punctual payment of the principal of and interest thereon.

As of November 22, 2006, the state had $1,140,785,000 of outstanding commercial paper notes. The following tables do not reflect $300,205,000 combined principal amount of State Public Works Board of the State of California (“SPWB”) Refunding Revenue Bonds, 2006 Series A and 2006 Series F issued on November 8, 2006, $359,160,000 combined principal amount of Veterans General Obligation Refunding Bonds issued on November 21, 2006 or $86,605,000 combined principal amount of SPWB Lease Revenue Bonds, 2006 Series G, H and I expected to be issued on December 6, 2006. The tables also do not reflect the additional bonds authorized at the November 7 election. See “STATE INDEBTEDNESS AND OTHER OBLIGATIONS – CAPITAL FACILITY FINANCING.”

[BALANCE OF THIS PAGE INTENTIONALLY BLANK]

AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

As of November 1, 2006

(Thousands)

GENERAL FUND BONDS (Non-Self Liquidating)	Voter Authorization Date	Voter Authorization Amount	Bonds Outstanding (a)	CP Program Authorized (b)	Unissued (c)
1988 School Facilities Bond Act	11/08/88	800,000	319,150	2,255	0
1990 School Facilities Bond Act	06/05/90	800,000	342,630	2,125	0
1992 School Facilities Bond Act	11/03/92	900,000	493,277	3,789	0
California Clean Water, Clean Air, Safe Neighborhood Parks, and Coastal Protection Act of 2002	03/05/02	2,600,000	611,515	908,060	1,073,410
California Library Construction and Renovation Bond Act of 1988	11/08/88	75,000	37,460	0	2,595
California Park and Recreational Facilities Act of 1984	06/05/84	370,000	70,790	N/A	1,100
California Parklands Act of 1980	11/04/80	285,000	12,415	N/A	0
California Reading and Literacy Improvement and Public Library Construction and Renovation Bond Act of 2000	03/07/00	350,000	94,005	178,170	64,970
California Safe Drinking Water Bond Law of 1976	06/08/76	175,000	22,950	N/A	2,500
California Safe Drinking Water Bond Law of 1984	11/06/84	75,000	14,680	N/A	0
California Safe Drinking Water Bond Law of 1986	11/04/86	100,000	47,005	N/A	0
California Safe Drinking Water Bond Law of 1988	11/08/88	75,000	42,630	6,960	0
California Wildlife, Coastal, and Park Land Conservation Act	06/07/88	776,000	301,245	N/A	7,330
Children’s Hospital Bond Act of 2004	11/02/04	750,000	71,995	516,576	161,430
Class Size Reduction Kindergarten-University Public Education Facilities Bond Act of 1998 (Higher Education)	11/03/98	2,500,000	2,265,595	113,670	0
Class Size Reduction Kindergarten-University Public Education Facilities Bond Act of 1998 (K-12)	11/03/98	6,700,000	5,922,720	11,860	0
Clean Air and Transportation Improvement Bond Act of 1990	06/05/90	1,990,000	1,196,740	191,785	15,630
Clean Water Bond Law of 1970	11/03/70	250,000	2,500	N/A	0
Clean Water Bond Law of 1974	06/04/74	250,000	5,075	N/A	0
Clean Water Bond Law of 1984	11/06/84	325,000	48,890	N/A	0
Clean Water and Water Conservation Bond Law of 1978	06/06/78	375,000	14,255	N/A	0
Clean Water and Water Reclamation Bond Law of 1988	11/08/88	65,000	39,880	0	0
Community Parklands Act of 1986	06/03/86	100,000	25,140	N/A	0
County Correctional Facility Capital Expenditure Bond Act of 1986	06/03/86	495,000	131,680	N/A	0
County Correctional Facility Capital Expenditure and Youth Facility Bond Act of 1988	11/08/88	500,000	233,840	0	0
County Jail Capital Expenditure Bond Act of 1981	11/02/82	280,000	18,400	N/A	0
County Jail Capital Expenditure Bond Act of 1984	06/05/84	250,000	13,250	N/A	0
Earthquake Safety and Public Buildings Rehabilitation Bond Act of 1990	06/05/90	300,000	209,055	28,300	0

AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

As of November 1, 2006

(Thousands)

GENERAL FUND BONDS (Non-Self Liquidating)	Voter Authorization Date	Voter Authorization Amount	Bonds Outstanding (a)	CP Program Authorized (b)	Unissued (c)
Fish and Wildlife Habitat Enhancement Act of 1984	06/05/84	85,000	16,810	N/A	0
Hazardous Substance Cleanup Bond Act of 1984	11/06/84	100,000	0	N/A	0
Higher Education Facilities Bond Act of 1986	11/04/86	400,000	63,500	N/A	0
Higher Education Facilities Bond Act of 1988	11/08/88	600,000	225,385	0	10,440
Higher Education Facilities Bond Act of June 1990	06/05/90	450,000	190,680	980	1,130
Higher Education Facilities Bond Act of June 1992	06/02/92	900,000	563,680	0	7,235
Housing and Emergency Shelter Trust Fund Act of 2002	11/05/02	2,100,000	28,790	1,200,000	871,125
Housing and Homeless Bond Act of 1990	06/05/90	150,000	5,105	N/A	0
Kindergarten-University Public Education Facilities Bond Act of 2002 (Higher Education)	11/05/02	1,650,000	784,345	851,490	0
Kindergarten-University Public Education Facilities Bond Act of 2002 (K-12)	11/05/02	11,400,000	9,325,625	1,955,980	0
Kindergarten-University Public Education Facilities Bond Act of 2004 (Hi-Ed)	03/02/04	2,300,000	124,265	1,622,710	552,630
Kindergarten-University Public Education Facilities Bond Act of 2004 (K-12)	03/02/04	10,000,000	2,711,070	7,277,005	0
Lake Tahoe Acquisitions Bond Act	08/02/82	85,000	13,425	N/A	0
New Prison Construction Bond Act of 1981	06/08/82	495,000	0	N/A	0
New Prison Construction Bond Act of 1984	06/05/84	300,000	0	N/A	0
New Prison Construction Bond Act of 1986	11/04/86	500,000	94,540	N/A	0
New Prison Construction Bond Act of 1988	11/08/88	817,000	308,350	7,190	0
New Prison Construction Bond Act of 1990	06/05/90	450,000	171,860	2,057	298
Passenger Rail and Clean Air Bond Act of 1990	06/05/90	1,000,000	448,780	0	0
Public Education Facilities Bond Act of 1996 (Higher Education)	03/26/96	975,000	792,910	0	37,465
Public Education Facilities Bond Act of 1996 (K-12)	03/26/96	2,025,000	1,531,215	12,965	0
Safe Drinking Water, Clean Water, Watershed Protection, and Flood Protection Act	03/07/00	1,970,000	797,795	593,514	487,949
Safe Neighborhood Parks, Clean Water, Clean Air, and Coastal Protection Bond Act of 2000	03/07/00	2,100,000	1,260,525	456,725	309,690
Safe, Clean, Reliable Water Supply Act	11/05/96	995,000	658,895	269,310	0
School Building and Earthquake Bond Act of 1974	11/05/74	40,000	26,650	N/A	0
School Facilities Bond Act of 1988	06/07/88	800,000	268,795	N/A	0
School Facilities Bond Act of 1990	11/06/90	800,000	389,485	0	0
School Facilities Bond Act of 1992	06/02/92	1,900,000	1,015,585	12,555	0
Seismic Retrofit Bond Act of 1996	03/26/96	2,000,000	1,593,470	143,560	0

AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

As of November 1, 2006

(Thousands)

GENERAL FUND BONDS (Non-Self Liquidating)	Voter Authorization Date	Voter Authorization Amount	Bonds Outstanding (a)	CP Program Authorized (b)	Unissued (c)
Senior Center Bond Act of 1984	11/06/84	50,000	0	N/A	0
State Beach, Park, Recreational and Historical Facilities Bond Act of 1974	06/04/74	250,000	0	N/A	0
State School Building Lease-Purchase Bond Law of 1982	11/02/82	500,000	0	N/A	0
State School Building Lease-Purchase Bond Law of 1984	11/06/84	450,000	35,000	N/A	0
State School Building Lease-Purchase Bond Law of 1986	11/04/86	800,000	146,800	N/A	0
State, Urban, and Coastal Park Bond Act of 1976	11/02/76	280,000	9,450	N/A	0
Stem Cell Research and Cures Bond Act of 2004	11/02/04	3,000,000	0	200,000	2,800,000
Veterans Homes Bond Act of 2000	03/07/00	50,000	3,080	31,750	15,170
Voting Modernization Bond Act of 2002	03/05/02	200,000	36,100	0	137,370
Water Conservation Bond Law of 1988	11/08/88	60,000	36,245	8,855	0
Water Conservation and Water Quality Bond Law of 1986	06/03/86	150,000	53,730	N/A	27,600
Water Security, Clean Drinking Water, Coastal and Beach Protection Act of 2002	11/05/02	3,440,000	785,190	1,012,347	1,628,498

Total General Fund Bonds		79,128,000	37,125,897	17,622,542	8,215,564

ENTERPRISE FUND BONDS (Self Liquidating)
California Water Resources Development Bond Act	11/08/60	1,750,000	660,780	N/A	167,600
Veterans Bond Act of 1980	06/03/80	750,000	37,500	0	0
Veterans Bond Act of 1982	11/02/82	450,000	73,500	0	0
Veterans Bond Act of 1984	11/06/84	650,000	168,020	0	0
Veterans Bond Act of 1986	06/03/86	850,000	262,115	0	0
Veterans Bond Act of 1988	06/07/88	510,000	233,970	N/A	0
Veterans Bond Act of 1990	11/06/90	400,000	181,340	N/A	0
Veterans Bond Act of 1996	11/05/96	400,000	268,995	0	0
Veterans Bond Act of 2000	11/07/00	500,000	14,415	485,585	0

Total Enterprise Fund Bonds		6,260,000	1,900,635	485,585	167,600

AUTHORIZED AND OUTSTANDING GENERAL OBLIGATION BONDS

As of November 1, 2006

(Thousands)

SPECIAL REVENUE FUND BONDS (Self Liquidating)	Voter Authorization Date	Voter Authorization Amount	Bonds Outstanding (a)	CP Program Authorized (b)	Unissued (c)
Economic Recovery Bond Act	04/10/04	15,000,000	9,759,490	N/A	3,746,000

Total Special Revenue Fund Bonds		15,000,000	9,759,490	0	3,746,000

TOTAL GENERAL OBLIGATION BONDS		100,388,000	48,786,022	18,108,127	12,129,164

(a)	Includes the initial value of capital appreciation bonds rather than the accreted value.
(b)	Represents the total amount of commercial paper authorized by Finance Committees that could be issued for new money projects. Of this amount, no more than $1.5 billion of commercial paper principal and interest can be owing at any time. Currently, there is $ 1,019,785,000.00 of commercial paper issued and outstanding. The bond acts marked as “n.a.” are not legally permitted to utilize commercial paper, or all bonds were issued before the commercial paper program began.
(c)	Treats full commercial paper authorization as issued; see footnote(b).

SOURCE: State of California, Office of the Treasurer.

OUTSTANDING STATE DEBT

FISCAL YEARS 2001-02 THROUGH 2005-06

(Dollars in Thousands Except for Per Capita Information)

	2001-02	2002-03	2003-04	2004-05	2005-06
Outstanding Debt(a)
General Obligation Bonds
General Fund (Non-Self Liquidating)	$22,115,362	$26,758,626	$33,028,807	$34,643,757	$37,066,227
Enterprise Fund (Self Liquidating)	3,211,310	$2,801,775	$2,210,800	$2,084,505	1,960,105
Special Revenue Fund (Self Liquidating)	$0	$0	$10,896,080	$10,727,305	9,759,490

Total	$25,326,672	$29,560,401	$46,135,687	$47,455,567	$48,785,822

Lease-Purchase Debt	6,341,935	6,704,599	7,288,147	7,841,383	7,785,005
Total Outstanding General Obligation Bonds and Lease-Purchase Debt	$31,668,607	$3 6,265,000	$53,423,834	$55,296,950	$56,570,827

Bond Sales During Fiscal Year
Non-Self Liquidating General Obligation Bonds	$3,905,025	$5,150,000	$7,816,275	$4,914,740	$5,516,560
Self Liquidating General Obligation Bonds	$11,325	$0	$0	$2 21,475	$0
Self Liquidating Special Fund Revenue Bonds	$0	$0	$10,896,080	$0	$0
Lease-Purchase Debt	$229,105	$673,975	$1,235,660	$907,955	$8 82,775

Debt Service (b)
Non-Self Liquidating General Obligation Bonds	$2,314,724	$1,738,740	$1,861,972	$3,048,739	$3,121,563
Lease-Purchase Debt	$635,844	$659,255	$689,851	$7 40,976	$804,311

General Fund Receipts (c)	$66,604,508	$78,587,019	$79,385,818	$87,936,942	$94,302,567
Non-Self Liquidating General Obligation Bonds Debt Service as a Percentage of General Fund Receipts	3.48%	2.21%	2.35%	3.47%	3.31%
Lease-Purchase Debt Service as a Percentage of General Fund Receipts	0.95%	0.84%	0.87%	0.84%	0.85%

Population (d)	34,784,000	35,393,000	35,990,000	36,506,000	37,005,000
Non-Self Liquidating General Obligation Bonds
Outstanding per Capita	$635.79	$756.04	$917.72	$9 48.99	$1,001.65
Lease-Purchase Debt Outstanding per Capita	$182.32	$189.43	$202.50	$214.80	$210.38

Personal Income (e)	$1,135,304,000	$1,147,716,000	$1,184,265,000	$1,262,306,000	$1,338,181,000
Non-Self Liquidating General Obligation Bonds Outstanding as Percentage of Personal Income	1.95%	2.33%	2.79%	2.74%	2.77%
Lease-Purchase Debt Outstanding as Percentage of Personal Income	0.56%	0.58%	0.62%	0.62%	0.58%

(a)	As of last day of fiscal year. Includes the initial value of capital appreciation bonds rather than the accreted value.
(b)	Calculated on a cash basis. Debt service costs of bonds issued in any fiscal year largely appear in subsequent fiscal year. For FY 2002-03 and FY2003-04, General Obligation Bond Debt Service was reduced through a debt restructuring program which included the use of proceeds from current refunding bonds to pay certain bonds maturing in those years.
(c)	Calculated on a cash basis. General Fund Receipts includes both revenues and nonrevenues, such as borrowings the proceeds of which are deposited in the General Fund (e.g. tobacco securitization bonds).
(d)	As of July 1, the beginning of the fiscal year.
(e)	Source: U.S. Department of Commerce, Bureau of Economic Analysis, http://www.bea.gov/

Annual Totals: “Pre-benchmark” Revisions: Released March 28, 2006. California Department of Finance.

SOURCES:	Population: State of California, Department of Finance
Personal Income: State of California, Department of Finance; United States, Department of Commerce, Bureau of Economic Analysis (BEA)
Outstanding Debt, Bonds Sales During Fiscal Year and Debt Service: State of California, Office of the Treasurer. General Fund Receipts: State of California, Office of the State Controller.

GENERAL OBLIGATION AND LEASE REVENUE

SUMMARY OF DEBT SERVICE REQUIREMENTS

As of November 1, 2006

	Interest	Total Debt	Total
		Principal (a)
GENERAL OBLIGATION BONDS

GENERAL FUND NON-SELF LIQUIDATING
Fixed Rate	$23,375,088,938.15	$33,725,897,123.47	$57,100,986,061.62
Variable Rate (b)	1,834,333,412.37	3,400,000,000.00	5,234,333,412.37

ENTERPRISE FUND SELF LIQUIDATING
Fixed Rate	999,961,840.77	1,900,635,000.00	2,900,596,840.77

SPECIAL REVENUE FUND SELF LIQUIDATING (c)
Fixed Rate	1,786,813,897.50	5,814,925,000.00	7,601,738,897.50
Variable Rate (d)	1,630,332,489.94	3,944,565,000.00	5,574,897,489.94

REVENUE BONDS

GENERAL FUND LEASE REVENUE
Lease Purchase	4,035,057,407.58	7,740,066,154.18	11,775,123,561.76

General Fund and Lease Revenue Total (e)	$33,661,587,986.31	$56,526,088,277.65	$90,187,676,263.96

(a)	Includes scheduled mandatory sinking fund payments.
(b)	The estimate of future interest payments is based on rates in effect as of October 1, 2006.
(c)	Economic Recovery Bonds.
(d)	The estimate of future interest payments is based on rates in effect as of October 1, 2006. $1,000,000,000 of Series 2004B bonds bear interest at fixed rates ranging from 3.00-5.00% until reset dates on July 1, 2007 and July 1, 2008, and are assumed to bear interest at the rate of 3.33% from each reset date to maturity.
(e)	Estimated interest included.

SOURCE: State of California, Office of the Treasurer.

SCHEDULE OF DEBT SERVICE REQUIREMENTS

FOR GENERAL FUND NON-SELF LIQUIDATING BONDS

Fixed Rate

As of November 1, 2006

	Current Debt
Fiscal Year Ending June 30	Interest	Principal (a)	Total
2007	956,027,556.37	674,030,000.00	1,630,057,556.37
2008	1,668,263,844.18	1,541,368,078.31	3,209,631,922.49
2009	1,585,171,460.00	1,612,350,000.00	3,197,521,460.00
2010	1,498,017,791.30	1,702,555,000.00	3,200,572,791.30
2011	1,408,536,444.84	1,685,474,045.16	3,094,010,490.00
2012	1,313,822,008.69	1,490,905,000.00	2,804,727,008.69
2013	1,240,784,320.00	1,216,620,000.00	2,457,404,320.00
2014	1,182,192,344.64	1,131,745,000.00	2,313,937,344.64
2015	1,128,241,527.19	1,069,425,000.00	2,197,666,527.19
2016	1,074,487,677.71	916,205,000.00	1,990,692,677.71
2017	1,027,637,997.03	888,795,000.00	1,916,432,997.03
2018	983,360,007.95	853,400,000.00	1,836,760,007.95
2019	939,569,980.47	898,760,000.00	1,838,329,980.47
2020	893,483,232.86	1,021,300,000.00	1,914,783,232.86
2021	843,334,924.77	955,485,000.00	1,798,819,924.77
2022	795,075,323.52	1,149,895,000.00	1,944,970,323.52
2023	737,116,657.06	1,184,720,000.00	1,921,836,657.06
2024	678,600,558.58	1,105,205,000.00	1,783,805,558.58
2025	621,940,942.19	1,276,660,000.00	1,898,600,942.19
2026	558,957,093.79	1,221,645,000.00	1,780,602,093.79
2027	497,936,000.04	1,252,580,000.00	1,750,516,000.04
2028	433,325,906.09	1,351,335,000.00	1,784,660,906.09
2029	366,866,543.12	1,263,670,000.00	1,630,536,543.12
2030	301,851,829.83	1,393,530,000.00	1,695,381,829.83
2031	233,963,954.68	1,132,670,000.00	1,366,633,954.68
2032	175,988,865.00	1,138,730,000.00	1,314,718,865.00
2033	118,786,238.75	1,028,205,000.00	1,146,991,238.75
2034	67,599,882.50	782,360,000.00	849,959,882.50
2035	31,395,650.00	411,630,000.00	443,025,650.00
2036	11,523,875.00	320,045,000.00	331,568,875.00
2037	1,228,500.00	54,600,000.00	55,828,500.00

Total	$23,375,088,938.15	$33,725,897,123.47	$57,100,986,061.62

(a)	Includes scheduled mandatory sinking fund payments.
(b)	Total represents the remaining debt service requirements from December 1, 2006 through June 30, 2007.

SOURCE: State of California, Office of the Treasurer.

SCHEDULE OF DEBT SERVICE REQUIREMENTS

FOR GENERAL FUND NON-SELF LIQUIDATING BONDS

Variable Rate

As of November 1, 2006

Fiscal Year Ending June 30	Current Debt
	Interest	Principal (a)	Total
2007	65,812,927.20	19,000,000.00	84,812,927.20
2008	111,019,139.79	0.00	111,019,139.79
2009	110,545,604.66	0.00	110,545,604.66
2010	110,622,233.33	0.00	110,622,233.33
2011	110,943,066.67	0.00	110,943,066.67
2012	110,753,680.82	0.00	110,753,680.82
2013	110,990,858.29	0.00	110,990,858.29
2014	110,355,488.78	0.00	110,355,488.78
2015	110,365,211.00	0.00	110,365,211.00
2016	110,916,904.83	67,455,000.00	178,371,904.83
2017	107,251,146.37	372,685,000.00	479,936,146.37
2018	95,267,840.32	476,190,000.00	571,457,840.32
2019	80,451,001.00	238,680,000.00	319,131,001.00
2020	72,138,332.35	230,050,000.00	302,188,332.35
2021	64,922,477.34	183,510,000.00	248,432,477.34
2022	59,495,135.57	97,060,000.00	156,555,135.57
2023	55,989,553.74	119,800,000.00	175,789,553.74
2024	51,819,861.30	296,540,000.00	348,359,861.30
2025	42,221,125.02	201,180,000.00	243,401,125.02
2026	35,131,909.22	346,030,000.00	381,161,909.22
2027	24,679,105.27	74,285,000.00	98,964,105.27
2028	22,374,549.03	77,260,000.00	99,634,549.03
2029	19,570,580.16	110,350,000.00	129,920,580.16
2030	15,983,573.58	114,760,000.00	130,743,573.58
2031	12,124,261.08	119,350,000.00	131,474,261.08
2032	8,234,520.48	124,125,000.00	132,359,520.48
2033	4,080,986.16	129,090,000.00	133,170,986.16
2034	80,335.53	1,600,000.00	1,680,335.53
2035	32,450.00	0.00	32,450.00
2036	32,590.64	0.00	32,590.64
2037	32,309.36	0.00	32,309.36
2038	32,450.00	0.00	32,450.00
2039	32,450.00	0.00	32,450.00
2040	29,753.48	1,000,000.00	1,029,753.48

Total	$1,834,333,412.37	$3,400,000,000.00	$5,234,333,412.37

(a)	The estimate of future interest payments is based on rates in effect as of November 1, 2006. The interest rates for the daily, weekly and auction rate bonds range from 3.07 - 3.49%.
(b)	Includes scheduled mandatory sinking fund payments.
(c)	Total represents the remaining estimated debt service requirements from December 1, 200 6 through June 30, 2007.

SOURCE: State of California, Office of the Treasurer.

SCHEDULE OF DEBT SERVICE REQUIREMENTS

FOR SPECIAL REVENUE FUND SELF LIQUIDATING BONDS

Fixed Rate

As of November 1, 2006

Fiscal Year Ending June 30	Current Debt
	Interest	Principal (a)	Total
2007	144,240,253.23	185,530,000.00	329,770,253.23
2008	276,067,262.50	393,925,000.00	669,992,262.50
2009	256,912,012.50	449,920,000.00	706,832,012.50
2010	234,396,687.50	506,870,000.00	741,266,687.50
2011	208,777,650.00	549,060,000.00	757,837,650.00
2012	180,544,622.50	289,375,000.00	469,919,622.50
2013	158,128,415.00	603,520,000.00	761,648,415.00
2014	127,216,935.00	606,870,000.00	734,086,935.00
2015	95,264,431.77	636,645,000.00	731,909,431.77
2016	61,418,235.00	702,140,000.00	763,558,235.00
2017	32,768,530.00	451,820,000.00	484,588,530.00
2018	10,817,612.50	438,250,000.00	449,067,612.50
2019	47,500.00	0.00	47,500.00
2020	47,500.00	0.00	47,500.00
2021	47,500.00	0.00	47,500.00
2022	47,500.00	0.00	47,500.00
2023	47,500.00	0.00	47,500.00
2024	23,750.00	1,000,000.00	1,023,750.00

Total	$1,786,813,897.50	$5,814,925,000.00	$7,601,738,897.50

(a)	Includes scheduled mandatory sinking fund payments.
(b)	Total represents the remaining debt service requirements from December 1, 2006 through June 30, 2007.

SOURCE: State of California, Office of the Treasurer.

SCHEDULE OF DEBT SERVICE REQUIREMENTS FOR

Variable Rate

SPECIAL REVENUE FUND SELF LIQUIDATING BONDS

As of November 1, 2006

Fiscal Year Ending June 30	Current Debt
	Interest	Principal (a)	Total
2009	$129,563,799.20	$—	$29,563,799.20
2010	127,875,906.00	—	127,875,906.00
2011	127,875,906.00	—	127,875,906.00
2012	128,027,408.69	—	128,027,408.69
2013	128,242,627.46	—	128,242,627.46
2014	127,616,793.93	—	127,616,793.93
2015	127,616,793.93	—	127,616,793.93
2016	128,027,408.69	—	128,027,408.69
2017	125,665,298.31	297,410,000.00	423,075,298.31
2018	112,108,913.73	651,985,000.00	764,093,913.73
2019	78,992,105.08	985,780,000.00	1,064,772,105.08
2020	42,146,854.55	1,002,650,000.00	1,044,796,854.55
2021	12,902,090.84	773,865,000.00	786,767,090.84
2022	790,166.42	226,625,000.00	227,415,166.42
2023	201,750.00	—	201,750.00
2024	30,495.21	6,250,000.00	6,280,495.21

Total	$1,630,332,489.94	$3,944,565,000.00	$5,574,897,489.94

(a)	The estimate of future interest payments is based on rates in effect as of November 1, 2006. The interest rates for the daily and weekly rate bonds range from 3.07-3.30%. $1,000,000,000 of Series 2004B bonds bear interest at fixed rates ranging from 3.00-5.00% until reset dates on July 1, 2007 and July 1, 2008, and are assumed to bear interest at the rate of 3.33% from each reset date to maturity.
(b)	Includes scheduled mandatory sinking fund payments.
(c)	Total represents the remaining estimated debt service requirements from December 1, 2006 through June 30, 2007.

SOURCE: State of California, Office of the Treasurer.

SCHEDULE OF DEBT SERVICE REQUIREMENTS

FOR ENTERPRISE FUND SELF LIQUIDATING BONDS

As of November 1, 2006

Fixed Rate

Fiscal Year Ending June 30	Current Debt
	Interest	Principal (a)	Total
2007	81,452,541.90	66,690,000.00	148,142,541.90	(b)
2008	96,617,986.04	136,430,000.00	233,047,986.04
2009	86,829,718.75	135,340,000.00	222,169,718.75
2010	77,556,794.05	118,190,000.00	195,746,794.05
2011	70,227,072.02	86,480,000.00	156,707,072.02
2012	65,594,219.75	100,895,000.00	166,489,219.75
2013	61,222,059.37	93,395,000.00	154,617,059.37
2014	56,770,503.50	107,720,000.00	164,490,503.50
2015	51,703,008.05	114,260,000.00	165,963,008.05
2016	45,912,866.90	121,930,000.00	167,842,866.90
2017	39,688,996.79	129,925,000.00	169,613,996.79
2018	34,214,708.99	90,035,000.00	124,249,708.99
2019	29,981,716.61	85,850,000.00	115,831,716.61
2020	26,508,908.61	53,340,000.00	79,848,908.61
2021	23,670,512.50	46,365,000.00	70,035,512.50
2022	21,158,096.25	41,990,000.00	63,148,096.25
2023	19,372,992.01	22,480,000.00	41,852,992.01
2024	18,040,105.52	27,025,000.00	45,065,105.52
2025	16,406,841.91	34,350,000.00	50,756,841.91
2026	14,732,973.75	28,805,000.00	43,537,973.75
2027	13,195,135.00	28,645,000.00	41,840,135.00
2028	11,828,360.00	22,215,000.00	34,043,360.00
2029	10,478,760.00	27,955,000.00	38,433,760.00
2030	8,737,392.50	36,100,000.00	44,837,392.50
2031	6,821,867.50	33,920,000.00	40,741,867.50
2032	4,894,975.00	36,375,000.00	41,269,975.00
2033	2,858,227.50	37,930,000.00	40,788,227.50
2034	1,565,500.00	10,000,000.00	11,565,500.00
2035	1,060,500.00	10,000,000.00	11,060,500.00
2036	631,250.00	7,000,000.00	7,631,250.00
2037	227,250.00	9,000,000.00	9,227,250.00

Total	$999,961,840.77	$1,900,635,000.00	$2,900,596,840.77

(a)	Includes scheduled mandatory sinking fund payments.
(b)	Total represents the remaining debt service requirements from December 1, 2006 through June 30, 2007.

SOURCE: State of California, Office of the Treasurer.

SCHEDULE OF DEBT SERVICE REQUIREMENTS

FOR LEASE-PURCHASE DEBT

As of November 1, 2006

Fiscal Year Ending June 30	Current Debt
	Interest	Principal (a)	Total
2007	285,107,946.16	248,870,000.00	533,977,946.16	(b)
2008	386,784,042.14	388,286,787.98	775,070,830.12
2009	372,059,649.19	410,977,732.44	783,037,381.63
2010	346,470,458.49	401,636,633.76	748,107,092.25
2011	315,499,265.18	416,855,000.00	732,354,265.18
2012	294,668,384.92	402,635,000.00	697,303,384.92
2013	274,135,146.75	414,030,000.00	688,165,146.75
2014	252,907,804.46	419,805,000.00	672,712,804.46
2015	231,059,507.45	442,800,000.00	673,859,507.45
2016	208,109,946.18	427,105,000.00	635,214,946.18
2017	185,582,749.43	435,440,000.00	621,022,749.43
2018	163,183,162.08	453,490,000.00	616,673,162.08
2019	140,245,682.03	416,255,000.00	556,500,682.03
2020	118,902,537.87	390,890,000.00	509,792,537.87
2021	100,096,701.12	331,635,000.00	431,731,701.12
2022	83,056,393.74	307,780,000.00	390,836,393.74
2023	68,753,984.12	261,430,000.00	330,183,984.12
2024	56,320,803.25	178,425,000.00	234,745,803.25
2025	47,297,984.90	187,430,000.00	234,727,984.90
2026	38,284,920.62	178,660,000.00	216,944,920.62
2027	29,160,255.00	187,750,000.00	216,910,255.00
2028	19,648,202.50	181,600,000.00	201,248,202.50
2029	11,188,826.25	122,675,000.00	133,863,826.25
2030	5,174,057.50	91,650,000.00	96,824,057.50
2031	1,213,121.25	36,120,000.00	37,333,121.25
2032	145,875.00	5,835,000.00	5,980,875.00

Total	$4,035,057,407.58	$7,740,066,154.18	$11,775,123,561.76

(a)	Includes scheduled mandatory sinking fund payments.
(b)	Total represents the remaining debt service requirements from December 1, 2006 through June 30, 2007.

SOURCE: State of California, Office of the Treasurer.

STATE PUBLIC WORKS BOARD AND

OTHER LEASE-PURCHASE FINANCING

OUTSTANDING ISSUES

November 1, 2006

Name of Issue	Outstanding
GENERAL FUND SUPPORTED ISSUES:
State Public Works Board
California Community Colleges	542,565,000
California Department of Corrections *	2,191,838,789
California Youth Authority	15,265,000
Office of Energy Assessments (a)	36,550,000
The Regents of the University of California (b) *	1,848,947,365
Trustees of the California State University	515,265,000
Various State Office Buildings	1,894,865,000

Total State Public Works Board Issues	$7,045,296,154
Total Other State Building Lease Purchase Issues (c)	$694,770,000

Total General Fund Supported Issues	$7,874,417,967

SPECIAL FUND SUPPORTED ISSUES:

East Bay State Building Authority *	55,946,813
San Bernardino Joint Powers Financing Authority	49,355,000
San Francisco State Building Authority (d)	29,050,000

Total Special Fund Supported Issues	$134,351,813
TOTAL	$7,740,066,154

*	Includes the initial value of capital appreciation bonds rather than the accreted value.
(a)	This program is self-liquidating based on energy cost savings.
(b)	The Regents’ obligations to the State Public Works Board are payable from lawfully available funds of The Regents which are held in The Regents’ treasury funds and are separate from the State General Fund. A portion of The Regents’ annual budget is derived from General Fund appropriations.
(c)	Includes $162,305,000 Sacramento City Financing Authority Lease Revenue Bonds State of California—Cal EPA Building, 1998 Series A, which are supported by lease rentals from the California Environmental Protection Agency; these rental payments are subject to annual appropriation by the State Legislature.
(d)	The sole tenant is the California Public Utilities Commission.

SOURCE: State of California, Office of the Treasurer.

STATE AGENCY REVENUE BONDS

AND CONDUIT FINANCING

As of June 30, 2006

Issuing Agency	Outstanding(a)(b)
State Programs Financing:
California Department of Transportation - GARVEE	$525,460,000
California Infrastructure and Economic Development Bank (c)	413,125,000
California State University	2,053,253,000
Department of Water Resources - Central Valley Project	2,364,060,000
Department of Water Resources - Power Supply Program	10,501,820,000
The Regents of the University of California	5,893,755,000

Housing Financing:
California Housing Finance Agency	7,427,157,837
Veterans Revenue Debenture	543,360,000

Conduit Financing:
California Alternative Energy and Advanced Transportation
Financing Authority	53,235,000
California Educational Facilities Authority	3,362,045,358
California Health Facilities Financing Authority	7,540,949,246
California Infrastructure and Economic Development Bank (c)	3,881,838,293
California Pollution Control Financing Authority	3,674,186,822
California Student Loan Authority	38,155,000

TOTAL	$48,272,400,556

(a)	Totals for California Department of Transportation (GARVEE), California State University, Department of Water Resources and Veterans Revenue Debenture were provided by the State of California, Office of the Treasurer. All other totals were provided by the listed issuing agency.
(b)	Does not include the “tobacco settlement revenue bonds” issued by Golden State Tobacco Securitization Corporation.
(c)	Does not include $6 billion of “rate reduction bonds” issued by special purpose trusts for the benefit of four investor-owned electric utility companies representing interests in certain electric rate surcharges.

SELIGMAN MUNICIPAL SERIES TRUST

Seligman Florida Municipal Series

Statement of Additional Information

February 1, 2007

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2007 (the “Prospectus”), offering Class A shares, Class C shares and Class D shares of Seligman Florida Municipal Series, a fund of Seligman Municipal Series Trust. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Series Trust, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Fund History

Seligman Municipal Series Trust (the “Series”) was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

Description of the Fund and its Investments and Risks

Classification

The Series is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, which are as follows:

Seligman California Municipal High-Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Only Seligman Florida Municipal Series (the “Fund”) is discussed in this SAI.

Investment Strategies and Risks

The following information regarding the Fund’s investments and risks supplements the information contained in the Prospectus.

The Fund seeks to provide high income exempt from regular federal income taxes consistent with preservation of capital. The Fund also invests with consideration given to capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Municipal securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics according to Moody’s. Municipal securities in the fourth rating category of S&P or Moody’s will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund’s investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Florida Municipal Securities. Florida municipal securities include notes, bonds and commercial paper issued by or on behalf of the State of Florida, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

2

Under the Investment Company Act of 1940, as amended (“1940 Act”), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds (“IDBs”) are issued by or on behalf of public authorities to obtain funds to provide various privately operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:

1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

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The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation’s next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Tender Option Bonds. Tender option bonds are securities that are similar to variable rate demand obligations. Tender Options Bonds are tax-exempt obligations in the form of custodial receipts that are issued by a trust based on underlying collateral of a longer-term tax-exempt bond or bonds of a single issuer, less certain fees paid to the sponsor, usually a bank, broker-dealer or other financial institution. Tender option bonds are variable rate securities whose rates are reset periodically, linked to prevailing short-term interest rates. Tender option bonds incorporate a feature that permits the holder to tender them at par plus accrued interest at each rate-reset period, thereby effectively creating a demand obligation. Based on the tender option, the Fund will treat tender option bonds as having a maturity shorter than the stated final maturity of the underlying bonds.

Risks associated with tender option bonds include the risk that the holder of such instruments may not be considered the owner for federal income tax purposes and thus will not be permitted to treat any income derived from the tender option bond as exempt from federal income taxes. Certain defaults or credit rating downgrades might impair the ability of the holder to tender these securities back to the trust or liquidity provider, with the result that the tender option bonds could become illiquid.

A Fund will purchase tender option bonds only where the investment manager is satisfied that the credit risk of the underlying bonds is appropriate for the Fund and believes that the custody and tender option arrangements will not adversely affect the tax-exempt status of the securities. Based on the tender option bond arrangements, the investment manager expects to be able to value the securities at par, although the instrument will be monitored to assure that it is valued at fair value.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund’s participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a “when-issued” basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer’s purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund may purchase a municipal security on a when-issued basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued securities, cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments will be segregated at the Fund’s custodian in connection with any purchase of when-issued securities, and is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities (those segregated or otherwise) or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund’s payment obligations).

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Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund’s option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund’s right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Funds should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission (“SEC”) for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Municipal securities of the territories and possessions of the United States. The Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of the Fund’s holdings in such obligations. The respective factors affecting the territories or possessions listed above may include, but are not limited to, the following:

•	Puerto Rico. Puerto Rico’s economy is based on manufacturing, services and tourism and generally parallels the US economy. Historically, Puerto Rico’s economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to US corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters in Puerto Rico could have a negative effect on the overall economy of Puerto Rico.

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•	Guam. Guam’s economy is dependent on revenues from tourism, the US military and service industries. Its employment is concentrated in federal and local government jobs. A decrease in US operations and natural disasters in Guam may have a negative impact on Guam’s economy.

•	Virgin Islands. The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment. Economic difficulties in the United States and natural disasters in the Virgin Islands could have a negative impact on the tourism industry and, in turn, the overall economy of the Virgin Islands.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (“1933 Act”)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Fund’s Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and Florida personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund’s net assets.

Except as otherwise specifically noted above, the Fund’s investment strategies are not fundamental and a Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of the Fund. Under these policies, the Fund may not:

•	Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

•	Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

•	As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

•	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for trustees;

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•	Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

•	Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

•	Write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

•	Purchase or sell commodities or commodity contracts including futures contracts; or

•	Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund will provide shareholders with at least 60 days prior notice of any change to the Fund’s investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in Florida. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic or political conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund’s investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under “Florida Municipal Securities” above that would otherwise meet the Fund’s objectives.

Also, under the conditions discussed above, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the US Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody’s or AA- or better by S&P); prime commercial paper (rated P-1 by Moody’s or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund’s objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with

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its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund’s portfolio turnover rate for each of the fiscal years ended September 30, 2006 and 2005 was 5.12% and –0- %, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the municipal market and bond market in general. The Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Fund’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Trustees, the Fund’s portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designees) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or the President of Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund’s portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Trustees regarding compliance with the Fund’s policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit Seligman’s employees to release the Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Fund owns or does not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permit its auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor’s Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Fund’s CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund’s portfolio holdings pursuant to these arrangements.

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Management of the Fund

Board of Trustees

The Board of Trustees provides broad supervision over the affairs of the Fund.

Management Information

Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES

John R. Galvin (77) Trustee	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

John F. Maher (63) Trustee	December 2006 to Date	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc. and Seligman Quality Municipal Fund, Inc.).	57

Frank A. McPherson (73) Trustee	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products) and the Federal Reserve System's Kansas City Reserve Bank (from 1990 until 1994).	61

Betsy S. Michel (64) Trustee	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

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Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee

Leroy C. Richie (65) Trustee	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration) and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; and Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs, Chrysler Corporation.	60

Robert L. Shafer (74) Trustee	1984 to Date	Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director (from May 1987 until June 1997), USLIFE Corporation (life insurance) and Vice President (from December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (71) Trustee	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	61

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

William C. Morris*** (68) Trustee and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (54) Trustee, President and Chief Executive Officer	Ttee.: 1993 to Date Pres.: 1995 to Date CEO: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.	60

Thomas G. Moles (64) Vice President and Co-Portfolio Manager	1984 to Date	In addition to his position with the Series, he is Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-end investment companies); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

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Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
Eileen A. Comerford (48) Vice President and Co-Portfolio Manager	2003 to Date	In addition to her position with the Series, she is Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Eleanor T.M. Hoagland (55) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (49) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

Lawrence P. Vogel (50) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (42) Secretary	1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc., and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.	N/A

*	Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not “interested” persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

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A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which Trustees will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York, NY 10017 and received at such time as may be determined by the Series’ Board of Trustees in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as a disinterested Trustee. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met once during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Shafer (Chairman) and McPherson.

Beneficial Ownership of Shares

As of December 31, 2006, the Trustees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares Owned by Trustee in the Seligman Group of Funds
INDEPENDENT TRUSTEES
John R. Galvin	None	$50,001 - $100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	None	Over $100,000
Betsy S. Michel	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	None	Over $100,000
INTERESTED TRUSTEES
William C. Morris	None	Over $100,000
Brian T. Zino	None	Over $100,000

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Compensation

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees (1)(2)
Robert B. Catell, Trustee(3)	$132	N/A	$15,620
John R. Galvin, Trustee	694	N/A	111,000
Alice S. Ilchman, Trustee(4)	623	N/A	92,348
John F. Maher(5)	N/A	N/A	N/A
Frank A. McPherson, Trustee	701	N/A	109,500
Betsy S. Michel, Trustee	722	N/A	114,000
Leroy C. Richie, Trustee	737	N/A	114,000
Robert L. Shafer, Trustee	729	N/A	114,000
James N. Whitson, Trustee	694	N/A	111,000

(1)	For the Fund’s fiscal year ended September 30, 2006.
(2)	At September 30, 2006, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.
(3)	Mr. Catell retired as a member of the Board of Trustees effective on November 28, 2005.
(4)	Dr. Ilchman passed away on August 11, 2006.
(5)	Mr. Maher was appointed to the Board of Trustees on December 18, 2006. Effective January 2007, Mr. Maher intends to defer his fees.

No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of Seligman.

The Series has a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings, when incurred, is included in trustees’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund’s financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, his accrued deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2005 was $5,867, all of which was paid to him in January 2006.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Fund may be issued without a sales charge to present and former trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another person’s intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

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The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

Control Persons and Principal Holders of Securities

Control Persons

As of January 8, 2007, there was no person or persons who controlled the Fund, either through a significant ownership of Fund shares or by any other means of control.

Principal Holders

As of January 8, 2007, the following principal holders owned of record 5% or more of the shares of the then outstanding shares of beneficial interest of a Class of shares of the Fund:

Name and Address	Class	Percentage of Total Shares Held
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East, Jacksonville, FL 32246	A	13.34%
Citigroup Global House Account, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	A	9.39%
Brown Brothers Harriman & Co., CFBO Accounts, 525 Washington Blvd., Jersey City, NJ 07310	A	5.19%
Citigroup Global House Account, Attn Peter Booth, 7th Floor, 333 West 34th Street, New York, NY 10001	C	39.46%
UBS Financial Services Inc., FBO Accounts, One John Anderson Drive, Ormond Beach, FL 32176-5790,	C	12.88%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East, Jacksonville, FL 32246	D	64.97%
Dwight Byers Trust, 2701 60th Way North, St. Petersburg, FL 33710	D	15.18%

Management Ownership

As of January 8, 2007, no Trustees or officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

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Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund (“Management Agreement”). Seligman also serves as investment manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the trustees/directors, officers or employees of Seligman and the Series, regularly advise the Series or Seligman, with respect to the Fund’s investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Trustees and Trustee of the Series, owns a majority of the outstanding voting securities of Seligman and a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund’s average daily net assets. Seligman voluntarily agreed to waive a portion of its management fee for the year ended September 30, 2006 and 2005 for the Fund to limit the per annum fee to 0.35%, respectively. For the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid Seligman management fees in the amount of $100,987, $128,092 and $140,446, respectively, of which Seligman waived or reimbursed expenses of the Fund amounting to $48,294, $54,896 and $60,192, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Fund not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowing, and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the funds of the Series in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund’s Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990 and was approved by the shareholders at a Special Meeting of the Fund held on December 7, 1990. The Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

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Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of each of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Fund’s shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge As a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 - $99,999	4.00	4.17	3.50
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

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Class C shares:

Amount of Purchase	Sales Charge As a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 - $249,000	0.50	0.50	0.50
$250,000 - $999,999	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received commissions of $425, $1,338 and $629, respectively.

Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2006 was $68,351, equivalent to 0.25% of the Class A shares’ average daily net assets.

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Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined below under the heading "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2006 was $35,042, equivalent to 1% per annum of the Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, Seligman Advisors incurred $90,394 of expenses in respect of the Fund’s Class C shares that were not reimbursed from amounts received from the Fund’s 12b-1 Plan. This amount is equal to 2.85% of net assets of Class C shares at September 30, 2006.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors (A) for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2006 was $11,949, equivalent to 1% per annum of the Class D shares’ average daily net assets.

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The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

As of September 30, 2006, Seligman Advisors incurred $62,261 of expenses in respect of the Fund’s Class D shares that were not reimbursed from amounts received from the Fund’s 12b-1 Plan. This amount is equal to 5.35% of the net assets of Class D shares at September 30, 2006.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2006 were spent on the following activities in the following amounts:

	Class A	Class C	Class D
Compensation to underwriters	$-0-	$2,860	$1,317
Compensation to broker/dealers	68,351	32,182	10,632

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Trustees”) and was approved by shareholders of the Fund on December 7, 1990. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not “interested persons” of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to the Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received distribution fees (only through December 31, 2005) and service fees of $3,540, $4,771 and $4,437, respectively, pursuant to the Fund’s 12b-1 Plan.

Other Service Providers

SDC which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

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Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account. For purposes of the table below, each series or portfolio of a registered investment company (other than the Fund) is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Thomas G. Moles	20 Registered Investment Companies with approximately $1.25 billion in total assets under management.	0 Pooled Investment Vehicles.	6 Other Accounts with approximately $850,000 in total assets under management.

Eileen A. Comerford	20 Registered Investment Companies with approximately $1.25 billion in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $661,000 in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2006, Seligman periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in each fund’s prospectuses) and Lipper averages and for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

As compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as

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having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2006, neither Mr. Moles nor Ms. Comerford owned shares of the Fund.

Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a “spread”, i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

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Commissions

The Fund will not incur commissions with the purchase and sale of its municipal securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

For the fiscal years ended September 30, 2006, 2005 and 2004, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Fund’s fiscal year ended September 30, 2005, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund’s Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Series’ Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

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Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Members. Class A shares of the Fund may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of the Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a

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letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts in the Prospectus.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a “single person”. Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer or bank in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system or plan funding or other systems acceptable to SDC, the Fund’s shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

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Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to the purchase of $1,000,000 or more alone or through a volume discount, Right of Accumulation, or letter of intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a “single person” (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares, except that for purposes of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C

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shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., D.A. Davidson & Co., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., Janney Montgomery Scott, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders may use the Fund’s Systematic Withdrawal Plan to withdraw up to 10%, of each class, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)	in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, trustee fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by an eligible employee benefit plan that are not in connection with a plan level termination; and

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(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by the Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee paid by the Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board of Trustees determines that this amortized cost value does not represent fair market value.

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Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class’s NAV at September 30, 2006, the maximum offering price of the Fund’s shares is as follows:

Class A
Net asset value per share	$7.77
Maximum sales charge (4.75% of offering price)	0.39

Offering price to public	$8.16

Class C
Net asset value per share	$7.79
Maximum sales charge (1.00% of offering price(1))	0.08

Offering price to public	$7.87

Class D
Net asset value and offering price per share(2)	$7.79

(1)	In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares."
(2)	Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

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Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund’s total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and realized before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund’s other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund’s distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of

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before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be “substantial users” (or “related person” of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

Florida Taxes

Florida does not presently impose an income tax on individuals and thus individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. Until January 1, 2007, Florida imposed an intangible personal property tax on shares of the Florida Fund owned by a Florida Resident on January 1 of each year unless such shares qualify for an exemption from that tax. In 2006, the Florida Legislature passed a bill repealing the intangible personal property tax, which became effective on January 1, 2007. The repeal did not include:

(1)	The nonrecurring tax on a note, bond or other obligation for payment of money that is secured by a mortgage, deed, or other lien on real property. Taxpayers who are lending money secured by mortgage on Florida real property still must pay the nonrecurring intangible tax.

(2)	The recurring tax on real property owned by a government and leased to a non-government entity when rental payments are due. Taxpayers that lease property from a government entity must still file and pay the governmental leasehold intangible tax annually if the amount of tax owed before discount is $60 or more.

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Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement dated, January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund’s shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under “Dealer Reallowances.” Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2006, 2005 and 2004, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

Fiscal Year	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
2006	$23,461	$2,954
2005	28,238	3,315
2004	41,173	4,308

Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2006:

Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class D Shares Retained)	Brokerage Commissions	Other Compensation(1)
$ 2,954	$972	$-0-	$4,177

(1)	During the year ended September 30, 2006, Seligman Advisors received distribution and service fees paid by the Fund in respect of Class C and Class D shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

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Seligman Advisors also pays authorized dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealers or investment advisors. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.), or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales. The fees in this paragraph and the preceding paragraph are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

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Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Seligman is voluntarily waiving 0.15% per annum of its investment management fee. Seligman may discontinue its fee waiver at any time. Absent such fee waiver, the Fund's returns would have been lower.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class A shares was 2.95%. The annualized yield was computed by dividing the Fund’s net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2006, which was the last day of the period. The average number of Class A shares of the Fund was 3,338,355, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class A shares was 4.54%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt from federal income taxes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers).

The average annual total returns for the Fund’s Class A shares for the one-, five- and ten-year periods ended September 30, 2006 were (1.97)%, 3.09% and 4.60%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2006 was 56.86%. Thus, a $1,000 investment in Class A shares made on September 30, 1996 had a value on September 30, 2006 of $1,569.

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Class C

The annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class C shares was 2.31%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 406,676, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class C shares was 3.55%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund’s Class C shares for the one- and five-year periods ended September 30, 2006 and the period from May 27, 1999 (inception) to September 30, 2006 were 0.23%, 3.10% and 3.70% respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2006 was 30.58%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2006 of $1,306.

Class D

The annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class D shares was 2.33%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 149,393, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2006 for the Fund's Class D shares was 3.58%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total return for the Fund’s Class D shares for the one-, five-, and ten-year periods ended September 30, 2006 were 1.23%, 3.31% and 4.33%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class D shares of the Fund for the ten-year period ended September 30, 2006 was 52.84%. Thus, a $1,000 investment in Class D shares made on September 30, 19964 had a value on September 30, 2006 of $1,528.

The cumulative total return for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

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Seligman, at its discretion, waived or reimbursed certain expenses of the Fund during some of the periods shown above. Without these reimbursements, yields and total returns would have been lower and the annualized yields for the 30-day periods ended September 30, 2006, would be as follows:

	Annualized Yield	Tax Equivalent Yield
Class A	2.80%	4.31%
Class C	2.16%	3.32%
Class D	2.18%	3.35%

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

Financial Statements

The Series’ Annual Report to Shareholders for the fiscal year ended September 30, 2006 contains a portfolio of the investments of the Fund as of September 30, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund’s obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust’s outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the

35

question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series’ assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

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APPENDIX A

MOODY’S INVESTORS SERVICE (MOODY’S)

MUNICIPAL BONDS

US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated “A” present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated “Baa” represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated “B” demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating category from “Aa” through “Caa”. The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative-grade. MIG ratings expire at the maturity of the obligation.

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MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the “MIG” rating scale, the Variable Municipal Investment Grade or “VMIG” rating. When either the long- or short-term aspect of a “VRDO” is not rated, that piece is designated NR, e.g., “Aaa/NR” or “NR/VMIG 1”. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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STANDARD & POOR'S RATINGS SERVICES (S&P)

MUNICIPAL BONDS

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned to long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B: An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated “N.R.” is not rated.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

S&P note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

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SP-3: Speculative capacity to pay principal and interest.

CreditWatch and Rating Outlooks

An S&P rating evaluates default risk over the life of a debt issue, incorporating an assessment of all future events to the extent they are known or considered likely. But S&P also recognizes the potential for future performance to differ from initial expectations. Rating outlooks and CreditWatch listings address this possibility by focusing on the scenarios that could result in a rating change.

CreditWatch highlights potential changes in ratings of bonds, short-term, and other fixed-income securities. Issues appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action. Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending. A listing does not mean a rating change is inevitable. However, in some cases, it is certain that a rating change will occur and only the magnitude of the change is unclear.

Wherever possible, a range of alternative ratings that could result is shown. CreditWatch is not intended to include all issues under review, and rating changes will occur without the issue appearing on CreditWatch. An issuer cannot automatically appeal a CreditWatch listing, but analysts are sensitive to issuer concerns and the fairness of the process.

An S&P rating outlook assesses the potential direction of long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

Creditwatch designations and outlooks may be “positive,” which indicates a rating may be raised, or “negative,” which indicates a rating may be lowered. “Developing” is used for those unusual situations in which future events are so unclear that the rating potentially may be raised or lowered. “Stable” is the outlook assigned when ratings are not likely to be changed, but should not be confused with expected stability of the company’s financial performance.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated “B” are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

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Variable-Rate Demand Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

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APPENDIX B

RISK FACTORS REGARDING INVESTMENTS IN

FLORIDA MUNICIPAL SECURITIES

The following information as to certain Florida considerations is given to investors in view of the Fund’s policy of concentrating its investments in Florida issues. This information is derived from sources that are generally available to investors and is believed to be accurate. This information constitutes only a brief summary, does not purport to be a complete description and has not been independently verified.

Florida’s financial operations are considerably different than most other states because, under the State’s constitution, there is no state income tax on individuals. Florida’s constitution prohibits the levy, under the authority of the State, of an individual income tax upon the income of natural persons who are residents or citizens of Florida in excess of amounts which may be credited against or deducted from any similar tax levied by the United States or any other state. Accordingly, a constitutional amendment would be necessary to impose a state individual income tax in excess of the foregoing constitutional limitations. The lack of an income tax exposes total State tax collections to more volatility than would otherwise be the case and, in the event of an economic downswing, could affect the State’s ability to pay principal and interest in a timely manner. Florida has a proportionally greater number of persons of retirement age; a factor that makes Florida’s property and transfer payment taxes a relatively more important source of State funding. Because transfer payments are typically less sensitive to the business cycle than employment income, they may act as a stabilizing force in weak economic periods.

Florida imposes an income tax on corporate income allocable to the State, sales and use taxes, estate taxes and other miscellaneous taxes. In 2006, the Florida Legislature passed a bill repealing the intangible personal property tax, which became effective January 1, 2007, upon the Governor signing it into law. These taxes are a major source of funds to meet state expenses, including repayment of, and interest on, obligations of the State. Financial operations of the State of Florida covering all receipts and expenditures are maintained through the use of four funds (the General Revenue Fund, Trust Funds, and the Budget Stabilization Fund). The General Revenue Fund receives the majority of State tax revenues, with about 42% of all taxes, licenses, fees and other operating receipts being credited to it. The Trust Funds consist of funds received by the State which under law or trust agreement are earmarked for a specific purpose. On July 1, 2005, the Florida Legislature abolished the Working Capital Fund, and the remaining balance was transferred to the General Revenue Fund. The funds maintained in the Budget Stabilization Fund may be only used to cover revenue shortfalls in the General Revenue Fund and for emergencies as defined by law. The Florida Constitution and Statutes mandate that the State budget be kept in balance from currently available revenues each State fiscal year (July 1-June 30).

The Florida Revenue Estimating Conference held on November 14, 2006 provided the State’s revenue forecasts. For the fiscal year 2006-07, the total funds available are estimated to be $32,356.8 million, which consists of $26,993.8 million in recurring funds and $5,363 in non-recurring funds. For fiscal year 2007-2008, the total funds available are estimated to be $31,673.9 million, which consists of $28,127.6 million in recurring funds and $3,546.3 million in non-recurring funds.

In 1993, Florida’s constitution was amended to limit the annual growth in the assessed valuation of residential property, and which, over time, could constrain growth in property taxes, a major source of revenue for local governments. While no immediate ratings implications are expected, the amendment could have a negative impact on the financial performance of local governments over time and lead to ratings revisions which may have a negative impact on the prices of affected bonds. In 1994, the Florida constitution was amended to limit state revenue collections in any fiscal year to, subject to exception, that which was allowed in the prior fiscal year plus a growth factor, to be determined by reference to the average annual growth rate in Florida personal income over the previous five years. State revenues collected for any fiscal year in excess of the limitation are to be transferred to the Budget Stabilization Fund until such time that fund reaches its maximum (10% of general revenue collections in the previous fiscal year) and then are to be refunded to taxpayers as provided by general law. The Legislature, by a two-thirds vote of the membership of each house, may increase the allowable state revenue for any fiscal year.

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Florida has experienced significant population growth in the last decade. According to the Florida Demographic Estimating Conference held in October 2006, as of April 2, 2006, Florida’s population was estimated to be 18,328,824 people, an increase of 2.40%, over 2005 figures. Florida’s population will continue to increase in the next 5 years, but at a slightly slower growth rate in the near term, reflecting a slowing housing and job market. By 2011, Florida’s population is expected to be 20,380,000. As a result of population growth, the State may experience a need for additional revenues to meet increased burdens on the various public and social services provided by the State. Florida's ability to obtain increased revenues to meet these burdens will be dependent in part upon the State’s ability to foster business and economic growth. The State’s business and economic growth could be restricted by the natural limitations of environmental resources and the State’s ability to finance adequate public facilities such as roads and schools.

Florida remains heavily dependent on tourism. The financial impact of the tourism industry is reflected in a broad range of market sectors, including transportation, communications, retail trade and services, and in State tax revenues generated by business activities that cater to visitors. Florida’s tourism grew during the greater part of the 1990’s, and the year 2000 by 5% to 8% annually. Although the events of September 11, 2001 led to a decline in Florida’s tourism in 2001, Florida’s tourism has grown each year since 2001. In 2004, Florida drew in an estimated 76.8 million visitors and in 2005, drew a historic 83.6 million visitors. In 2005, tourism spending was estimated to be $62 billion, and the tourism industry employed 848,700. The state sales tax revenue from tourism in 2005 was $3.7 billion. Preliminary official estimates of visitors to Florida for the third quarter of 2006 (July-September), an estimated 20.7 million visitors, which reflects a decrease of 2.4% over the same period last year or a loss of 516,000 visitors. Final 2006 numbers have not been released.

Apart from the tourism industry, Florida’s economy has also historically been dependent on the construction industry and is therefore sensitive to trends in such sector, as well as natural disasters. In 2004, Florida was hit by four major hurricanes bringing destruction to thousands of homes and businesses. In 2005, the State was affected by another four major hurricanes: Dennis, Katrina, Rita and Wilma. Reconstruction activities that began in 2004 were extended in 2005. After a few years of phenomenal growth, the housing market is forecasted to weaken in the near future. For the fiscal year 2004-05, private housing starts had reached over 269,100 units. In the fiscal year 2005-06, the private housing starts increased by 0.8% to reach 271,300 units. For the fiscal year 2006-07, the private housing starts are projected to fall to 174,000 units, or a decrease of 35.9% over the previous fiscal period. The construction industry is projected to lose jobs in the near future. In the fiscal year 2005-06, the construction industry employed an estimated 601,700 person. It is projected that construction-related employment will decrease by 1.4% in the fiscal year 2006-07, and by 8.61 in the fiscal year 2007-08.

Currently, the fastest growing industry in Florida is professional and business services. This sector grew 5.6% in the fiscal year 2005-06, and is projected to expand another 4.8% in the next fiscal year.

The ability of the State and its local units of government to satisfy its debt obligations may be affected by numerous factors which impact on the economic vitality of the State in general and the particular region of the State in which the issuer of the debt obligations in located. South Florida is particularly susceptible to international trade and currency imbalances and to economic dislocations in Central and South America, due to its geographical location and its involvement with foreign trade, tourism and investment capital. North and central Florida are impacted by problems in the agricultural sector, particularly with regard to the citrus and sugar industries. Short-term adverse economic conditions may be created in these areas, and in the State as a whole, due to crop failures, severe weather conditions or other agriculture-related problems. The State economy also has historically been dependent on the tourism and construction industries and is, therefore, sensitive to trends in those sectors.

The Fund’s investment values are expected to vary in accordance with the Fund’s investment ratings, the issuer’s ability to satisfy interest and/or principal payment obligations, the relative interest rates payable on similar investments, and the legal environment relating to creditors’ rights. In addition to the foregoing risk factors, the Fund’s policy of concentrating its investments in Florida municipal securities may make it more susceptible to risks of adverse economic, political or regulatory developments than would be the case if the Fund were more diversified as to geographic region and/or source of revenue.

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SELIGMAN MUNICIPAL SERIES TRUST

Seligman North Carolina Municipal Series

Statement of Additional Information

February 1, 2007

100 Park Avenue

New York, New York 10017

(212) 850-1864

Toll Free Telephone: (800) 221-2450

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2007 (the “Prospectus”), offering Class A shares, Class C shares and Class D shares of Seligman North Carolina Municipal Series, a fund of Seligman Municipal Series Trust. This SAI, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the above address or telephone numbers.

The financial statements and notes included in the Annual Report of Seligman Municipal Series Trust, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.

The website references in this SAI are inactive textual references, and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Fund History

Seligman Municipal Series Trust (the “Series”) was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984.

Description of the Fund and its Investments and Risks

Classification

The Series is a non-diversified, open-end management investment company, or mutual fund. It consists of four separate funds, which are as follows:

Seligman California Municipal High-Yield Series

Seligman California Municipal Quality Series

Seligman Florida Municipal Series

Seligman North Carolina Municipal Series

Only Seligman North Carolina Municipal Series (the “Fund”) is discussed in this SAI.

Investment Strategies and Risks

The Fund seeks to provide high income exempt from regular federal income taxes and the personal income taxes of North Carolina consistent with preservation of capital. The Fund also invests with consideration given to capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.

The Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody’s Investors Service (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”). Municipal securities rated in these categories are commonly referred to as investment grade. The Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody’s lack outstanding investment characteristics and in fact have speculative characteristics according to Moody’s. Municipal securities in the fourth rating category of S&P or Moody’s will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund’s investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

North Carolina Municipal Securities. North Carolina municipal securities include notes, bonds and commercial paper issued by or on behalf of the State of North Carolina, its political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and North Carolina state personal income taxes. Such securities are traded primarily in an over-the-counter market. The Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

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Under the Investment Company Act of 1940, as amended (“1940 Act”), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Fund invests principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds (“IDBs”) are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are “general obligation” and “revenue.” General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Fund may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal notes include:

1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. The Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that the Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or issuer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

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The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before the Fund is entitled to receive payment of the obligation upon demand, or (2) the period remaining until the obligation’s next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Tender Option Bonds. Tender option bonds are securities that are similar to variable rate demand obligations. Tender Options Bonds are tax-exempt obligations in the form of custodial receipts that are issued by a trust based on underlying collateral of a longer-term tax-exempt bond or bonds of a single issuer, less certain fees paid to the sponsor, usually a bank, broker-dealer or other financial institution. Tender option bonds are variable rate securities whose rates are reset periodically, linked to prevailing short-term interest rates. Tender option bonds incorporate a feature that permits the holder to tender them at par plus accrued interest at each rate-reset period, thereby effectively creating a demand obligation. Based on the tender option, the Fund will treat tender option bonds as having a maturity shorter than the stated final maturity of the underlying bonds.

Risks associated with tender option bonds include the risk that the holder of such instruments may not be considered the owner for federal income tax purposes and thus will not be permitted to treat any income derived from the tender option bond as exempt from federal income taxes. Certain defaults or credit rating downgrades might impair the ability of the holder to tender these securities back to the trust or liquidity provider, with the result that the tender option bonds could become illiquid.

A Fund will purchase tender option bonds only where the investment manager is satisfied that the credit risk of the underlying bonds is appropriate for the Fund and believes that the custody and tender option arrangements will not adversely affect the tax-exempt status of the securities. Based on the tender option bond arrangements, the investment manager expects to be able to value the securities at par, although the instrument will be monitored to assure that it is valued at fair value.

Participation Interests. From time to time, the Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund’s participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. The Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund’s participation interest in the municipal security, plus accrued interest. The Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by the Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Fund currently does not purchase participation interests and has no current intention of doing so.

When-Issued Securities. The Fund may purchase municipal securities on a “when-issued” basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer’s purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. The Fund may purchase a municipal security on a when-issued basis with or without the intention of actually acquiring the securities and may sell these securities before the purchase settlement date if it is deemed advisable.

When investing in when-issued securities, cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments will be segregated at the Fund’s custodian in connection with any purchase of when-issued securities, and is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. The Fund meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities (those segregated or otherwise) or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund’s payment obligations).

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Municipal securities purchased on a when-issued basis and the other securities held in the Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent the Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund’s assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Standby Commitments. The Fund is authorized to acquire standby commitments issued by banks with respect to securities they hold, although the Fund has no present intention of investing any assets in standby commitments. These commitments would obligate the seller of the standby commitment to repurchase, at the Fund’s option, specified securities at a specified price.

The price which the Fund would pay for municipal securities with standby commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone, and the Fund would use standby commitments solely to facilitate portfolio liquidity. The standby commitment generally is for a shorter term than the maturity of the security and does not restrict in any way the Fund’s right to dispose of or retain the security. There is a risk that the seller of a standby commitment may not be able to repurchase the security upon the exercise of the right to resell by the Fund. To minimize such risks, the Fund is presently authorized to acquire standby commitments solely from banks deemed creditworthy. The Board of Trustees may, in the future, consider whether the Fund should be permitted to acquire standby commitments from dealers. Prior to investing in standby commitments of dealers, the Fund, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission (“SEC”) for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the SEC will issue such an order.

Standby commitments with respect to portfolio securities of the Fund with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such standby commitments is carried as an unrealized loss from the time of purchase until it is exercised or expires. Standby commitments with respect to portfolio securities of the Fund with maturities of 60 days or more which are separate from the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of value of such a standby commitment, consider, among other factors, the creditworthiness of the writer of the standby commitment, the duration of the standby commitment, the dates on which or the periods during which the standby commitment may be exercised and the applicable rules and regulations of the SEC.

Municipal securities of the territories and possessions of the United States. The Fund may invest in municipal securities of territories and possessions of the United States, such as Puerto Rico, Guam and the Virgin Islands. Adverse market, political, economic or other conditions or developments within these territories or possessions may negatively affect the value of the Fund’s holdings in such obligations. The respective factors affecting the territories or possessions listed above may include, but are not limited to, the following:

•	Puerto Rico. Puerto Rico’s economy is based on manufacturing, services and tourism and generally parallels the US economy. Historically, Puerto Rico’s economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to US corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may decrease Puerto Rico’s competitive advantage for attracting new businesses in the future. Economic difficulties in the United States and natural disasters in Puerto Rico could have a negative effect on the overall economy of Puerto Rico.

•	Guam. Guam’s economy is dependent on revenues from tourism, the US military and service industries. Its employment is concentrated in federal and local government jobs. A decrease in US operations and natural disasters in Guam may have a negative impact on Guam’s economy.

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•	Virgin Islands. The Virgin Islands’ economy is heavily dependent on tourism for both revenue and employment. Economic difficulties in the United States and natural disasters in the Virgin Islands could have a negative impact on the tourism industry and, in turn, the overall economy of the Virgin Islands.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (“1933 Act”)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the Fund’s Board of Trustees may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Trustees make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Taxable Investments. Under normal market conditions, the Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and North Carolina personal income tax. Such interest, however, may be subject to the federal alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of the Fund’s net assets.

Except as otherwise specifically noted above, the Fund’s investment strategies are not fundamental and the Fund, with the approval of the Board of Trustees, may change such strategies without the vote of shareholders.

Fundamental Restrictions

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, the Fund may not:

•	Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes but not for the purchase of portfolio securities) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets;

•	Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

•	Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

•	As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed as to principal and interest by the US Government or its agencies or instrumentalities);

•	Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund’s obligations under its deferred compensation plan for trustees;

•	Purchase or hold any real estate, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

•	Purchase or hold the securities of any issuer, if to its knowledge, trustees or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

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•	Write or purchase put, call, straddle or spread options; purchase securities on margin or sell “short”; or underwrite the securities of other issuers, except that the Fund may be deemed an underwriter in connection with the purchase and sale of portfolio securities;

•	Purchase or sell commodities or commodity contracts including futures contracts; or

•	Make loans, except to the extent that the purchase of notes, bonds or other evidences of indebtedness or deposits with banks may be considered loans.

The Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders’ meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

The Fund will provide shareholders with at least 60 days prior notice of any change to the Fund’s investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and regular personal income taxes in North Carolina. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy.” This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic or political conditions, if, in the judgment of the Fund, municipal securities satisfying the Fund’s investment objectives may not be purchased, the Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not state personal income taxes. Such securities would include those described under “North Carolina Municipal Securities” above that would otherwise meet the Fund’s objectives.

Also, under the conditions discussed above, the Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the US Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated Aa3 or better by Moody’s or AA- or better by S&P); prime commercial paper (rated P-1 by Moody’s or A-1+/A-1 by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish the Fund’s objective in relation to anticipated movements in the general level of interest rates but the Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities.

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities

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whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund’s portfolio turnover rates for the fiscal years ended September 30, 2006 and 2005, were 29.32% and -0-%, respectively. The fluctuation in portfolio turnover rates of the Fund resulted from conditions in the North Carolina municipal market and bond market in general. The Fund’s portfolio turnover rate will not be a limiting factor when the Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Fund’s full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on the website of the Fund’s distributor, Seligman Advisors, Inc. (“Seligman Advisors”) (www.seligman.com). In addition, the Fund’s top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Fund’s portfolio holdings information described above to third parties the day after such information appears on Seligman Advisors’ website. The foregoing monthly and quarterly information will remain available on Seligman Advisors’ website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series’ Board of Trustees, the Fund’s portfolio holdings may be disclosed to certain parties prior to their public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Fund’s procedures require the prior written approval of the Chief Investment Officer of J. & W. Seligman & Co. Incorporated (“Seligman”) (or its designees) and the Fund’s Chief Compliance Officer (“CCO”) with respect to disclosures intended for research purposes, and the President of Seligman or the President of Seligman Advisors (or their respective designees) and the Fund’s CCO with respect to disclosures intended for legitimate business purposes. In connection with the CCO’s review and approval, the CCO considers whether such disclosure is in the best interests of the Fund. If prior approval is granted, the recipient must enter into a written agreement prior to the release of the Fund’s portfolio holding information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series’ Board of Trustees regarding compliance with the Fund’s policies, and Seligman’s Chief Compliance Officer monitor compliance with this policy.

In addition, the Fund’s policies expressly permit Seligman’s employees to release the Fund’s holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman’s views on individual securities or whether the Fund owns or does not own a particular security, provided that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers (or their designees) may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Fund or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Fund may also permits its auditors to have access to the Fund’s portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Fund’s portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Standard & Poor’s Securities Evaluations, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Fund’s portfolio holdings to State Street Bank and Trust Company (“SSBT”) in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved, as applicable, by the President of Seligman or Seligman Advisors, Seligman’s Chief Investment Officer and/or the Fund’s CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and restrict the use of the holdings information. No compensation is received by any party in consideration of the disclosure of the Fund’s portfolio holdings pursuant to these arrangements.

Management of the Fund

Board of Trustees

The Board of Trustees of the Series provides broad supervision over the affairs of the Fund.

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Management Information

Information with respect to Trustees and officers of the Fund is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, New York 10017.

Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
INDEPENDENT TRUSTEES
John R. Galvin (77) Trustee	1995 to Date	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics); Governor of the Center for Creative Leadership; and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, he was a Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, he was the Supreme Allied Commander, NATO, and the Commander-in-Chief, United States European Command.	61

John F. Maher (63) Trustee	December 2006 to Date	Retired President and Chief Executive Officer of Great Western Financial Corporation and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New Technologies Fund II, Inc. and Seligman Quality Municipal Fund, Inc.).	57

Frank A. McPherson (73) Trustee	1995 to Date	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, DCP Midstream GP, LLP (natural gas processing), Integris Health (owner of various hospitals), Oklahoma Chapter of the Nature Conservancy, Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), BOK Financial (bank holding company), Kimberly-Clark Corporation (consumer products) and the Federal Reserve System's Kansas City Reserve Bank (from 1990 until 1994).	61

Betsy S. Michel (64) Trustee	1984 to Date	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI) and Trustee, World Learning, Inc. (international educational training) and Council of New Jersey Grantmakers.	61

Leroy C. Richie (65) Trustee	2000 to Date	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration) and Vibration Control Technologies, LLC (auto vibration technology); Lead Outside Director, Digital Ally, Inc. (digital imaging); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Trustee, New York University Law Center Foundation; Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp.; and Vice President and General Counsel (from 1990 until 1997), Automotive Legal Affairs, Chrysler Corporation.	60

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Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Shafer (74) Trustee	1984 to Date	Ambassador and Permanent Observer of the Sovereign and Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds**. Formerly, Director, USLIFE Corporation (life insurance) and Vice President (from December 1973 until January 1996), Pfizer Inc. (pharmaceuticals).	61

James N. Whitson (71) Trustee	1993 to Date	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).	61

INTERESTED TRUSTEES AND PRINCIPAL OFFICERS

William C. Morris*** (68) Trustee and Chairman of the Board	1988 to Date	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer, The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (a diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.	61

Brian T. Zino*** (54) Trustee, President and Chief Executive Officer	Ttee.: 1993 to Date Pres.: 1995 to Date CEO.: 2002 to Date	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer and, with the exception of Seligman Cash Management Fund, Inc., Director or Trustee of each of the investment companies of the Seligman Group of Funds**; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp. Formerly, Member of the Board of Governors of the Investment Company Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.	60

Thomas G. Moles (64) Vice President and Co-Portfolio Manager	1984 to Date	In addition to his position with the Series, he is Director and Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series; Executive Vice President and Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. (two closed-end investment companies); and Director, Seligman Advisors, Inc. and Seligman Services, Inc. Formerly, President, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Eileen A. Comerford (48) Vice President and Co-Portfolio Manager	2003 to Date	In addition to her position with the Series, she is Senior Vice President, Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Co-Portfolio Manager, Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania Municipal Fund Series, Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.	N/A

Eleanor T.M. Hoagland (55) Vice President and Chief Compliance Officer	2004 to Date	Managing Director, J. & W Seligman & Co. Incorporated; and Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds**.	N/A

Thomas G. Rose (49) Vice President	2000 to Date	Managing Director, Chief Financial Officer and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds**, Seligman Services, Inc. and Seligman International, Inc.	N/A

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Name, (Age), Position(s) With Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years, Trusteeships and Other Information	Number of Portfolios in Fund Complex Overseen by Trustee
Lawrence P. Vogel (50) Vice President and Treasurer	V.P.: 1992 to Date Treas.: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds**; and Treasurer, Seligman Data Corp.	N/A

Frank J. Nasta (42) Secretary	1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds**; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.	N/A

*	Each Trustee serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
**	The Seligman Group of Funds currently consists of twenty-four registered investment companies, including the Series.
***	Mr. Morris and Mr. Zino are considered “interested persons” of the Series, as defined in the 1940 Act, by virtue of their positions with Seligman and its affiliates.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Trustees who are not “interested” persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.

Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Series. The Committee met six times during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. McPherson (Chairman), Galvin, Maher, Richie, Shafer and Whitson, and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund’s financial reporting process and operates pursuant to a written charter. The Committee met twice during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Maher and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Trustees by the Board. In addition, if a shareholder meeting is held where Trustees are to be elected, the Committee will select and nominate persons for election as Trustees at such shareholder meeting. The Committee may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Series occurs and if, based on the Board’s then current size, composition and structure, the Committee determines that the vacancy should be filled.

A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least $10,000 of the Fund’s shares for at least one year prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Nominating Committee for consideration at a special meeting or other meeting of shareholders at which Trustees will be elected. Nominations will not be considered except in connection with such meetings of shareholders. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing via first class mail to the attention of the Secretary of the Fund at 100 Park Avenue, New York,

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NY 10017 and received at such time as may be determined by the Series’ Board of Trustees in its reasonable discretion. The Nominating Committee will consider only one candidate submitted by a Nominating Shareholder for nomination for election. The Nominating Committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The Nominating Committee will consider and evaluate candidates submitted by the Nominating Shareholder on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria may include the candidate’s relevant knowledge, experience and expertise, the candidate’s ability to carry out his or her duties in the best interests of the Fund and the candidate’s ability to qualify as a disinterested Trustee. The charter for the Nominating Committee, which provides a detailed description of the criteria used by the Nominating Committee as well as information required to be provided by shareholders submitting candidates for consideration by the Nominating Committee, may be obtained by writing to the Secretary of the Fund at the address above.

The Committee met once during the fiscal year ended September 30, 2006. Members of the Committee are Messrs. Shafer (Chairman) and McPherson.

Beneficial Ownership of Shares

As of December 31, 2006, the Trustees beneficially owned shares in the Fund and the Seligman Group of Funds as follows:

Name	Dollar Range of Fund Shares Owned By Trustee	Aggregate Dollar Range of Shares Owned by Trustee in the Seligman Group of Funds
INDEPENDENT TRUSTEES
John R. Galvin	None	$50,001 - $100,000
John F. Maher	None	Over $100,000
Frank A. McPherson	None	Over $100,000
Betsy S. Michel	None	Over $100,000
Leroy C. Richie	None	Over $100,000
Robert L. Shafer	None	Over $100,000
James N. Whitson	None	Over $100,000
INTERESTED TRUSTEES
William C. Morris	None	Over $100,000
Brian T. Zino	None	Over $100,000

Compensation

Name and Position with Fund	Aggregate Compensation from Fund (1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from Fund and Fund Complex Paid to Trustees (1)(2)
Robert B. Catell, Trustee(3)	$126	N/A	$15,620
John R. Galvin, Trustee	649	N/A	111,000
Alice S. Ilchman, Trustee(4)	587	N/A	92,348
John F. Maher(5)	N/A	N/A	N/A
Frank A. McPherson, Trustee	656	N/A	109,500
Betsy S. Michel, Trustee	677	N/A	114,000
Leroy C. Richie, Trustee	690	N/A	114,000
Robert L. Shafer, Trustee	684	N/A	114,000
James N. Whitson, Trustee	649	N/A	111,000

(1)	For the Fund’s fiscal year ended September 30, 2006.
(2)	At September 30, 2006, the Seligman Group of Funds consisted of twenty-four investment companies, including the Series.
(3)	Mr. Catell retired as a member of the Board of Trustees effective on November 28, 2005.
(4)	Dr. Ilchman passed away on August 11, 2006.
(5)	Mr. Maher was appointed to the Board of Trustees on December 18, 2006. Effective January 2007, Mr. Maher intends to defer his fees.

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No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of Seligman.

The Series has a deferred compensation plan under which independent trustees may elect to defer receiving their fees. A trustee who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the trustee. The cost of such fees and earnings, when incurred, is included in trustees’ fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Fund’s financial statements.

Mr. Whitson had previously deferred compensation pursuant to the deferred compensation plan. Mr. Whitson no longer defers his current compensation; however, his accrued deferred compensation (including earnings/losses) in respect of the Fund as of December 31, 2005 was $5,000, all of which was paid to him in January 2006.

The Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.

Class A shares of the Fund may be issued without sales charge to present and former trustees (and their family members) of the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

Code of Ethics

Seligman, Seligman Advisors, their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors or trustees and employees (collectively, “Employees”) are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman’s Chief Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another’s intention to purchase or sell a security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering, unless prior approval has been obtained from Seligman’s Chief Compliance Officer.

The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client’s account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.

Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared by Seligman’s compliance system. This system is designed to prevent transactions in securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.

A copy of the Code of Ethics is on public file with, and is available upon request from, the SEC. You can access it through the SEC’s Internet site, www.sec.gov.

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Control Persons and Principal Holders of Securities

Control Persons

As of January 8, 2007, there was no person or persons who controlled the Fund, either through significant ownership of Fund shares or any other means of control.

Principal Holders

As of January 8, 2007, the following principal holders owned of record 5% or more of the then outstanding shares of beneficial interest of a Class of shares of the Fund:

Name and Address	Class	Percentage of Total Shares Held
First Clearing Corporation, FBO Customers, 445 Rich Mountain Road, Brevard, NC 28712	C	25.24%
First Clearing Corporation, FBO Customers, One N. Gaston Street, Brevard, NC 28712-3437	C	11.51%
First Clearing Corporation, FBO Customers, 118 Foxcross Drive, Brevard, NC 28712-9500	C	8.84%
First Clearing Corporation, FBO Customers, 584 E. Main Street, Brevard, NC 28712-3839	C	6.05%
Pershing LLC, PO Box 2052, Jersey City, NJ 07303	D	26.57%
First Clearing Corporation, FBO Customers, 303 College View Ct., Brevard, NC 28712-3149	D	12.81%
UBS Financial Services Inc., FBO Customers, 3601 Willowtree Lane, Clayton, NC 27520	D	10.82%
Betty Greene Whitener, 2046 Quiet Lane, Hickory, NC 28602	D	9.30%
MLPF&S FBO Customers, Attn: Fund Administration, 4800 Dear Lake Drive East, Jacksonville, FL 32246	D	7.72%
McDaniel, 1983 Varner Street, Summerville, SC 29483	D	5.80%
First Clearing Corporation, FBO Customers, 15 Wolfpen Cove Rd., Brevard, NC 28712	D	5.47%

Management Ownership

As of January 8, 2007, no Trustees or officers of the Fund owned any Class A, Class C or Class D shares of the then outstanding shares of beneficial interest of the Fund.

Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Trustees, Seligman manages the investment of the assets of the Fund and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Trustees and the initial shareholders of the Fund (“Management Agreement”). Seligman also serves as investment

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manager to twenty-three other US registered investment companies which, together with the Series, make up the “Seligman Group of Funds.” There are no other management-related service contracts under which services are provided to the Fund. No person or persons, other than the directors/trustees, officers or employees of Seligman and the Series, regularly advise the Series or Seligman, with respect to the Fund’s investments.

Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman and Director of Seligman and Chairman of the Board of Trustees and Trustee of the Series, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.

The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of the Fund’s average daily net assets. For the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid Seligman management fees in the amount of $88,555, $109,045 and $125,428, respectively.

The Fund pays all of its expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders’ meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of the Trustees of the Series not employed by or serving as a director of Seligman or its affiliates, insurance premiums, interest on borrowings, and extraordinary expenses such as litigation expenses. Certain expenses are allocated among the funds of the Series in a manner determined by the Board of Trustees to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Fund’s Management Agreement was approved by the Board of Trustees at a meeting held on June 21, 1990, and was unanimously approved by the shareholders at a meeting held on April 11, 1991. The Agreement will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days’ written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of its Management Agreement if continued use of the name would cause confusion in the context of Seligman’s business.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an “affiliated person” (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under “Management Information” as trustees or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.

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Services Provided by the Investment Manager

Under the Management Agreement, dated June 21, 1990, subject to the control of the Board of Trustees, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objectives and policies, and administers their business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of trustees of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp. (“SDC”), the Fund’s shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund or Seligman with respect to the Fund’s investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of the Fund, as set forth below:

Class A shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.25%
$50,000 - $99,999	4.00	4.17	3.50
$100,000 - $249,999	3.50	3.63	3.00
$250,000 - $499,999	2.50	2.56	2.25
$500,000 - $999,999	2.00	2.04	1.75
$1,000,000 and over	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge.

Class C shares:

Amount of Purchase	Sales Charge as a % of Offering Price(1)	Sales Charge as a % of Net Amount Invested	Regular Dealer Reallowance as a % of Offering Price
Less than $100,000	1.00%	1.01%	1.00%
$100,000 - $249,999	0.50	0.50	0.50
$250,000 - $999,999	0	0	0

(1)	“Offering Price” is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge on Class C shares sold by Level Load Intermediaries (as defined below).

Seligman Services, Inc. (“Seligman Services”), an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services did not receive any commissions from the sale of Fund shares.

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Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class C, and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors’ costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.

Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Series’ Board of Trustees. The Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A

Under the 12b-1 Plan, the Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one fiscal year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other fiscal year. If the Fund’s 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2006 was $39,479, equivalent to 0.25% of the Class A shares’ average daily net assets.

Class C

Under the 12b-1 Plan, the Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under “Purchase, Redemption and Pricing of Shares”)), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited

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to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2006 was $12,113, equivalent to 1% per annum of the Class C shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, Seligman Advisors incurred $63,723 of expenses in respect of the Fund’s Class C shares that were not reimbursed from amounts received form the Funds’ 12b-1 Plan. This amount is equal to 5.58% of the net assets of Class C shares at September 30, 2006.

If the 12b-1 Plan is terminated in respect of Class C shares of the Fund, no amounts (other than amounts accrued by not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class C shares.

Class D

Under the 12b-1 Plan, the Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors (A) for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations or, (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class D shares to Service Organizations who elect not to receive a time-of-sale payment, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class D shares to those Service Organizations who elect not to receive a time-of-sale payment. The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations as service fees at either the time of sale or the ongoing services fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Fund. The total amount paid by the Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2006 was $5,177, equivalent to 1% per annum of the Class D shares’ average daily net assets.

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund’s 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from the Fund in any other fiscal year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of September 30, 2006, Seligman Advisors has incurred $86,198 of expenses in respect of the Fund’s Class D shares that were not reimbursed from amounts received from the Funds 12b-1 Plan. This amount is equal to 16.66% of the net assets of Class D shares at September 30, 2006.

If the 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Fund under the 12b-1 Plan for the fiscal year ended September 30, 2006 were spent on the following activities in the following amounts:

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	Class A	Class C	Class D
Compensation to underwriters	$-0-	$62	$143
Compensation to broker/dealers	39,479	12,051	5,034

The 12b-1 Plan was approved on June 21, 1990 by the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (“Qualified Trustees”) and was approved by shareholders of the Fund on April 11, 1991. Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Trustees, including a majority of the Qualified Trustees, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Trustees, including a majority of the Qualified Trustees, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of the Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Trustees and the Qualified Trustees in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Trustees who are not “interested persons” of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed by the Trustees annually.

Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30, 2006, 2005 and 2004, Seligman Services received distribution fees (only through December 31, 2005) and service fees of $2,604, $2,589 and $2,429, respectively, pursuant to the Fund’s 12b-1 Plan.

Other Service Providers

SDC, which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Fund. SDC charges the Fund at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and trustees of the Fund are also officers and directors of SDC.

Portfolio Managers

For purposes of this discussion, each member of the portfolio team is referred to as a “portfolio manager.” The following table sets forth certain additional information with respect to the portfolio managers of the Fund. Unless noted otherwise, all information is provided as of September 30, 2006.

Other Accounts Managed by Portfolio Managers. The table below identifies, for the portfolio managers, the number of accounts managed (other than the Fund) and the total assets in such accounts, within each of the following categories: other registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below have an advisory fee based on the performance of the account. For purposes of the table below, each series or portfolio of a registered investment company (other than the Fund) is treated as a separate registered investment company.

Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Thomas G. Moles	20 Registered Investment Companies with approximately $1.26 billion in total assets under management.	0 Pooled Investment Vehicles.	6 Other Accounts with approximately $850,000 in total assets under management.

Eileen A. Comerford	20 Registered Investment Companies with approximately $1.26 billion in total assets under management.	0 Pooled Investment Vehicles.	3 Other Accounts with approximately $661,000 in total assets under management.

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Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Fund’s investments and investments in other accounts.

Compensation:

As compensation for his responsibilities, Mr. Moles received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors relating to Mr. Moles’ responsibilities as portfolio manager and Municipal Team Leader. The factors include, among other things, an evaluation of the performance of the funds managed by Mr. Moles. Throughout 2006, Seligman periodically reviewed the pre-tax investment performance of the funds managed by Mr. Moles versus their respective index benchmarks (as provided in each fund’s prospectuses) and Lipper averages and for one-, three- and five-year periods. Seligman also considered Mr. Moles’ leadership role with respect to his investment team, as well as the competitive environment for Mr. Moles’ services.

As compensation for her responsibilities, Ms. Comerford received a base salary and discretionary bonus for the year ended December 31, 2006. The discretionary bonus was based on numerous qualitative and quantitative factors, including, among other things, an evaluation of Ms. Comerford’s skills as a research analyst (i.e., quality of research), her particular contributions to her investment team, her ability to take initiative with respect to new roles/responsibilities, her leadership abilities and potential for growth as a portfolio manager, her ability to assimilate new concepts and ideas, her ability to work within a team structure, as well as the competitive environment for her services.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the portfolio managers of the Fund have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the Fund (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the portfolio managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions. However, Seligman does not currently engage in short sales of securities of municipal issuers.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it

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could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in negotiations to restructure that issuer.

Employees of Seligman, including portfolio managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because portfolio managers of Seligman manage multiple client accounts, portfolio managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of September 30, 2006, neither Mr. Moles nor Ms. Comerford owned shares of the Fund.

Portfolio Transactions and Other Practices

Portfolio Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

Fixed-income securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal in accordance with applicable law. Prices paid to dealers will generally include a “spread”, i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.

Commissions

The Fund will not incur commissions with the purchase and sale of its municipal securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions.

For the fiscal years ended September 30, 2006, 2005 and 2004, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining “best execution”. Seligman will consider a full range and quality of a broker-dealer’s services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Fund. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with

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Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers

During the Fund’s fiscal year ended September 30, 2006, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Series is authorized to issue an unlimited number of full and fractional shares of beneficial interest, par value $.001, in separate series. To date, four series have been authorized, the Fund being one of them. The Fund has three classes, designated Class A shares of beneficial interest, Class C shares of beneficial interest, and Class D shares of beneficial interest. Each share of the Fund’s Class A, Class C, and Class D beneficial interest is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Series’ Declaration of Trust, the Board of Trustees may authorize the creation of additional classes of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of trustees. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than its shares of beneficial interest.

Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Employee and Family Member Sales Charge Reductions. Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

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If you are eligible to purchase Class A shares without a sales charge or qualify for volume discounts, you should inform your financial advisor, financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.

Purchases of Class A shares by a “single person” (as defined below under “Persons Entitled to Reductions”) may be eligible for the following reductions in initial sales charges:

Discounts and Rights of Accumulation. Reduced sales charges will apply if the sum of (i) the current amount being invested by a “single person” in Class A shares of a Fund and in Class A shares of other Seligman mutual funds (excluding Class A shares of the Seligman Cash Management Fund), (ii) the current net asset value of the Class A and Class B shares of other Seligman mutual funds already owned by the “single person” other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a “single person” through an exchange of Class A shares of another Seligman mutual fund, exceeds the breakpoint discount thresholds for Class A shares described in the prospectus (the “Breakpoint Discounts”).

The value of the shares contemplated by items (ii) and (iii) above (collectively, the “Prior Owned Shares”) will be taken into account only if SDC or the financial intermediary (if you are purchasing through a financial intermediary) is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds. If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. You may need to provide this information each time you purchase shares. In addition, certain financial intermediaries may prohibit you from aggregating investments in the Seligman Group if those investments are held in your accounts with a different intermediary or with SDC.

If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account records and a social security or tax identification number. You may need to provide this information each time you purchase shares.

Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges may be applied to purchases made within a 13-month period starting from the date of receipt from you of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the letter of intent assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent. In the event you do not fulfill your obligations and the amount of any outstanding sales charge is greater than the value of the shares in escrow, you will be required to pay the difference. If the amount of the outstanding sales charge is less than the value of the shares in escrow, you will receive any shares remaining in escrow after shares with a value equal to the amount of the outstanding sales charge are redeemed by the transfer agent. This program also applies separately to Class C shares. Accordingly, with respect to a letter of intent to purchase Class C shares, no other share class will be aggregated with Class C shares. Please see the Class C sales charge schedule of Breakpoint Discounts in the Prospectus.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a “single person”. Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A “single person” includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee

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or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered “single persons” for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Series’ Prospectus, reports, and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to “eligible employee benefit plans,” except that the Fund may sell shares at net asset value to “eligible employee benefit plans” which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. “Eligible employee benefit plan” means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to SDC, the Fund’s shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about “eligible employee benefit plans” is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1)	to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2)	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3)	to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;

(4)	to financial institution trust departments;

(5)	to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6)	to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7)	pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8)	to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a “fund of funds” arrangement;

(9)	to certain “eligible employee benefit plans” as discussed above;

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(10)	to those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees;

(11)	in connection with sales pursuant to a retirement plan alliance program which has a written agreement with Seligman Advisors; and

(12)	to participants in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 401(k), 403(b), or 457 of the Internal Revenue Code and “rabbi trusts”, for which Charles Schwab & Co., Inc. or an affiliate acts as broker-dealer, trustee, or recordkeeper.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to the purchase of $1,000,000 or more alone or through a volume discount, Right of Accumulation, or letter of intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination, except that any such plan that is or was a separate account client of Seligman at the time of initial investment in a Seligman mutual fund (or within the prior 30 days) will not be subject to a CDSC on redemption of any shares. Other available reductions will not be subject to a 1% CDSC. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See “CDSC Waivers” below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a “single person” (as described above), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares, except that for purposes of determining eligibility for a Breakpoint Discount under a Right of Accumulation or letter of intent in respect of Class C shares, no other share class will be aggregated with Class C shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: A.G. Edwards & Sons, Inc., Advest, Inc., Bear, Stearns & Co. Inc., Citigroup Global Markets, Inc., D.A. Davidson & Co., First Clearing, LLC, GPC Securities, Inc., INVEST Financial Corporation, Investment Centers of America, Inc., Janney Montgomery Scott, LLC, KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, McDonald Investments Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Piper Jaffray & Co., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher, Inc., Ryan Beck & Co., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.

Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

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Systematic Withdrawals. Class C and Class D shareholders may use the Fund’s Systematic Withdrawal Plan to withdraw up to 10%, of each class, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1)	on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)	in connection with (1) distributions from retirement plans qualified under Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3)	in whole or in part, in connection with shares sold to current and retired Trustees of the Fund;

(4)	in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)	in whole or in part, in connection with systematic withdrawals;

(6)	in connection with participation in the Merrill Lynch Small Market 401(k) Program or retirement programs administered or serviced by the Princeton Retirement Group;

(7)	on incidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence;

(8)	on redemptions of shares initially purchased by eligible employee benefit plans that are not in connection with a plan level termination; and

(9)	on any redemption of Class A shares that are purchased by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Seligman mutual fund.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities. Any securities accepted by the Fund in payment for the Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

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Offering Price

When you buy or sell Fund shares, you do so at the Class’s net asset value (“NAV”) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class’s share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee paid by the Fund, are accrued daily and taken into account for the purpose of determining NAV.

Generally, portfolio securities in which the Fund invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Trustees. These fair value procedures may be used to determine the value of a security in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

Specimen Price Make-Up

Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class’s NAV at September 30, 2006, the maximum offering price of the Fund’s shares is as follows:

Class A
Net asset value per share	$7.86
Maximum sales charge (4.75% of offering price)	0.39
Offering price to public	$8.25

Class C
Net asset value per share	$7.86
Maximum sales charge (1.00% of offering price(1))	0.08
Offering price to public	$7.94

Class D
Net asset value and offering price per share(2)	$7.85

(1)	In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors purchasing Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under “Purchase, Redemption and Pricing of Shares.”
(2)	Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

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Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by the Fund of its shares impracticable or its is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Fund's responsibility for the prevention of money laundering, you may be required by the Fund, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Fund or its service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Fund. The Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund or its service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, Seligman or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares

The Fund has no arrangements with any person to permit frequent trading of Fund shares.

Taxation of the Fund

Federal Income Taxes. The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of the Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) the Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

The Fund is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for the Fund.

If, at the end of each quarter of its taxable year, at least 50% of the Fund’s total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by the Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Interest on certain tax-exempt bonds that are private activity bonds within the meaning of the Internal Revenue Code is treated as a tax preference item for purposes of the alternative minimum tax, and any such interest received by the Fund and distributed to shareholders will be so treated for purposes of any alternative minimum tax liability of shareholders to the extent of the dividend’s proportionate share of a Fund’s income consisting of such interest.

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Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund’s capital gains from property held for more than one year and realized before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from the Fund’s other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for federal income tax purposes to the extent that the Fund’s distributions are exempt from federal income tax.

Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by the Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the exchange or reinstatement options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder’s tax basis in the shares acquired pursuant to the exchange or reinstatement options.

The Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. The Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

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Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be “substantial users” (or “related person” of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of the Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined on an annual basis for each account for which a certified taxpayer identification number (social security number for individuals) is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder’s account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number or social security number, as applicable.

North Carolina Taxes

In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the Fund, distributions from the Fund to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Internal Revenue Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the US Government and agencies and possessions of the United States, so long as in both cases the Fund provides a supporting statement to the shareholders designating the portion of the dividends of the Fund attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the US Government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

The Fund will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the Fund which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund’s shares of beneficial interest, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under “Dealer Reallowances.” Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Fund for the fiscal years ended September 30, 2006, 2005 and 2004, are shown below. Also shown below are the amounts of the Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:

Fiscal Year	Total Sales Charges Paid by Shareholders on Class A and Class C Shares	Amount of Class A and Class C Sales Charges Retained by Seligman Advisors
2006	$8,550	$1,054
2005	9,649	1,231
2004	17,447	1,893

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Compensation

Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during the fiscal year ended September 30, 2006:

Net Underwriting Discounts and Commissions (Class A and Class C Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class D Shares Retained)	Brokerage Commissions	Other Compensation(1)
$1,054	$1	$-0-	$205

(1)	During the year ended September 30, 2006, Seligman Advisors received distribution and service fees paid by the Fund in respect of Class C and Class D shares pursuant to the Fund’s Rule 12b-1 Plan. These amounts and arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”

Other Payments

Seligman Advisors pays authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; 0.80% of NAV sales from $2 million up to but not including $3 million; 0.50% of NAV sales from $3 million up to but not including $5 million; and 0.25% of NAV sales from $5 million and above. With respect to purchases of Class A shares of the funds of Seligman TargetHorizon ETF Portfolios, Inc., Seligman Advisors shall pay authorized dealers or investment advisors 0.25% on NAV sales attributable to such funds. Class A shares representing only an initial purchase of Seligman Cash Management Fund, Inc. are not eligible for the fees described above. Such shares will become eligible for the applicable fee described above once they are exchanged for Class A shares of another Seligman mutual fund. The calculation of the fee will be based on assets held by a “single person,” including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors also pays authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an “eligible employee benefit plan” that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the applicable fee described below are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fees described below. Such shares will become eligible for the applicable fee described below once they are exchanged for Class A shares of another Seligman mutual fund. The payment is based on cumulative sales for each plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, in respect of the Seligman mutual funds (other than Seligman TargetHorizon ETF Portfolios, Inc. and Seligman Cash Management Fund, Inc.) is as follows: 1.00% of sales up to but not including $2 million; 0.80% of sales from $2 million up to but not including $3 million; 0.50% of sales from $3 million up to but not including $5 million; and 0.25% of sales from $5 million and above. The payment schedule, for each calendar year, in respect of the funds of Seligman TargetHorizon ETF Portfolios, Inc. is 0.25% of sales. The fees in this paragraph and the preceding paragraph are not duplicative (i.e., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan).

Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, “Financial Intermediaries”), subject to Seligman’s and Seligman Advisors’ respective internal policies and procedures.

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Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the “Seligman Funds”). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors’ internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors’ headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors’ internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the annual operating expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the Financial Intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders’ fees and loads paid by Seligman Advisors, as set forth in the Prospectuses or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

Calculation of Performance Data

The Fund may quote performance data in various ways. All performance information supplied by the Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Fund over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Fund over a stated period.

Historical Investment Results

Class A

The annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class A shares was 2.57%. The annualized yield was computed by dividing the Fund’s net investment income per share earned

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during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales charge of 4.75% of the gross amount invested) on September 30, 2006, which was the last day of this period. The average number of Class A shares of the Fund was 1,955,256, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class A shares was 4.28%. The tax equivalent annualized yield was computed by first computing the annualized yield, as discussed above. Then the portion of the yield attributable to securities the income of which was exempt from federal and state income taxes was determined. This portion of the yield was then divided by one minus 40.36% (which assumes the maximum combined federal and state income tax rate for individual taxpayers that are subject to North Carolina’s personal income taxes). Then the small portion of the yield attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares’ yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the Fund’s Class A shares for the one-, five- and ten-year periods ended September 30, 2006 were (1.81)%, 3.00% and 4.28%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the Fund, subtracting the maximum initial sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods of the Fund, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class A shares of the Fund for the ten-year period ended September 30, 2006 was 52.07%. Thus, a $1,000 investment in Class A shares made on September 30, 1996 had a value on September 30, 2006 of $1,521.

Class C

The annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class C shares was 1.92%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares of the Fund was 145,233, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period September 30, 2006 for the Fund’s Class C shares was 3.20%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund’s Class C shares for the one- and five-year periods ended September 30, 2006 and the period from May 27, 1999 (inception) to September 30, 2006 were 0.37%, 3.05% and 3.35%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the Fund, subtracting the maximum initial sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class C shares of the Fund for the period from May 27, 1999 (inception) through September 30, 2006 was 27.38%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2006 of $1,274.

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Class D

The annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class D shares was 1.94%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares of the Fund was 65,823, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yield for the 30-day period ended September 30, 2006 for the Fund’s Class D shares was 3.23%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the Fund’s Class D shares for the one-, five-, and ten- year periods ended September 30, 2006 were 1.38%, 3.23% and 4.01%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of the Fund and that all of the dividends and capital gain distributions paid by the Fund’s Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of the Fund, the entire amount was redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for Class D shares of the Fund for the ten-year period ended September 30, 2006 was 48.17%. Thus, a $1,000 investment in Class D shares made on September 30, 1996 had a value on September 30, 2006 of $1,482.

The cumulative total returns for each Class of shares of the Fund shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the periods specified; subtracting the maximum initial sales charge for Class A and Class C shares; determining the total value of all dividends and distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares or on the redemption of shares.

Financial Statements

The Series’ Annual Report to Shareholders for the fiscal year ended September 30, 2006 contains a portfolio of the investments of the Fund as of September 30, 2006, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.

General Information

The Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Trust into any number of other classes without further action by shareholders. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class.

As a general matter, the Trust will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Trust or any series, including the Fund, to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new series, abolishing series when there are no units thereof outstanding, changing the name of the Trust or the name of any series, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Code, or applicable regulations for the Fund’s obtaining the most favorable treatment thereunder available to regulated

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investment companies), which amendments require approval by a majority of the Shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, and (f) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Trust, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of the Trust’s outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustee shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are substantially identical or that the matter does not significantly affect any interest of such series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a series’ assets for any shareholder held personally liable for obligations of such series.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Fund.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, New York 10281.

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APPENDIX A

MOODY'S INVESTORS SERVICE (MOODY’S)

MUNICIPAL BONDS

US Municipal and Tax-Exempt Ratings

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions

Aaa: Issuers or issues rated “Aaa” demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa: Issuers or issues rated “Aa” demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A: Issuers or issues rated “A” present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa: Issuers or issues rated “Baa” represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba: Issuers or issues rated “Ba” demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B: Issuers or issues rated “B” demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa: Issuers or issues rated “Caa” demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca: Issuers or issues rated “Ca” demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C: Issuers or issues rated “C” demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2”, and “3” to each generic rating category from “Aa” through “Caa”. The modifier “1” indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment-grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG 1” through “MIG 3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative-grade. MIG ratings expire at the maturity of the obligation.

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MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the “MIG” rating scale, the Variable Municipal Investment Grade or “VMIG” rating. When either the long- or short-term aspect of a “VRDO” is not rated, that piece is designated NR, e.g., “Aaa/NR” or “NR/VMIG 1”. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2: This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3: This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG: This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1: Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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STANDARD & POOR'S RATINGS SERVICES (S&P)

MUNICIPAL BONDS

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term ratings address the put feature, in addition to the usual long-term rating. Medium-term notes are assigned to long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated “BB”, “B”, “CCC”, “CC”, and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated “BB” is less vulnerable to non-payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

38

B: An obligation rated “B” is more vulnerable to non-payment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated “CC” is currently highly vulnerable to nonpayment.

C: The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R.: An issue designated “N.R.” is not rated.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (“AAA”, “AA”, “A”, “BBB”, commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

S&P note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making the assessment:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

39

CreditWatch and Rating Outlooks

An S&P rating evaluates default risk over the life of a debt issue, incorporating an assessment of all future events to the extent they are known or considered likely. But S&P also recognizes the potential for future performance to differ from initial expectations. Rating outlooks and CreditWatch listings address this possibility by focusing on the scenarios that could result in a rating change.

CreditWatch highlights potential changes in ratings of bonds, short-term, and other fixed-income securities. Issues appear on CreditWatch when an event or deviation from an expected trend has occurred or is expected and additional information is necessary to take a rating action. Such rating reviews normally are completed within 90 days, unless the outcome of a specific event is pending. A listing does not mean a rating change is inevitable. However, in some cases, it is certain that a rating change will occur and only the magnitude of the change is unclear.

Wherever possible, a range of alternative ratings that could result is shown. CreditWatch is not intended to include all issues under review, and rating changes will occur without the issue appearing on CreditWatch. An issuer cannot automatically appeal a CreditWatch listing, but analysts are sensitive to issuer concerns and the fairness of the process.

An S&P rating outlook assesses the potential direction of long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions. An outlook is not necessarily a precursor of a rating change or future CreditWatch action.

•	Positive means that a rating may be raised.

•	Negative means that a rating may be lowered.

•	Stable means that a rating is not likely to change.

•	Developing means a rating may be raised or lowered.

Creditwatch designations and outlooks may be “positive,” which indicates a rating may be raised, or “negative,” which indicates a rating may be lowered. “Developing” is used for those unusual situations in which future events are so unclear that the rating potentially may be raised or lowered. “Stable” is the outlook assigned when ratings are not likely to be changed, but should not be confused with expected stability of the company’s financial performance.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3: Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated “B” are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period.

40

Variable-Rate Demand Bonds

S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

41

APPENDIX B

RISK FACTORS REGARDING INVESTMENTS IN

NORTH CAROLINA MUNICIPAL SECURITIES

The North Carolina economy showed continued growth during 2006, although at a reduced pace compared to 2005, as it continued to recover from the 2001 recession. The North Carolina economy as a whole is expected to grow by approximately 3.5% or slightly less during 2006. Moreover, the economic expansion is likely to continue into 2007 due to a number of factors, including the decline in energy prices after the earlier surge. The growth in 2007 is expected to again be slower with a likely 2% or possibly slightly greater growth rate for the year.

However, not all areas of the economy have participated in the recovery. While at one time North Carolina was one of the largest manufacturing states in the United States and the State still retains considerable strength in manufacturing, 2006 showed a continuing decline in the North Carolina manufacturing segment, particularly textiles and apparel and furniture. The decline in textiles may be slowed somewhat by the trade agreement with China which will likely limit the growth of Chinese apparel exports to the United States over the next several years. This continued decline in manufacturing is part of an overall trend of a transition of North Carolina from a manufacturing intensive economy to one focused more on “knowledge” fields like education and health, professional and technical occupation, finance and management. In addition, the tobacco industry continues to decline. However, there is growth in certain areas such as hog processing and biotechnology manufacturing as well as banking and finance. While the banking and finance and information technology industries provide substantial employment in North Carolina and are major growth industries, North Carolina has not to date achieved national prominence in these industries.

Despite this downward trend in manufacturing, the State’s economy as a whole continued to improve. The State's unemployment rate at the end of October was 4.7% and it is expected to close 2006 at about 4.9%. Moreover, overall job growth has continued to remain positive. This overall State aggregate economic performance is expected to continue to improve in 2007 with the number of jobs increasing statewide. The only negative factors are that workers with less education are increasingly finding lower paying service jobs as their major employment option and that North Carolina has been split geographically with the employment opportunities being the greatest in the metropolitan areas of the State, particularly in the Charlotte and Raleigh areas, plus the tourist and retirement destinations on the coast and in the mountains. North Carolina has become one of the 10 most populated states and it is among the 10 fastest growing states.

Like most states, North Carolina continues to face pressures on its state budget. While North Carolina Governor Easley was forced to invoke his constitutional authority to balance the State budget in 2001 and 2002, the most recent state budget for the fiscal period July 1, 2005 through June 30, 2007 required no such action. While a “final” version of the 2005-2007 budget was approved in August 2005, the General Assembly generally revisits the budget at the beginning of the following session. Accordingly, the General Assembly met in early 2006 to work on a finalized 2006-2007 budget. The budget as finally approved increases spending by $1.7 billion or 9.8% over 2006-2007 which is the largest percentage increase in the budget since 1998-1999. The final budget does include teacher and state employee pay raises as well as some one time funding for large capital projects. The budget also calls for lowering the state sales tax rate from 4.5% to 4.25% on December 1, 2006 and lowering the top income tax rate from 8.25% to 8% on January 1, 2007 (these 2 temporary tax increases had been enacted in 2001). The surplus that allowed for this spending was caused by the double digit revenue growth North Carolina experienced in 2005 and 2006, but this growth in revenue is much larger than the growth of the underlying economy. Accordingly, this revenue growth will not continue and the State likely will face a budget shortfall some project to be as much as $1 billion when lawmakers return in 2007, and the General Assembly will have to deal with this deficit.

Because of budget shortfall issues and the State’s struggles in dealing with the problems in 2001-2002, both Standard & Poor’s and Moody’s reviewed their ratings of the State’s general obligations in 2002, and while Standard & Poor’s left the rating of North Carolina general obligations at “AAA”, Moody’s downgraded the rating of the State’s general obligations to “Aa1”. However, on January 12, 2007, Moody’s restored its rating of North Carolina general obligation bonds to its highest “Aaa” level.

While the general obligations of the State are rated “AAA” by Standard & Poor’s and “Aa1” by Moody’s, there can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions, including the State’s response to its budget problems. Moreover, such ratings apply only to obligations of the State and not to those of its political subdivisions, and the economic information provided above may not be fully relevant to obligations issued by such political subdivisions.

42

PART C. OTHER INFORMATION

Item 23.	Exhibits

All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are filed herewith.

(a)	Instruments of Establishment and Designation dated May 24, 1999. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on May 28, 1999.)

(a)(1)	Form of Amended and Restated Declaration of Trust of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(b)	Amended and Restated By-laws of Registrant. (Incorporated by reference to Registrant’s Post Effective Amendment No. 25, filed on January 29, 1997.)

(b)(1)	Amended By-laws of the Registrant. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 34, filed on January 29, 2003.)

(c)	Copy of Specimen of Stock Certificates for Class D Shares of each Series. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on January 29, 1994.)

(d)	Management Agreement between the Registrant on behalf of the California High-Yield Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(1)	Management Agreement between the Registrant on behalf of the California Quality Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(2)	Management Agreement between the Registrant on behalf of the Florida Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(d)(3)	Management Agreement between the Registrant on behalf of the North Carolina Municipal Series and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)	Addendum to Sales/Bank Agreement. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1)	Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to its Registration Statement for Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2)	Form of Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(3)	Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(e)(4)	Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 28, 2003.)

(f)	Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(f)(1)	Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit 23 (f) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

PART C. OTHER INFORMATION (continued)

(g)	Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 25 filed on January 29, 1997.)

(h)	Not applicable.

(i)	Opinion and Consent of Counsel with respect to Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on May 28, 1999.)

(i)(1)	Opinions and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(j)	*Consent of Independent Registered Public Accounting Firm.

(j)(1)	*Consent of California Counsel.

(j)(2)	*Consent of North Carolina Counsel.

(k)	Not Applicable.

(l)	Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on May 28, 1999.)

(l)(1)	Form of Purchase Agreement for Initial Capital for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed on January 29, 1997.)

(m)	Amended Administration, Shareholder Services and Distribution Plan for each Series. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on May 28, 1999.)

(m)(1)	Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed on January 28, 2003.)

(m)(2)	Form of Services Agreement between Morgan Stanley Dean Witter, Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3)	Form of Selected Dealer Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(3)(a)	Form of Supplemental Fund Services Agreement between Merrill Lynch Pierce, Fenner & Smith, Incorporated and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(m)(4)	Form of Services Agreement between CIBC Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5)	Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6)	Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

PART C. OTHER INFORMATION (continued)

(m)(7)	Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(m)(8)	Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(9)	Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10)	Form of Supplemental Fund Services Agreement between The Princeton Retirement Group, Inc. and GPC Securities, Inc. and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Seligman LaSalle Real Estate Fund Series, Inc. Post-Effective Amendment No. 7 filed on December 29, 2006.)

(n)	Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 30 filed on May 28, 1999.)

(p)	Code of Ethics of the Registrant, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 42 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 28, 2005.)

(Other Exhibits)	*(a) Power of Attorney for John F. Maher.

(b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed on January 28, 2002.)

(c) Powers of Attorney. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on January 27, 1998.)

Item 24.	Persons Controlled by or Under Common Control with Registrant. None.

Item 25.	Indemnification. Reference is made to the provisions of Article VII of Registrant's Amended and Restated Declaration of Trust filed as Exhibit 24(b)(1) and Article VII of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant’s Post-Effective Amendment No. 25 to the Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

PART C. OTHER INFORMATION (continued)

Item 26.	Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation (Seligman), is the Registrant's investment manager and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Item 26 of Post-Effective Amendment No. 44 to the Registration Statement of Seligman Municipal Fund Series, Inc. (File No. 811-3828) filed on January 29, 2007.

Item 27.	Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income and Growth Fund, Inc., Seligman Core Fixed Income Fund, Inc. (formerly, Seligman Investment Grade Fixed Income Fund, Inc.), Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Fund Series, Inc., Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman TargetHorizon ETF Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant’s principal underwriter named in response to Item 20:

Seligman Advisors, Inc.

As of January 8, 2007

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
William C. Morris*	Chairman of the Board and Director	Chairman of the Board
Brian T. Zino*	Director	President, Director and Chief Executive Officer
Charles W. Kadlec*	Director and President	None
David F. Stein*	Director	None
Rodney G.D. Smith*	Director	None
John H. Clark*	Director	None
John B. Cunningham*	Director	None
Neil T. Eigen*	Director	None
Thomas M. Moles*	Director	None
Paul H. Wick*	Director	None
Richard M. Potocki*	Managing Director, Director of Sales	None
Jonathan G. Evans*	Managing Director, Sales	None
Bruce M. Tuckey*	Managing Director, Sales	None
Andrew S. Veasy*	Managing Director, Sales	None
Thomas G. Rose*	Senior Vice President, Finance	Vice President
James R. Besher*	Senior Vice President, Regional Sales	None
Gerald I. Cetrulo, III*	Senior Vice President, Sales	None
Arthur A. Condron*	Administration and Director., Wealth Management Services	None
Peter W. Quinn*	Senior Vice President, Wealth Management Services	None
Jeffrey S. Dean*	Senior Vice President, Director of Operations and Business Planning	None
Kenneth J. Dougherty*	Senior Vice President, Sales	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 8, 2007

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
T. Wayne Knowles*	Senior Vice President, Divisional Sales Director	None
Michelle L. Rappa*	Senior Vice President, Director of Marketing	None
Ronald W. Pond*	Senior Vice President, Divisional Sales Director	None
Thomas P. Parnell*	Senior Vice President, Sales
J. Jeffery Rold*	Senior Vice President, Divisional Sales Director	None
Daniel R. Molloy*	Senior Vice President, Retirement Plans Manager	None
Jeffery C. Pleet*	Senior Vice President, Regional Retirement Plans Manager	None
Judith L. Lyon*	Senior Vice President, Sales	None
Joseph J. Williams, Jr.*	Senior Vice President, Sales	None
John H. Pierucki*	Senior Vice President, Regional Sales	None
Gary A. Terpening*	Senior Vice President, Director of Business Development	None
Marcie L. Blanco*	Vice President, Regional Retirement Plans Manager	None
Matthew K. Scott*	Vice President, Regional Retirement Plans Manager	None
Michael J. Ferry*	Vice President, Regional Retirement Plans Manager	None
Emily H. Calcagno*	Vice President, National Accounts	None
Nicole C. Grogan*	Vice President, Manager, Sales Administration and Planning Managed Money	None
Peter J. Campagna*	Vice President, Portfolio Advisory, Managed Money	None
Dina L. Cutrone*	Vice President, Retirement Marketing	None
Helen Delman*	Vice President, Product Development	None
Matthew Witschel*	Vice President, Manager of Internal Sales	None
Steven J. Ralff*	Vice President, Product Manager	None
Paula A. Smith*	Senior Vice President, Director of Retirement Plans	None
John T. Szwed*	Vice President, Product Manager	None
William DeSanto*	Senior Vice President, Director of Product Management	None
Sean C. Hausman*	Vice President, Regional Sales	None
Brian P. Karavlan*	Vice President, Regional Sales	None
Brian C. Kelleher*	Vice President, Regional Sales	None
Michael Loftus*	Vice President, Regional Sales	None
John Kielmeyer*	Vice President, Regional Sales	None
Jennifer Danzi*	Vice President, Regional Sales	None
David A. Carrano*	Vice President, Regional Sales	None
Matthew R. Compton*	Vice President, Regional Sales	None

PART C. OTHER INFORMATION (continued)

Seligman Advisors, Inc.

As of January 8, 2007

(1)	(2)	(3)
Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Conor W. McKenna*	Vice President, Regional Sales	None
Lisa M. MacDonald*	Vice President, Sales Administration and Planning	None
Frank J. Nasta*	Director and Corporate Secretary	Secretary
Paul B. Goucher*	Assistant Corporate Secretary	None
Jennifer G. Muzzey*	Assistant Corporate Secretary	None
Joseph L. D’Alessandro*	Assistant Corporate Secretary	None
Albert A. Pisano*	Senior Vice President, Chief Compliance Officer	None
Katherine J. Shetler*	Vice President and Treasurer	None
Julie S. Rosenberg*	Assistant Treasurer	None
Lawrence P. Vogel*	Assistant Treasurer	Vice President and Treasurer
Richard C. Dluzniewski*	Assistant Treasurer	None
Jennie Haluska*	Assistant Treasurer	None
Sandra Floris*	Assistant Vice President, Order Desk	None
Keith R. Landry*	Vice President, Manager, Order Desk	None
Glen Matthews*	Assistant Vice President, Order Desk	None
Valerie Rummo*	Assistant Vice President, Retirement Sales Desk Manager	None
Karin Billias*	Vice President, Retirement Marketing	None
Seth J. Barron*	Assistant Vice President, Wealth Management Services	None
Oscar Lagos*	Assistant Vice President, Operations	None

*	The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)	Not Applicable.

Item 28.	Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its office at 100 Park Avenue, New York, New York 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, custodian for the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, New York 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.	Management Services. Not Applicable.

Item 30.	Undertakings. Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 38 to its Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 38 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of January, 2007.

SELIGMAN MUNICIPAL SERIES TRUST

By:	/s/ Brian T. Zino
Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 38 has been signed below by the following persons in the capacities indicated on January 29, 2007.

Signature	Title

/s/ Brian T. Zino	President, Director and Chief Executive Officer (Principal Executive Officer)
Brian T. Zino

/s/ William C. Morris	Chairman of the Board and Director
William C. Morris

/s/ Lawrence P. Vogel	Treasurer (Principal Financial and Accounting Officer)
Lawrence P. Vogel

John R. Galvin, Trustee	)
John F. Maher, Trustee	)
Frank A. McPherson, Trustee	)
Betsy S. Michel, Trustee	)	/s/ Brian T. Zino
Leroy C. Richie, Trustee	)	Brian T. Zino, Attorney-in-Fact
Robert L. Shafer, Trustee	)
James N. Whitson, Trustee	)

SELIGMAN MUNICIPAL SERIES TRUST

Post-Effective Amendment No. 38 to the

Registration Statement on Form N-1A

EXHIBIT INDEX

Form N1-A Item No.	Description

Item 23(j)	Consent of Independent Registered Public Accounting Firm.

Item 23(j)(1)	Consent of California Counsel.

Item 23(j)(2)	Consent of North Carolina Counsel.

(Other Exhibits:)	Power of Attorney for John F. Maher.